As filed with the Securities and Exchange Commission on June 7, 2018

Securities Act File No. 333-[_____]

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ___	Post-Effective Amendment No. ____

CENTRE FUNDS

(Exact Name of Registrant as Specified in Charter)

48 Wall Street, Suite 1100, New York, New York 10005

(Address of Registrant’s Principal Executive Offices)

1-212-918-4705

(Registrant’s Telephone Number, Including Area Code)

James A. Abate, 48 Wall Street, Suite 1100, New York, New York 10005

(Name and Address of Agent for Service)

Copies of all communications to:

Keri E. Riemer, Esq.

Seward & Kissel LLP

One Battery Park Plaza

New York, New York 10004

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on July 9, 2018 pursuant to Rule 488.

Title of Securities Being Registered: Investor Class Shares and Institutional Class Shares of beneficial interest, par value $0.001 per share, of Centre Global Infrastructure Fund, a series of the Registrant.

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of securities.

July [__], 2018

Dear Shareholders:

We have called a special meeting of shareholders of the Centre Active U.S. Tax Exempt Fund (the “Tax Exempt Fund”), a series of Centre Funds (the “Trust”), to be held at the offices of Centre Asset Management, LLC, 48 Wall Street, Suite 1100, New York, New York 10005 on Wednesday, August 22, 2018 at 10:00 a.m. The purpose of the special meeting is to seek shareholder approval of an Agreement and Plan of Reorganization under which the Tax Exempt Fund would be reorganized into Centre Global Infrastructure Fund (the “Infrastructure Fund”), another series of the Trust. Each of the Tax Exempt Fund and the Infrastructure Fund is managed by Centre Asset Management, LLC (the “Adviser”). Please refer to the enclosed combined proxy statement/prospectus for a detailed explanation of the reorganization.

After careful deliberation, the Adviser determined that it would be advisable to pursue the reorganization of the Tax Exempt Fund into the Infrastructure Fund and recommended to the Board of Trustees of the Trust (the “Board”) that the Board approve the proposed reorganization. The Adviser believes that the Infrastructure Fund, which has an investment objective that is similar to, and principal investment strategies that differ from, the investment objective and the principal investment strategies of the Tax Exempt Fund, offers certain advantages to Tax Exempt Fund shareholders that the Tax Exempt Fund does not. Following careful analysis and consideration, the Board approved the Agreement and Plan of Reorganization relating to the proposed reorganization after concluding that the implementation of the reorganization is advisable and in the best interests of the Tax Exempt Fund’s shareholders. The Board voted to recommend that shareholders of the Tax Exempt Fund vote “FOR” the Plan, which provides for the reorganization of the Tax Exempt Fund into the Infrastructure Fund.

If you were a shareholder of record of the Tax Exempt Fund as of the close of business on July 13, 2018, you are entitled to vote at the special meeting of the Tax Exempt Fund, and at any postponements or adjournments thereof. While we welcome you to join us at the special meeting, we expect that most shareholders will cast their votes by proxy. Whether or not you are planning to attend the special meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and promptly return it in the enclosed, postage pre-paid envelope so that the maximum number of shares may be voted. Alternatively, you may call the toll free number on your proxy card to vote by telephone or vote over the Internet by visiting the website address on your proxy card. You should use the enclosed instructions to vote by telephone or over the Internet.

Thank you for taking the time to consider this important reorganization proposal. If you have any questions regarding the proposed reorganization to be voted on, please call toll-free at (800) 967-5079.

Sincerely,

James A. Abate President and Trustee
Centre Funds

QUESTIONS AND ANSWERS

July [__], 2018

The following questions and answers provide an overview of key features of the proposed reorganization and of the information contained in the attached Combined Proxy Statement/Prospectus (“Proxy Statement/Prospectus”). Please review the full Proxy Statement/Prospectus prior to casting your vote.

Question 1: What is the attached document and why did we send it to you?

Answer: The attached document is a proxy statement for Centre Active U.S. Tax Exempt Fund (the “Tax Exempt Fund”), a series of Centre Funds (the “Trust”), a Delaware statutory trust, and a prospectus for the Centre Global Infrastructure Fund, another series of the Trust (the “Infrastructure Fund” and, together with the Tax Exempt Fund, the “Funds”). The purpose of the Proxy Statement/Prospectus is to solicit votes from the shareholders of the Tax Exempt Fund to approve the Agreement and Plan of Reorganization (the “Plan”) among (i) the Trust, on behalf of the Tax Exempt Fund; (ii) the Trust, on behalf of the Infrastructure Fund; and (iii) Centre Asset Management, LLC (“Centre” or the “Adviser”), the investment adviser to each Fund.

The Plan provides for (i) the transfer of all of the assets and liabilities of the Tax Exempt Fund to the Infrastructure Fund in exchange for (a) Investor Class shares of the Infrastructure Fund, which will be distributed by the Tax Exempt Fund to its Investor Class shareholders, and (b) Institutional Class shares of the Infrastructure Fund, which will be distributed by the Tax Exempt Fund to its Institutional Class shareholders; and (ii) the termination of the Tax Exempt Fund (the “Reorganization”).

Approval of the Plan by shareholders of the Tax Exempt Fund is required to proceed with the Reorganization, and a Special Meeting of Shareholders (the “Special Meeting”) of Investor Class shares and Institutional Class shares of the Tax Exempt Fund will be held on Wednesday, August 22, 2018 to consider whether to approve the Plan and implement the Reorganization. The Board of Trustees of the Trust (the “Board” or the “Trustees”), on behalf of the Tax Exempt Fund, is sending this document to you for your use in deciding whether to approve the Plan. The Proxy Statement/Prospectus contains information that you should know before voting on the Plan. The Proxy Statement/Prospectus should be retained for future reference.

Question 2: What is the reason for the Reorganization?

Answer:

Based on its consideration of, among other factors, prevailing market conditions, legislative changes and investor expectations affecting the Tax Exempt Fund, Centre concluded that the Reorganization would be in the best interests of the Tax Exempt Fund and its shareholders. As discussed in greater detail in the Proxy Statement/Prospectus, Centre’s conclusion was based on its determination that, among other things: (i) the recently passed Tax Cuts and Jobs Act of 2017 has adversely affected, and is likely to continue to adversely affect, pre-refunded municipal issues (bonds), in which the Tax Exempt Fund has invested, and currently invests, a substantial portion of its net assets; (ii) the Tax Exempt Fund has not grown in recent years and has not achieved economies of scale; (iii) compared to the Tax Exempt Fund, the Infrastructure Fund has greater opportunity for growth, economies of scale and lower expense ratios over the long-term; (iv) the comparatively higher, as of March 31, 2018, underlying yield of the Infrastructure Fund compared to that of the Tax Exempt Fund, and the tax treatment of the qualified dividends distributed by the Infrastructure Fund will benefit Tax Exempt Fund shareholders; (v) the Reorganization would serve the best interests of the Tax Exempt Fund and its shareholders than would other alternatives for the Tax Exempt Fund; and (vi) the Reorganization would not result in a dilution of Tax Exempt Fund shareholders’ interests. Centre presented to, and discussed with, the Board the Adviser’s rationale, including the aforementioned factors, in recommending the Reorganization.

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Following careful analysis and consideration of a variety of factors discussed in the Proxy Statement/Prospectus, the Board, including a majority of the Trustees who are not “interested persons” (as defined by the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust or any of its series, including the Funds (the “Independent Trustees”), unanimously approved the Plan providing for the Reorganization after concluding that the Reorganization is advisable and in the best interests of the Tax Exempt Fund and its shareholders. The Board also voted to recommend that you vote “FOR” the Plan. Please refer to the sections of the Proxy Statement/Prospectus entitled “The Proposed Plan and Reorganization - Reasons for the Reorganization Considered by the Board” for additional information about the consideration of the Trustees in approving the Plan providing for the Reorganization, and recommending that the Plan be approved by the Tax Exempt Fund’s shareholders.

Question 3: How will the Tax Exempt Fund and its shareholders be affected by the Reorganization?

Answer: If Tax Exempt Fund shareholders approve the Plan, Investor Class shareholders of the Tax Exempt Fund will become Investor Class shareholders of the Infrastructure Fund, and Institutional Class shareholders of the Tax Exempt Fund will become Institutional Class shareholders of the Infrastructure Fund. Immediately after the Reorganization, each Tax Exempt Fund shareholder will hold shares of the Infrastructure Fund having an aggregate value equal to the aggregate value of the shareholder’s Tax Exempt Fund shares. The Infrastructure Fund is expected to be the accounting survivor.

There would be no change in investment adviser or other service providers as a result of the Reorganization; Centre serves as the investment adviser of each Fund, and the Funds share the same transfer agent, administrator, fund accountant, distributor, custodian and independent registered public accounting firm. As each Fund is a series of the Trust, the Funds share the same Trustees, officers and organizational structure.

The Tax Exempt Fund has a similar investment objective and some similar investment strategies as the Infrastructure Fund, but the Funds differ in several ways. Among the principal differences between the investment strategies of the Funds are that, under normal market conditions, (i) the Tax Exempt Fund invests primarily in certain federally tax-exempt securities, and the Infrastructure Fund typically invests primarily in securities that are not federally tax-exempt; (ii) the Tax Exempt Fund typically invests primarily in debt securities, while the Infrastructure Fund invests primarily in equity securities issued by infrastructure-related companies, as defined by the Fund; and (iii) the Tax Exempt Fund is permitted to, but typically does not, invest in non-U.S. (foreign) securities, the Infrastructure Fund normally invests at least 40% of its assets in foreign securities.

Both Funds generally expect to pay distributions from net income, if any, on a monthly basis. Please refer to the section of the Proxy Statement/Prospectus entitled “Information about the Funds” for additional information about the investment objectives, strategies, policies and risks of the Funds. Other differences between the Funds are also discussed in other sections of the Proxy Statement/Prospectus. Please review the Proxy Statement/Prospectus carefully.

Question 4: How will the Reorganization work?

Answer: If the Plan is approved by Tax Exempt Fund shareholders, Investor Class and Institutional Class shareholders of the Tax Exempt Fund will become shareholders of the Infrastructure Fund and will hold Investor Class and Institutional Class shares, respectively, of the Infrastructure Fund with the same net asset value as the Tax Exempt Fund shares that such shareholders held prior to the Reorganization. Following the Closing Date, the Tax Exempt Fund will be terminated.

If the Plan is approved by shareholders of the Tax Exempt Fund at the Special Meeting or any adjournment or postponement thereof, the Closing Date is expected to be on or about August 24, 2018.

Question 5: Who manages the Funds?

Answer: Centre Asset Management, LLC serves as the investment adviser to both the Tax Exempt Fund and the Infrastructure Fund. Centre, a New York limited liability company and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, is a fundamentally-driven specialist active asset manager. T. Kirkham Barneby is the portfolio manager of the Tax Exempt Fund. Mr. Barneby serves as Investment Director, Active Fixed Income, of the Adviser. James A. Abate, MBA, CPA, CFA, is the portfolio manager of the Infrastructure Fund. Mr. Abate serves as the Chief Investment Officer and Managing Director of the Adviser. Please refer to the section of the Proxy Statement/Prospectus entitled “Information About the Funds – Investment Adviser and Portfolio Managers” for more information about the Adviser and each Fund’s portfolio manager.

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Question 6: How will the Reorganization affect Fund expenses?

Answer: As compensation for the investment advisory services provided to the Tax Exempt Fund, the Adviser is entitled to receive a monthly fee at the annual rate of 0.40% of the Fund’s average daily net assets. As compensation for the investment advisory services provided to the Infrastructure Fund, the Adviser is entitled to receive a monthly fee at the annual rate of 0.90% of the Fund’s average daily net assets. The total net expense ratios of Investor Class and Institutional Class shares of the Tax Exempt Fund were 1.19% and 0.73%, respectively, and the gross expense ratios of Investor Class shares and Institutional Class shares of the Tax Exempt Fund were 1.26% and 1.00%, respectively, for the fiscal year ended September 30, 2017. The pro forma net expense ratios of Investor Class shares and Institutional Class shares of the Infrastructure Fund are expected to be 1.33% and 1.12%, respectively, and the pro forma gross expense ratios of Investor Class shares and Institutional Class shares are expected to be 2.12% and 1.86%, respectively. Centre has entered into a written expense limitation agreement under which it has agreed to reduce its advisory fees and/or reimburse other expenses of the Infrastructure Fund to the extent necessary to limit certain operating expenses of the Infrastructure Fund pursuant to the terms of that agreement. Please refer to the section of the Proxy Statement/Prospectus entitled “Information about the Funds – Fees and Expenses” for additional information regarding the annual fund operating expenses, including the advisory fees, of the Tax Exempt Fund and the Infrastructure Fund and the expense limitation agreement relating to the Infrastructure Fund.

Question 7: Will the Reorganization result in any taxes?

Answer: As part of a portfolio repositioning in connection with the Reorganization, the Tax Exempt Fund will dispose of certain portfolio holdings. The Tax Exempt Fund will recognize capital gain or loss for U.S. federal income tax purposes in connection with these dispositions. However, based on the current fair market value of its holdings, the Tax Exempt Fund does not expect to realize net taxable gains from this repositioning, although there can be no assurance that this will be the case.

The transactions contemplated by the Plan are not expected to qualify as a tax-free “reorganization” under the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes. As a result, the Tax Exempt Fund will recognize gain or loss from the transfer of its securities to the Infrastructure Fund. However, based on the current fair market value of its holdings, the Tax Exempt Fund does not expect to realize net taxable gains as a result of this transfer, although there can be no assurance that this will be the case. In addition, a shareholder of the Tax Exempt Fund will recognize capital gain or capital loss for U.S. federal income tax purposes on the exchange of shares in the Tax Exempt Fund for shares in the Infrastructure Fund in an amount equal to the excess of (x) the value of the Infrastructure Fund shares received in the Reorganization and (y) the shareholder’s adjusted tax basis for U.S. federal income tax purposes in his or her Tax Exempt Fund shares immediately prior to the Reorganization.

Shareholders are encouraged to consult their tax advisor about possible state and local tax consequences of the Reorganization, if any. Please refer to the section of the Proxy Statement/Prospectus entitled “The Proposed Plan and Reorganization - Federal Income Tax Consequences” for additional information about the tax consequences of the Reorganization.

Question 8: Will any fees or charges be assessed in connection with the Reorganization?

Answer: No sales loads, commissions or other transactional fees will be imposed on shareholders as a direct result of the Reorganization. The shares of the Infrastructure Fund received by Tax Exempt Fund shareholders in the Reorganization will not be subject to any minimum investment amount limitations, front-end sales charges, contingent deferred sales charges or exchange fees. However, the Infrastructure Fund imposes a redemption fee of 2.00% on Fund shares that are sold or exchanged within 90 days after shares were purchased or exchanged. If you hold shares of the Tax Exempt Fund through a financial intermediary, your financial intermediary may charge you processing or other fees in connection with voting shares in the Reorganization.

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Question 9: What will happen if the Reorganization is not approved?

Answer: If the shareholders of the Tax Exempt Fund do not approve the Plan, then the Reorganization will not occur and the Tax Exempt Fund will continue to operate. The Board may take any further action it deems to be in the best interest of the Fund and its shareholders, including liquidating the Fund.

Question 10: Why do I need to vote?

Answer: Your vote is needed to ensure that the Reorganization proposal can be acted upon. Even if you are a small investor, your vote makes a difference. Your immediate response will help prevent the need for any further solicitations for a shareholder vote.

Question 11: How does the Board recommend that I vote?

Answer: After careful consideration, the Board unanimously voted to recommend that you vote FOR the Plan providing for the Reorganization. If necessary, you may be asked to vote on a proposal to adjourn the Special Meeting to solicit additional proxies if there are insufficient votes at the time of the adjournment to approve the Plan. The Board recommends that you vote FOR any such necessary adjournment.

Question 12: Who is paying for expenses related to the Reorganization?

Answer: The Adviser will pay all of the costs and expenses of the Funds related to the Reorganization.

Question 13: How do I vote?

Answer: Whether or not you plan to attend the Special Meeting, we urge you to authorize proxies to cast your votes. You can do this in one of the following three ways:

•	by completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage pre-paid envelope;
•	by calling toll-free at (800) 967-5079; or
•	via the Internet at the website address on your proxy card.

Your prompt voting by proxy will help ensure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the Special Meeting. A prior proxy can also be revoked by voting again through the website or the toll-free number listed above or on the proxy card.

Question 14: Who do I call if I have questions?

Answer: If you have any questions about voting or the proposal described in the Proxy Statement/Prospectus, please call (800) 967-5079.

Question 15: Where can shareholders of the Tax Exempt Fund find additional information about the Funds?

Answer: Additional information relating to the Funds has been filed with the SEC and can be found in the following documents, which are incorporated by reference into the Proxy Statement/Prospectus:

•	Audited Financial Statements of the Tax Exempt Fund, as of September 30, 2017, included in the Tax Exempt Fund’s Annual Report to Shareholders, as of that same date;

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•	Unaudited Financial Statements of the Tax Exempt Fund, as of March 31, 2018, included in the Tax Exempt Fund’s Semi-Annual Report to Shareholders, as of that same date;
•	Unaudited Financial Statements of the Infrastructure Fund, as of March 31, 2018, included in the Infrastructure Fund’s Semi-Annual Report to Shareholders, as of that same date; and
•	Prospectus and the Statement of Additional Information of each of the Tax Exempt Fund and the Infrastructure Fund, as of January 29, 2018, as supplemented through the date hereof.

Copies of the Tax Exempt Fund’s Annual Report and Semi-Annual Report to Shareholders, the Infrastructure Fund’s Semi-Annual Report to Shareholders, each Fund’s Prospectus and Statement of Additional Information, and the Proxy Statement/Prospectus and related Statement of Additional Information are available upon request, without charge, by mail at Centre Funds, 48 Wall Street, Suite 1100, New York, New York 10005, or by telephone at 855-298-4236.

All of this additional information is also available in documents filed with the SEC. You may view or obtain these documents from the SEC:

In person:	at the SEC’s Public Reference Room in Washington, DC
By phone:	1-202-551-8090 (for information on the operations of the Public Reference Room only)
By mail:	Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102 (duplicating fee required)
By electronic mail:	publicinfo@sec.gov (duplicating fee required)
On the Internet:	www.sec.gov

THE SHARES OFFERED BY THE INFRASTRUCTURE FUND IN THE PROXY STATEMENT/PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE INFRASTRUCTURE FUND INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD Wednesday, AUGUST 22, 2018

To the Shareholders of Centre Active U.S. Tax Exempt Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of Investor Class shares and Institutional Class shares of the Centre Active U.S. Tax Exempt Fund (the “Tax Exempt Fund”), a series of Centre Funds (the “Trust”), will be held on Wednesday, August 22, 2018 at 10:00 a.m. Eastern Time, at the offices of Centre Asset Management, LLC, 48 Wall Street, Suite 1100, New York, New York 10005. At the Special Meeting, shareholders of the Fund will be asked to consider and vote upon:

1.	A proposal (the “Proposal”) to approve an Agreement and Plan of Reorganization (the “Plan”) providing for (a) the transfer of all of the assets and liabilities of the Tax Exempt Fund to the Centre Global Infrastructure Fund (the “Infrastructure Fund”), a series of the Trust, in exchange for (i) Investor Class shares of the Infrastructure Fund, which will be distributed by the Tax Exempt Fund to its Investor Class shareholders, and (ii) Institutional Class shares of the Infrastructure Fund, which will be distributed by the Tax Exempt Fund to its Institutional Class shareholders; and (b) the termination of the Tax Exempt Fund.

2.	If necessary, a proposal to adjourn the Special Meeting to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the Plan.

In addition, shareholders of the Tax Exempt Fund will be asked to consider and vote on any other business properly presented at the Special Meeting and any postponements or adjournments thereof.

Only shareholders of record of the Tax Exempt Fund at the close of business on July 13, 2018, the record date for the Special Meeting, shall be entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof. If the necessary quorum to transact business, or the vote required to approve the Proposal, is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve the Proposal are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the Proposal. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Tax Exempt Fund on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

By order of the Boards of Trustees,

James A. Abate, President and Trustee
Centre Funds July [__], 2018

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YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY
CARD PROMPTLY OR VOTE BY USING THE TOLL-FREE
TELEPHONE OR INTERNET ADDRESS FOUND ON YOUR PROXY CARD.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE URGE YOU TO AUTHORIZE PROXIES TO CAST YOUR VOTES. YOU CAN DO THIS IN ONE OF THE FOLLOWING THREE WAYS: (1) BY COMPLETING, SIGNING, DATING AND PROMPTLY RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE; (2) BY CALLING THE TOLL-FREE TELEPHONE NUMBER (800) 967-5079; OR (3) THROUGH THE INTERNET AT THE WEBSITE ADDRESS ON YOUR PROXY CARD. YOUR PROMPT VOTING BY PROXY WILL HELP ENSURE A QUORUM AT THE SPECIAL MEETING. VOTING BY PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY BEFORE IT IS EXERCISED AT THE SPECIAL MEETING, EITHER BY WRITING TO THE SECRETARY OF THE TRUST AT THE ADDRESS NOTED IN THE PROXY STATEMENT/PROSPECTUS OR IN PERSON AT THE TIME OF THE SPECIAL MEETING. A PRIOR PROXY CAN ALSO BE REVOKED BY VOTING AGAIN THROUGH THE WEBSITE OR CALLING THE TOLL-FREE NUMBER LISTED ABOVE.

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PROXY STATEMENT/PROSPECTUS

July [__], 2018

FOR THE REORGANIZATION OF

Centre Active U.S. Tax Exempt Fund,
a series of Centre Funds
48 Wall Street, Suite 1100
New York, New York 10005
(212) 918-4705

INTO

Centre Global Infrastructure Fund,
a series of Centre Funds
48 Wall Street, Suite 1100
New York, New York 10005
(212) 918-4705

________________________________________

This Combined Proxy Statement/Prospectus (“Proxy Statement/Prospectus”) relates to the proposed reorganization of the Centre Active U.S. Tax Exempt Fund (the “Tax Exempt Fund”), a series of Centre Funds (the “Trust”), into the Centre Global Infrastructure Fund (the “Infrastructure Fund”), another series of the Trust (the “Reorganization”). The Board of Trustees of the Trust (the “Board” or the “Trustees”), on behalf of each of the Tax Exempt Fund and the Infrastructure Fund, has determined unanimously, following the Adviser’s recommendation, that the Reorganization would be in the best interests of each Fund and its shareholders.

This Proxy Statement/Prospectus is both a proxy statement for the Tax Exempt Fund and a prospectus for the Infrastructure Fund. It sets forth information that a Tax Exempt Fund shareholder should know about the Reorganization and the Infrastructure Fund before voting to approve the proposed Agreement and Plan of Reorganization relating to the Reorganization (the “Plan”). Shareholders should read the Proxy Statement/Prospectus and retain it for future reference. It is expected that this Proxy Statement/Prospectus will be mailed to shareholders on or about July [__], 2018.

Your vote matters, regardless of the size of your investment in the Tax Exempt Fund. If you have any questions about the proposal described in the Proxy Statement/Prospectus, please call (800) 967-5079.

Additional information relating to the Funds has been filed with the SEC and can be found in the following documents, which are incorporated by this reference into this Proxy Statement/Prospectus (meaning that these documents are considered legally to be part of the Proxy Statement/Prospectus):

•	Audited Financial Statements of the Tax Exempt Fund, as of September 30, 2017, included in the Tax Exempt Fund’s Annual Report to Shareholders, as of that same date;
•	Unaudited Financial Statements of the Tax Exempt Fund, as of March 31, 2018, included in the Tax Exempt Fund’s Semi-Annual Report to Shareholders, as of that same date;
•	Unaudited Financial Statements of the Infrastructure Fund, as of March 31, 2018, included in the Infrastructure Fund’s Semi-Annual Report to Shareholders, as of that same date; and
•	Prospectus and the Statement of Additional Information of each of the Tax Exempt Fund and the Infrastructure Fund, as of January 29, 2018, as supplemented through the date hereof.
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Copies of the Tax Exempt Fund’s Annual Report and Semi-Annual Report to Shareholders, the Infrastructure Fund’s Semi-Annual Report to Shareholders, each Fund’s Prospectus and Statement of Additional Information, and the Proxy Statement/Prospectus and Statement of Additional Information are available upon request, without charge, by mail at Centre Funds, 48 Wall Street, Suite 1100, New York, New York 10005, or by telephone at 855-298-4236. All of this information is also available in documents filed with the SEC. You may view or obtain these documents from the SEC in person at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (https://www.sec.gov). Information on the operations of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-0102, by electronic request at the SEC’s email address (publicinfo@sec.gov).

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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TABLE OF CONTENTS

I.	PROPOSAL	1

II.	SUMMARY	2

A.	Overview	2
B.	Reasons for the Reorganization and Board Considerations	2
C.	The Proposed Plan and the Reorganization	3
D.	Comparison of the Funds	4

1.	Investment Objectives and Principal Investment Strategies	4
2.	Investment Advisory Services	6
3.	Distribution and Shareholder Services	8
4.	Purchase and Redemption Procedures	8
5.	Purchase and Redemption Fees and Expenses	9
6.	Exchange Procedures	9

E.	Federal Tax Treatment	9

III.	PRINCIPAL RISK FACTORS OF THE FUNDS	9

IV.	COMPARISON OF FEE TABLES AND EXAMPLES	14

A.	Fee Tables	14
B.	Example	17

V.	EXISTING AND PRO FORMA CAPITALIZATION OF THE FUNDS	18

VI.	THE PROPOSED PLAN AND REORGANIZATION	18

A.	Significant Terms of the Plan	19
B.	Description of Infrastructure Fund Shares	20
C.	Reasons for the Reorganization Considered by the Board	20
D.	Federal Income Tax Consequences	26
E.	Comparison of Shareholder Rights and Board Structure	27
F.	Capitalization	28

VII.	INFORMATION ABOUT THE FUNDS	28

A.	Investment Objectives and Investment Strategies	28
B.	Fees and Expenses	28
C.	Performance and Portfolio Turnover	28
D.	Investment Adviser and Portfolio Managers	28
E.	Net Asset Value	29
F.	Share Classes; Minimum Investment Amounts; Purchase and Redemption Procedures; Exchange Privileges; and Frequent Trading	30
G.	Dividends and Distributions; Taxes	36
H.	Financial Highlights	37
I.	Distribution Arrangements	38
J.	Other Service Providers	38

VIII.	VOTING INFORMATION	38

IX.	MISCELLANEOUS INFORMATION	39

A.	Legal Matters	39
B.	Experts	39

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I.     PROPOSAL

______________________________________________________________

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

PROVIDING FOR THE REORGANIZATION OF

CENTRE ACTIVE U.S. TAX EXEMPT FUND

INTO

CENTRE GLOBAL INFRASTRUCTURE FUND

______________________________________________________________

This Combined Proxy Statement/Prospectus (“Proxy Statement/Prospectus”) is being furnished to you as a shareholder of the Centre Active U.S. Tax Exempt Fund (the “Tax Exempt Fund”), a series of Centre Funds (the “Trust”), an open-end management investment company registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

On May 18, 2018, the Board of Trustees of the Trust (the “Board” or the “Trustees”) voted to approve, subject to certain conditions, an Agreement and Plan of Reorganization (the “Plan”) among the Trust, on behalf of the Tax Exempt Fund; the Trust, on behalf of the Centre Global Infrastructure Fund, another series of the Trust (the “Infrastructure Fund”); and Centre Asset Management, LLC (“Centre” or the “Adviser”), the investment adviser to each of the Tax Exempt Fund and the Infrastructure Fund (each of which may be referred to herein as a “Fund” and collectively, the “Funds”). The Plan provides for (i) the transfer of all of the assets and liabilities of the Tax Exempt Fund to the Infrastructure Fund in exchange for (a) Investor Class shares of the Infrastructure Fund, which will be distributed by the Tax Exempt Fund to its Investor Class shareholders, and (b) Institutional Class shares of the Infrastructure Fund, which will be distributed by the Tax Exempt Fund to its Institutional Class shareholders; and (ii) the termination of the Tax Exempt Fund (the “Reorganization”).

The Board also voted to approve the submission of the Plan to the shareholders of the Tax Exempt Fund at a Special Meeting of Shareholders (the “Special Meeting”) to be held on Wednesday, August 22, 2018, at 10:00 a.m. Eastern Time, at the offices of Centre Asset Management, LLC, 48 Wall Street, Suite 1100, New York, New York 10005. Please refer to the sections of this Proxy Statement/Prospectus entitled “Summary - Reasons for the Reorganization and Board Considerations” and “The Proposed Plan and Reorganization - Reasons for the Reorganization Considered by the Board” for additional information about the factors considered by the Trustees in approving the Plan and the Reorganization. A copy of the form of Agreement and Plan of Reorganization relating to the Reorganization is attached hereto as Appendix A.

Approval of the Plan by the Tax Exempt Fund’s shareholders is being sought through the Proxy Statement/Prospectus, and the Reorganization will not occur unless Tax Exempt Fund shareholders approve the Plan. Holders of record of shares of the Tax Exempt Fund as of the close of business on July 13, 2018 (the “Record Date”) are entitled to vote, in person or by proxy, at the Special Meeting or any adjournments or postponements thereof. The affirmative vote of a “majority of the outstanding voting securities” of the Tax Exempt Fund is required to approve the Plan. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of the Tax Exempt Fund means the lesser of (i) 67% or more of the shares of the Fund present at the Special Meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Those present at the Special Meeting and the appointed proxies will also transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

If the Plan is approved by Tax Exempt Fund shareholders at the Special Meeting, the Reorganization is expected to be consummated on or about August 24, 2018, or such date as may be agreed to by the parties (such date of consummation, the “Closing Date”). The Tax Exempt Fund may stop accepting new accounts and/or investments from existing accounts a few days prior to the Closing Date in order to facilitate the transfer of its assets to the Infrastructure Fund. As of the Closing Date, each Tax Exempt Fund shareholder will receive the number of full and fractional shares of the Infrastructure Fund having an aggregate value that, on the Closing Date, is equal to the aggregate value of the shareholder’s Tax Exempt Fund shares as of such date.

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II.     SUMMARY

A.       Overview

The following summary highlights certain information contained elsewhere in this Proxy Statement/Prospectus, including documents incorporated by reference, as well as in the Plan. This summary is not complete. For more complete information, please read the entire document carefully.

B.       Reasons for the Reorganization and Board Considerations

At a meeting of the Board held on May 18, 2018 (the “Board Meeting”), the Adviser recommended that the Board consider and approve the Reorganization. The Adviser’s reasons for recommending the Reorganization, and the Board’s consideration of the Reorganization, are summarized below.

1.       Reasons for the Reorganization

The Adviser believes that pre-refunded issues (bonds), in which the Tax Exempt Fund has historically invested - and currently invests - a substantial portion of its net assets, have been adversely affected by the Tax Cuts and Jobs Act of 2017 (the “tax reforms”). In addition, the Adviser believes that various market factors, including low yields, greater interest rate sensitivity and lower corporate tax rates, will result in long-term underperformance of certain high quality municipal bonds, the type of assets in which the Tax Exempt Fund principally invests. In light of these expectations, Centre believes that there will be fewer attractive investment opportunities for the Tax Exempt Fund, thereby causing the Fund to, at least at times, maintain substantial cash positions or invest greater portions of the Fund’s assets in fewer securities, which, in turn, may make the Fund less attractive to investors.

In addition, based on the small size of the Tax Exempt Fund and its lack of growth since 2015, the Adviser does not anticipate that economies of scale will be achieved. The Adviser believes that, compared to the Tax Exempt Fund, the Infrastructure Fund will be more favored by broker-dealers, have greater access to distribution platforms, and over time, have a greater opportunity for growth and to achieve economies of scale. The Adviser also believes that the Reorganization will permit Tax Exempt Fund shareholders to be invested in a fund that, as part of its investment objective, seeks current income, and benefit from the Infrastructure Fund’s comparatively higher (as of March 31, 2018) yield, as well as the tax treatment of the qualified dividends distributed by the Infrastructure Fund. The Adviser considered alternatives to the Reorganization for the Tax Exempt Fund, and believes that the Reorganization is in the best interests of the Tax Exempt Fund and its shareholders, including in comparison to such other alternatives. The Adviser believes that shareholders’ interests will not be diluted as a result of the Reorganization.

For additional information about the reasons for the Reorganization, please see the section of this Proxy Statement/Prospectus entitled “The Proposed Plan and Reorganization - Reasons for the Reorganization Considered by the Board.”

2.       Board Consideration of the Reorganization

The Trustees, including a majority of the Independent Trustees, unanimously determined that the proposed Reorganization is in the best interests of both the Tax Exempt Fund’s shareholders and the Infrastructure Fund’s shareholders.

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In approving the proposed Plan and Reorganization with respect to the Tax Exempt Fund, the Board considered the Adviser’s reasons for recommending the Reorganization and information presented to them by the Adviser regarding the alternatives to the Reorganization. The Board’s approval of the Plan and the Reorganization, and its determination to recommend that Tax Exempt Fund shareholders approve the Plan, were based on the Board’s consideration of, among other factors: (i) the Adviser’s reasons for proposing the Plan (and the Reorganization provided for therein), and the terms and conditions of the Plan and the Reorganization; (ii) that the Adviser will pay all costs and expenses related to the Reorganization, except for any costs or expenses incurred in connection with the disposition of any portfolio securities (although no such costs or expenses were expected); (iii) the Funds’ respective investment objectives, strategies, policies, risks and restrictions and portfolio holdings, and the differences in such objectives, strategies, policies, risks, restrictions and holdings; (iv) the Adviser’s view that although the Infrastructure Fund currently has, and is expected to have after the Reorganization, higher expense ratios than the current expense ratios of the Tax Exempt Fund, on balance, Tax Exempt Fund shareholders will benefit from the Reorganization because of the opportunity to achieve current income and higher yield in a fund with the potential for growth; (v) whether the expectations of Tax Exempt Fund shareholders in selecting that fund for investment would be met as shareholders of the Infrastructure Fund; (vi) the Funds' respective inception dates, performance records, distribution policies and yield rates; (vii) the size of each Fund and the Adviser's view regarding each Fund's future growth prospects, including with respect to the potential effect of the tax reforms and market conditions on Fund growth; (viii) the comparative gross and net fees and expenses of the Funds, the terms of the Funds' respective expense limitation agreements (including their termination dates), and that, subject to approval of the Plan (and the Reorganization provided for therein) by Tax Exempt Fund shareholders, the Adviser will pay any remaining unamortized offering costs of the Infrastructure Fund at the time of the Reorganization; (ix) the nature, extent and quality of the services to be provided to Tax Exempt Fund shareholders following the Reorganization; (x) the anticipated tax treatment of the Reorganization and the benefits expected to be derived from the Reorganization by the Funds and the Adviser; (xi) with respect to the Tax Exempt Fund, the potential alternatives to the Reorganization and the Adviser’s reasons for determining that the Reorganization would be beneficial to Tax Exempt Fund shareholders; and (xii) the Adviser’s determination that shareholders’ interests will not be diluted.

For additional information about the Board’s considerations in approving the Plan and the Reorganization, please see the section of this Proxy Statement Prospectus entitled, “The Proposed Plan and Reorganization - Reasons for the Reorganization Considered by the Board.”

The Board has approved the Plan and the Reorganization, and recommends that you vote “FOR” the Plan.

C.       The Proposed Plan and the Reorganization

If, subject to approval of the Plan by Tax Exempt Fund shareholders, the Reorganization takes place, then (i) Investor Class shareholders of the Tax Exempt Fund will become Investor Class shareholders of the Infrastructure Fund; (ii) Institutional Class shareholders of the Tax Exempt Fund will become Institutional Class shareholders of the Infrastructure Fund; (iii) shares of the Infrastructure Fund received by shareholders of the Tax Exempt Fund will have the same aggregate net asset value as the shares of the Tax Exempt Fund held immediately prior to the Reorganization; and (iv) the Tax Exempt Fund will be terminated.

Subject to Tax Exempt Fund shareholder approval and the satisfaction (or waiver) of certain conditions set forth in the Plan, it is anticipated that the Reorganization will occur on or about August 24, 2018, or such other date as is agreed to by the parties (the Closing Date). The Plan may be terminated and the Reorganization may be abandoned at any time prior to the closing, (i) by the Trust, on behalf of the Tax Exempt Fund, if any conditions precedent to the obligations of the Tax Exempt Fund have not been satisfied; (ii) by the Trust, on behalf of the Infrastructure Fund, if any conditions precedent to the obligations of the Infrastructure Fund have not been satisfied; or (iii) by the mutual consent of the parties. If the Tax Exempt Fund’s shareholders do not approve the Plan and resulting Reorganization, the Fund will continue to operate, and the Board may take any further action as it deems to be in the best interests of the Tax Exempt Fund and its shareholders, subject to approval by the Fund’s shareholders, if required by applicable law.

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Centre will pay all of the costs and expenses related to the Reorganization. Such costs and expenses may include (i) fees and expenses of the independent registered public accounting firm of the Funds and legal fees incurred by the Funds in connection with the Reorganization; (ii) expenses associated with preparing, printing and mailing this Proxy Statement/Prospectus; (iii) expenses associated with preparing and filing the Registration Statement on Form N-14 under the Securities Act of 1933, as amended (the “1933 Act”), covering the shares of the Infrastructure Fund to be issued in the Reorganization; (iv) expenses associated with soliciting proxies in connection with the meeting of shareholders of the Tax Exempt Fund; (v) registration or qualification fees and expenses of preparing and filing such forms, if any, as are necessary under applicable state securities laws to qualify the shares of the Infrastructure Fund to be issued in connection with the Reorganization; (vi) any operating expenses related to the Reorganization; (vii) any fees and expenses of the Infrastructure Fund’s custodian and transfer agent incurred by the Fund in connection with the Reorganization; (viii) any special pricing fees associated with the valuation of a Fund’s portfolio; (ix) fees and expenses related to preparing, printing and mailing any supplement to a Fund’s prospectus and statement of additional information that may be required in connection with the Reorganization; and (x) costs and expenses of holding the Special Meeting (including any adjournments or postponements thereof).

D.       Comparison of the Funds

This comparison is not complete. For more complete information, please read this entire document.

1.       Investment Objectives and Principal Investment Strategies

Additional information regarding the respective investment objectives, principal investment strategies and policies of each of the Tax Exempt Fund and the Infrastructure Fund appears in Appendix B to this Proxy Statement/Prospectus.

Investment Objective. The Tax Exempt Fund and the Infrastructure Fund have similar investment objectives. The Tax Exempt Fund seeks to maximize investors’ total return through capital appreciation and current income exempt from federal income tax. The Infrastructure Fund seeks long-term growth of capital and current income. Each Fund’s investment objective may be changed without the approval of the Fund’s shareholders.

Principal Investment Strategies. Under normal circumstances, the Tax Exempt Fund invests primarily in certain federally tax-exempt debt securities and the Infrastructure Fund invests primarily in certain equity securities. While the Tax Exempt Fund is permitted to invest in foreign securities, it invests predominantly in U.S. securities. In contrast, the Infrastructure Fund normally invests at least 40% of its assets in securities issued by non-U.S. companies. The Tax Exempt Fund is structured as a limited “fund of funds” and may invest, and currently does invest, in securities issued by the Infrastructure Fund. Through its investment in the Infrastructure Fund, the Tax Exempt Fund is exposed to the principal investment strategies of the Infrastructure Fund. The principal investment strategies of each Fund are described in greater detail below.

Tax Exempt Fund

The Tax Exempt Fund normally invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in federally tax-exempt securities of state and local governments in the U.S. and their political subdivisions, agencies and instrumentalities (the “Tax Exempt Fund 80% Policy”). These securities will usually be rated within the three highest rating categories by Moody’s Investors Service, Inc. (“Moody’s”) or S&P Global Ratings (“S&P”), but may be unrated if they are determined to be of equivalent quality by the Adviser. The Tax Exempt Fund 80% Policy may be changed without shareholder approval.

The Fund’s investments in municipal securities may include general obligation bonds, revenue bonds, facility or tax and industrial revenue bonds and pre-refunded bonds. General obligation bonds are backed by the issuer’s full faith and credit and taxing power, revenue bonds are backed by the revenues of a specific project, facility or tax and industrial revenue bonds are backed by the credit of a private user of a facility, and pre-refunded bonds have been refinanced by their issuers and their payment is funded from securities in a designated escrow account that holds U.S. Treasury securities. From time to time, the Fund’s investments may focus in a certain state, region or sector of the municipal market.

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In selecting municipal securities or other federally tax-exempt securities as investments for the Fund, the Adviser considers credit risk, yield and a security’s potential for capital appreciation resulting from changes in interest rates. The Adviser utilizes a fundamentally-driven interest rate forecasting process designed to forecast interest rates on a monthly basis, and reviews the Fund’s portfolio on a monthly basis and adjusts it, as appropriate, based on the Adviser’s interest rate outlook. The Adviser also assesses the relative yields available on securities with different maturities and future changes in interest rates. It may select for the Tax Exempt Fund municipal securities with varying maturities. For example, if the market environment is defensive (characterized by an expectation of rising interest rates), the Fund may invest primarily in securities with shorter-term maturities, cash or cash equivalents, as well as sell U.S. exchange-traded futures contracts on bond indices or U.S. Treasury notes and bonds, to shorten the duration of the portfolio, whereas in an aggressive market environment of low inflation (characterized by declining interest rates), the Fund may invest primarily in securities with longer-term maturities, as well as purchase U.S. exchange-traded futures contracts on bond indices or U.S. Treasury notes and bonds to lengthen the duration of the portfolio.

The Tax Exempt Fund may also invest in taxable obligations. To the extent that the Fund invests in taxable obligations, a larger portion of its distributions will be taxable than would be the case if the Fund focused more on earning income exempt from federal income tax. The Fund does not currently intend to acquire securities that are subject to the alternative minimum tax, but it is permitted to invest up to 20% of its net assets in such securities.

The Fund is structured as a limited “fund of funds,” meaning that it may seek to achieve its investment objective by investing directly in securities and in other registered open-end investment companies, primarily those managed by the Adviser (the “Underlying Funds”). The Adviser may invest the Fund’s assets in one or more Underlying Funds based on each Underlying Fund’s principal investment strategy and asset class, and the Underlying Funds, in turn, invest directly in a variety of U.S. and foreign equity securities and fixed income securities. In selecting an Underlying Fund for investment by the Tax Exempt Fund, the Adviser considers the Underlying Funds’ foreign and domestic investments, industry and sector exposures, market capitalization ranges, investment styles, yield, duration, and other relevant attributes. The Fund is not required to invest a minimum portion of its assets in any one Underlying Fund, and may invest up to 10% of its assets in a single Underlying Fund. Currently, the Underlying Funds into which the Tax Exempt Fund may invest are the Infrastructure Fund, the Centre American Select Equity Fund (a diversified fund that normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of large capitalization U.S. companies) and the Centre Active U.S. Treasury Fund (which invests, under normal market conditions, at least 80% of its assets in U.S. Treasury securities, including Treasury bonds, Treasury bills, Treasury notes, and Treasury Inflation-Protected Securities (“TIPS”). Additional details are available in each Underlying Fund’s prospectus, which you may request, free of charge, by calling 1-855-298-4236.

Infrastructure Fund

The Infrastructure Fund is a diversified fund that normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by U.S. and foreign (non-U.S.) infrastructure-related companies (the “Infrastructure Fund 80% Policy”). For this purpose, an “infrastructure-related” company has (i) at least 50% of its assets (excluding cash) consisting of infrastructure assets, or (ii) 50% of its gross income or net profits attributable to, or derived (directly or indirectly) from, the ownership, management, construction, development, operation, use, creation or financing of infrastructure assets. “Infrastructure assets” are the physical structures and networks that provide necessary services for society, including, but not limited to, transportation assets (e.g., railroads, toll roads, bridges, tunnels, airports, parking facilities and seaports); utility assets (e.g., electric transmission and distribution lines, power generation facilities, oil, gas and water distribution facilities and related midstream assets, communications networks and satellites, sewage treatment plants and critical internet networks) and social assets (e.g., hospitals, courts, schools, correctional facilities and subsidized housing). The Infrastructure Fund 80% Policy may be changed without shareholder approval. The Fund must comply with the Infrastructure Fund 80% Policy at the time the Fund invests its assets. Accordingly, when the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings, but any new investments it makes would need to be consistent with the policy.

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The remaining 20% of the Infrastructure Fund’s net assets, plus borrowings for investment purposes, may include infrastructure-related debt securities of U.S. and non-U.S. issuers (including municipal, corporate debt obligations and asset-backed securities), energy-related infrastructure companies organized as master limited partnerships (“MLPs”), common stock and convertible securities. The Fund’s common stock investments may consist of exchange-listed equities from companies across various industries, sectors and market capitalizations.

Under normal market conditions, the Fund will invest at least 40% of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies organized or located in at least three non-U.S. countries. Although the Fund may invest in emerging market securities without limit, under normal market conditions, the non-U.S. companies in which the Fund currently intends to invest will be organized or located primarily in developed market countries, such as Japan, Spain, Canada, and the United Kingdom. The Fund may also engage in transactions in foreign currencies. The Fund’s investments in securities of foreign issuers may include sponsored or unsponsored depositary receipts for such securities, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund intends to generally maintain a fully-invested posture, and, as such, cash will typically be held to a minimum. However, significant client inflows may temporarily increase cash positions. The Fund may engage in frequent or active trading depending on market conditions.

In selecting investments for the Fund, the Adviser utilizes a “bottom-up” fundamental stock selection process that the Adviser believes yields a more accurate picture of a company’s intrinsic value. The Adviser analyzes a variety of factors when selecting investments for the Fund, such as a company’s operations, risk profile, growth expectations and valuation of its securities. The Adviser utilizes a disciplined, Economic Value Added1 framework to select investments. The framework focuses on the fundamentals of wealth creation and wealth destruction similar to the way a traditional, long-term focused corporate investor looking at all aspects of the business would assess a company’s value. In the shorter-term, markets often undervalue or overvalue a company’s ability to create or destroy wealth. The framework seeks to identify and exploit these investment opportunities. The approach is designed to capture excess returns when the market price of a stock converges toward the Adviser’s target price. In determining whether a particular company or security may be a suitable investment, the Adviser may consider, among other attributes, a company’s ability to generate favorable returns in light of current growth prospects, market position and expertise, brand value, pricing power, measures of financial strength (e.g., strong balance sheet), profit margin changes, return on capital improvement, sustainability of revenue growth, ability to generate cash flow, management, commitment to shareholders interests and other indications that a company or a security may be an attractive investment for the Fund. The Adviser also integrates security selection with appropriate stock position sizing (determining the appropriate percentage of the Infrastructure Fund’s assets to commit to a particular investment) in order to maximize return relative to risk. The Adviser may sell or reduce the Fund’s position in a security when the facts or analysis surrounding the reason to originally invest in the security have changed, such as a change in general market conditions, or in response to redemptions of Fund shares.

2.       Investment Advisory Services

Fund Adviser. Centre Asset Management, LLC is a fundamentally-driven specialist active asset manager that offers investment advisory services to U.S. and foreign investment companies and manages differentiated products in fund advisory and sub-advisory mandates in institutional and investor share classes accessible in multiple jurisdictions and currencies. In 2010, Centre entered into a strategic partnership with Sanlam Investments (“Sanlam”) resulting in Sanlam making an equity investment into Centre. Centre is an independently operated investment partner within the Sanlam Investments business cluster, which is an investment management business managing and advising on approximately $17 billion in assets as of December 31, 2017 through a range of funds and segregated accounts that span the asset class spectrum. Centre manages differentiated products in fund advisory and sub-advisory mandates in institutional and investor share classes accessible in multiple jurisdictions and currencies. As of December 31, 2017, Centre had approximately $599.1 million in assets under management.

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1 Economic Value Added (EVA) is an estimate of a company’s economic profit. Economic profit, which refers to the profit earned by a company, minus the cost of financing the company’s capital, is an amount that may be considered in the assessment of a company’s overall value.

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Investment Advisory Agreements. For each of the Tax Exempt Fund and the Infrastructure Fund, Centre has entered into an investment advisory agreement with the Trust, on behalf of the Fund. Pursuant to each investment advisory agreement, and subject to the general oversight of the Board, Centre is responsible for, among other things, developing a continuing investment program for the Fund in accordance with the Fund’s investment objectives and reviewing the Fund’s investment strategies and policies.

As compensation for the investment advisory services provided to the Tax Exempt Fund, the Adviser is entitled to receive a monthly fee at the annual rate of 0.40% of the Fund’s average daily net assets. As compensation for the investment advisory services provided to the Infrastructure Fund, the Adviser is entitled to receive a monthly fee at the annual rate of 0.90% of the Fund’s average daily net assets. Each Fund is responsible for expenses not otherwise assumed by Centre, including: interest and taxes; brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; fees and expenses of the Independent Trustees; legal and audit expenses; all fees and expenses of any custodian, shareholder services agent, transfer agent and/or accounting services agent of the Fund; fees and expenses related to the registration and qualification of the Fund’s shares for distribution under state and federal securities laws; expenses of printing and mailing reports, notices and any proxy materials to shareholders; expenses incidental to holding a meeting of shareholders, including the expenses associated with proxy solicitations; the Fund’s proportionate share of insurance premiums on fund property or personnel that inure to its benefit, including liability and fidelity bond insurance; the Fund’s proportionate share of any association membership dues or educational program expenses determined appropriate by the Board; expenses of typesetting and printing, and mailing to existing shareholders, the Fund’s prospectus; local market regulatory, exchange and compliance fees, duties and taxes; charges of independent pricing services; and except as otherwise provided herein, all other charges and costs of the operation of the Fund and any of its extraordinary and non-recurring expenses.

Under the investment advisory agreement for each Fund, in the absence of the Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties pursuant to the investment advisory agreement, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

Advisory Fee Reduction / Expense Reimbursement. Centre has entered into a written expense limitation agreement for each Fund.

Pursuant to the expense limitation agreement for the Tax Exempt Fund, Centre has agreed to reduce its advisory fees and/or reimburse other expenses of the Fund through at least October 31, 2019 to the extent necessary to limit the current operating expenses of the Fund, including investment advisory fees, but excluding, as applicable, any taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 0.90% of the average daily net assets of the Investor Class shares of the Fund, and 0.70% of the average daily net assets of the Institutional Class shares of the Fund.

Pursuant to the expense limitation agreement for the Infrastructure Fund, Centre has agreed to reduce its advisory fees and/or reimburse other expenses of the Infrastructure Fund for an initial period of not less than two years and until the next following effective date of the post-effective amendment to the registration statement of the Trust relating to the Fund incorporating the Fund’s financial statements for that fiscal year (the “Initial Term”) to the extent necessary to limit the current operating expenses of the Fund, including, as applicable, investment advisory fees, but excluding, as applicable, any taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 1.05% of the average daily net assets of the Investor Class shares and 1.10% of the average daily net assets of the Institutional Class shares of the Fund. The Initial Term of the expense limitation agreement for the Infrastructure Fund is expected to end on or about January 29, 2020.

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The expense limitation agreement for each Fund may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon 60 days’ written notice to the Adviser, and will automatically terminate if the Fund’s investment advisory agreement is terminated. Neither agreement may be terminated by the Adviser without the consent of the Board. The Adviser may recoup from a Fund any advisory fees the Adviser has waived, or be reimbursed by a Fund for any operating expenses the Adviser has paid, pursuant to the Fund’s expense limitation agreement in the first, second and third fiscal years following the fiscal year in which any such waiver or reimbursement occurs, provided that the Fund’s operating expenses, after giving effect to the payment, do not exceed the expense limitation in effect at the time the waiver or reimbursement is made (or any lower expense limitation to which the Trust, on behalf of the Fund, and the Adviser may otherwise agree).

3.       Distribution and Shareholder Services

ALPS Distributors, Inc. (the “Distributor”) distributes the shares of each Fund pursuant to a Distribution Agreement with the Trust. The Distributor offers each Fund’s shares on a continuous, best-efforts basis.

The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”). Under the Plan, Investor Class shares of each Fund may pay a fee to one or more persons or entities for rendering shareholder or distribution services, and for bearing any expenses relating to such services, with respect to such Investor Class shares. For each Fund, the aggregate fee amount will not exceed 0.25% of the Fund's average daily net assets attributable to its Investor Class shares.

The Trust has also adopted a shareholder services plan, pursuant to which each Fund is authorized to pay third party service providers for rendering non-distribution shareholder services. For each Fund, these payments may not exceed the annual rate of 0.15% with respect to Investor Class shares of the Fund, and 0.10% with respect to Institutional Class shares of the Fund.

4.       Purchase and Redemption Procedures

The Tax Exempt Fund and the Infrastructure Fund have identical purchase and redemption procedures. Purchases and sales (redemptions) of shares of each Fund are made at the net asset value per share next determined after receipt of the complete and accurate purchase or redemption order.

You may generally buy or redeem shares of either Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). Shares may be purchased through authorized financial intermediaries (such as financial planners, advisers or broker-dealers). If an order is received by a Fund (or its agent or authorized financial intermediary) in proper form before the close of trading on the NYSE on a Business Day, the price paid or received by a shareholder will be based on the Fund’s per share net asset value on that Business Day. If an order is received after the close of the NYSE, the price paid or received will be based on the per share net asset value determined on the next Business Day.

The minimum amounts required to invest in, or add to, an account with each Fund are identical, as shown below. These amounts may be waived in the discretion of Centre or the applicable Fund. The Infrastructure Fund intends to waive the applicable minimum investment requirements for Tax Exempt Fund shareholders who receive either Investor Class or Institutional Class shares of the Infrastructure Fund through the Reorganization.

	Tax Exempt Fund – Investor Class Shares	Infrastructure Fund – Investor Class Shares
	Investment Minimums	Investment Minimums

Regular (New Investor)	$5,000	$5,000
Additional Investment (Current Fund Shareholders)	$1,000	$1,000
Individual retirement account (IRA), qualified retirement plan or within a wrap-fee account	$5,000
		$5,000

	Tax Exempt Fund – Institutional Class Shares	Infrastructure Fund – Institutional Class Shares
	Investment Minimums	Investment Minimums

Regular (New Investor)	$1,000,000	$1,000,000
Additional Investment (Current Fund Shareholders)	$10,000	$10,000
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5.       Purchase and Redemption Fees and Expenses

Shares of the Infrastructure Fund that are sold or exchanged after holding such shares for 90 days or less are subject to a redemption fee of 2.00%, which may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the Infrastructure Fund and are designed to help offset brokerage commissions, market impact and other costs associated with short-term shareholder trading. The Tax Exempt Fund does not have a redemption fee.

6.       Exchange Procedures

For each Fund, shareholders who have held all or part of their shares in the Fund for at least seven days may generally exchange those shares for shares of another series of the Trust of the same class. A shareholder may transfer between share classes, subject to any minimum investment requirements applicable to the class into which the shareholder seeks to transfer.

Any exchange is the redemption of shares from one fund followed by the purchase of shares in another fund. Accordingly, any gain or loss realized on the exchange is recognizable for federal income tax purposes, except with respect to a tax-deferred account. In addition, a redemption fee may apply if the shares being exchanged are subject to a redemption fee, and the shares are exchanged within 90 days after such shares were purchased or exchanged (or obtained by a Tax Exempt Fund shareholder in connection with the Reorganization).

E.       Federal Tax Treatment

Centre believes that each Fund has been treated as a regulated investment company under Part I of Subchapter M (“Subchapter M”) of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (the “Code”) since its inception. Accordingly, the Board believes that each Fund has been, and is expected to continue through the Closing to be, relieved of any federal income tax liability on its taxable income and net gains it distributes to the Fund’s shareholders to the extent provided for in Subchapter M (although there can be no guarantee that it will do so).

III.     PRINCIPAL RISK FACTORS OF THE FUNDS

The principal risks of investing in the Tax Exempt Fund and Infrastructure Fund are summarized below. While the Funds’ respective principal investment strategies differ in some ways, there are some similarities between the Funds’ respective principal investment risks. For example, interest rate risk, credit risk, fixed-income securities and liquidity risk are disclosed as principal risks for each of Fund. There are, however, various differences in the principal investment risks to which each Fund is subject. For example, unlike the Tax Exempt Fund, infrastructure-related company investment risk and market risk are some of the disclosed principal risk factors of investing directly in the Infrastructure Fund but are not disclosed as principal risk factors of investing in the Tax Exempt Fund. Because the Tax Exempt Fund currently holds shares of the Infrastructure Fund, the Tax Exempt Fund is indirectly exposed to the Infrastructure Fund’s principal risks.

Fund shares, like other mutual fund shares, are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Before investing in a fund, an investor should carefully consider the investor’s own investment goals, the amount of time available to leave money invested and the amount of risk the investor is willing to take. Investing in either of the Tax Exempt Fund or the Infrastructure Fund may expose shareholders to certain risks that could cause shareholders to lose money.

A.       Principal Risks of Both the Tax Exempt Fund and the Infrastructure Fund

Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due, and that there could be a decline or perception of a decline in the credit quality of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. The default of a single holding could have the potential to adversely affect a Fund's net asset value. It is possible that a security held by the Fund could have its credit rating downgraded or could default.

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Interest Rate Risk. Changes in interest rates will affect the value of a Fund’s investments in fixed income securities. When interest rates rise, the value of investments in fixed income securities tends to fall, and this decrease in value may not be offset by higher income from new investments. Each Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations, but increasing interest rates may have an adverse effect on the value of the Fund’s investment portfolio as a whole, as investors and markets adjust expected returns relative to such increasing rates.

Municipal Obligations Risk. A Fund may invest in municipal obligations, including securities of states, territories and possessions, of the U.S. and the District of Columbia, and their political subdivisions, agencies and instrumentalities (collectively, “Municipal Obligations”), the interest on which is exempt from federal income tax. To the extent that the Fund invests more of its assets in a particular issuer’s municipal securities, the Fund will be vulnerable to events adversely affecting that issuer, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters. The Fund's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility - and not general tax revenues - may have increased risks. For example, factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities. Each Fund may also invest in pre-refunded municipal bonds, which may be adversely affected by legislative and regulatory changes.

Maturity Risk. Longer-term securities generally have greater price fluctuations and are more sensitive to interest rate changes than shorter-term securities. The Tax Exempt Fund may experience greater price fluctuations when it holds securities with longer maturities.

Income Risk. Income risk is the risk that the income received by the Tax Exempt Fund may decrease as a result of falling interest rates.

Fixed-Income Securities Risk. Fixed-income securities are obligations of the issuer of the securities to make payments of principal and/or interest on future dates. Fixed-income securities include, but are not limited to, securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, corporate debt securities issued by U.S. and non-U.S. entities, mortgage-backed and other asset-backed securities, structured notes and inflation-indexed bonds issued both by governments and corporations. Fixed-income securities are generally subject to the risk that the issuer will be unable to meet principal and interest payments, and the risk of price volatility. As interest rates rise, the value of fixed-income securities typically declines.

Liquidity Risk. Liquidity risk occurs when an investment becomes difficult to purchase or sell. Where there is little or no active trading market for specific types of securities, the value of such securities and a Fund’s share price could decline. A Fund may face liquidity risk as a result of, among other factors, low trading volumes, legal or contractual restrictions on resale, and substantial redemptions of the Fund’s shares. With respect to the Tax Exempt Fund, the secondary market for certain municipal securities tends to be less well developed or liquid than many other securities markets, which may adversely affect the Tax Exempt Fund’s ability to sell these securities at or near their perceived value. With respect to the Infrastructure Fund, some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed income securities generally go down.

Investment Adviser Risk. Centre’s implementation of each Fund’s strategy may fail to produce the intended results. Centre’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives. The performance of the Tax Exempt Fund, which seeks returns relating to changes in interest rates over time and management of duration, may be more adversely affected than that of other funds if Centre’s interest rate forecasts are incorrect.

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B.       Additional Principal Risks of the Tax Exempt Fund

Derivative Risk. Loss may result from the Tax Exempt Fund’s use of derivatives, including exchange-traded futures on bond indices or U.S. Treasury notes and bonds. The value of derivatives in which the Fund may invest may rise or fall more rapidly than other investments. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to a non-exchange traded derivative transaction; the risk that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Derivatives may contain “inherent” leverage because derivative contracts may give rise to an obligation on the part of the Fund for future payment or liabilities that are larger than the initial margin or premiums required to establish such positions. The volatility of derivatives prices and leveraged nature of derivatives trading could cause the Fund to sustain large and sudden losses.

Call Risk. Call risk is the risk that during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Tax Exempt Fund’s income if the proceeds are reinvested in securities with lower interest rates.

Tax Risk. Adverse tax developments could change the way the Tax Exempt Fund’s income distributions may be treated for income tax purposes. While income distributions from the Tax Exempt Fund will generally be exempt from federal income taxes, to the extent the Fund invests in securities that do not pay interest that is exempt from federal income tax, distributions on these investments will generally be taxable to shareholders. Distributions may be subject to applicable foreign, state and local taxes.

Focused Investing Risk. The Tax Exempt Fund may focus its investments within a single state, region or sector of the municipal market. Because many municipal obligations are issued to finance similar projects, the Fund’s investments may be focused within a particular sector of the municipal market. Adverse conditions affecting a state, region or sector of the municipal market may cause the Fund’s performance to be more sensitive to developments affecting that state, region or sector than a fund with investments that are not focused in the same manner.

Duration Risk. Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Accordingly, a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average duration. The Tax Exempt Fund may use futures and options contracts for purposes of managing duration of the Fund’s portfolio. Using these instruments also involves risk.

Underlying Fund Risk. The performance of the Tax Exempt Fund, which is structured as a limited “fund of funds” and may invest up to 10% of its assets in a single Underlying Fund, relates, in part, to the performance of each Underlying Fund in which the Tax Exempt Fund invests. In addition, Tax Exempt Fund shareholders will bear indirectly the fees and expenses of the Underlying Funds in which the Tax Exempt Fund may invest. In addition to the foregoing principal risks of investing in the Tax Exempt Fund summarized above, to the extent that the Fund invests in one or more Underlying Funds (which, as noted above, are currently the Infrastructure Fund, the Centre American Select Equity Fund and the Centre Active U.S. Treasury Fund), the Tax Exempt Fund will be exposed to the following additional risks summarized below. These risks are principal risks of one or more Underlying Funds, but are not principal risks of the Tax Exempt Fund itself.

•	Common stock risk, which is the risk that the value of common stocks held by an Underlying Fund might decrease in response to the activities of a single company or in response to general market or economic conditions.

•	Market risk, which refers to the possibility that the value of securities held by an Underlying Fund may decline due to daily fluctuations in the securities markets.

•	Foreign securities risk, which is the risk that foreign markets may be less liquid, more volatile, and subject to less government supervision than U.S. markets. Investing in foreign securities in countries with newly organized or less developed securities markets typically involve greater risk.

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•	Infrastructure-related company investment risk, which is the risk that the Infrastructure Fund’s investments in infrastructure-related companies (as defined in the Infrastructure Fund’s prospectus) will expose that Fund to adverse economic or regulatory occurrences affecting those companies.

•	Sector risk, which is the risk that, to the extent that an Underlying Fund focuses its investments in the securities issued by companies in a particular market sector, the Underlying Fund will be subject to the market or economic factors affecting such sector, including adverse economic, business, political, regulatory or environmental developments, to a greater extent than if the Underlying Fund’s investments were more diversified among various different sectors.

•	Currency risk, which is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or companies receiving revenues in, foreign currencies.

•	Tax-related risks, which is the risk that, as with the Tax Exempt Fund, if an Underlying Fund were to fail to qualify as a regulated investment company under the Code, that Underlying Fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains.

•	Regulatory risk, which is the risk that Governmental and regulatory actions, including tax law changes, may have unexpected or adverse consequences on particular markets, strategies, or investments, including the liquidity of an Underlying Fund’s investments. These actions and other developments may impact an Underlying Fund’s ability to invest or remain invested in certain securities and other assets, or change the way in which an Underlying Fund itself is regulated.

•	TIPS-related risks, which is the risk that TIPS are sensitive to interest rate changes and, in the short term, can experience substantial fluctuations in price. In addition, TIPS could lose value during protracted periods of deflation.

•	Risks of investing in undervalued securities, which is the risk that undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor or achieve the Adviser’s expectations with respect to the price of the security.

•	Small-cap and mid-cap securities risk, which is the risk that investing in small-capitalization and mid-capitalization companies involves greater volatility than investing in larger and more established companies.

•	MLP risk, which is the risk that an MLP that invests in a particular industry may be adversely affected by detrimental economic events within that industry.

•	Convertible securities risk, which is the risk that, as market interest rates rise, the value of a convertible security will fall. Convertible securities are also subject to the same types of market and issuer risks that apply to the underlying common stock.

•	Portfolio turnover risk, which is the risk that, because portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for an Underlying Fund, and the realization of short-term capital gains and losses.

•	New fund risk, which is the risk that the Infrastructure Fund, an Underlying Fund, has a limited operating history and may not be successful in implementing its investment strategy.

C.       Additional Principal Risks of the Infrastructure Fund

Common Stock Risk. The value of common stocks held by the Infrastructure Fund might decrease in response to the activities of a single company or in response to general market or economic conditions. If this occurs, the value of the Fund may also decrease.

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Market Risk. Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the securities markets. Asset prices change daily as a result of many factors, including developments affecting the condition of individual companies, the sector or industries in which they operate, and the market in general. The price of a security or other instrument may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general market conditions. In a declining stock market, security prices for all companies (including those in the Fund’s portfolio) may decline regardless of any company’s long-term prospects.

Infrastructure-Related Company Investment Risk. The Infrastructure Fund’s investments in infrastructure-related companies will expose the Fund, and make it more susceptible, to adverse economic or regulatory occurrences affecting those companies. Infrastructure-related companies may be subject to a variety of factors that may adversely affect their business or operations, including general or local economic conditions and political developments, changes in government spending on infrastructure projects and government regulation of rates, general changes in market sentiment towards infrastructure assets, high interest costs, high degrees of leverage, difficulty in raising capital, costs associated with compliance with changes in environmental and other regulations, the deregulation of a particular industry or sector, environmental problems, technological changes, surplus capacity, casualty losses, threat of terrorist attacks, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, energy conservation policies, service interruptions, the imposition of special tariffs, and changes in tax laws and accounting standards. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not focus its investments in such companies.

Sector Risk. The Infrastructure Fund’s investments in securities issued by infrastructure-related companies may expose the Fund to the risks affecting a particular market sector, such as utilities, telecommunication services, energy or industrials. To the extent that the Fund’s investments are focused in such a sector, the Fund will be subject to the market or economic factors affecting such sector, including adverse economic, business, political, regulatory or environmental developments, to a greater extent than if the Fund’s investments were more diversified among various different sectors.

Foreign and Emerging Market Securities Risk. Investing in foreign securities involves investment risks different from those associated with domestic securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets, and there may be difficulties enforcing contractual obligations. It may take more time for trades to clear and settle, and the value of the Fund’s investments may decline because of factors affecting a particular issuer, and/or factors affecting foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. The Fund’s investments in ADRs and GDRs entail similar investment risks to direct ownership of foreign securities traded outside the U.S.

Currency Risk. Currency risk is the chance that changes in currency exchange rates will negatively affect securities denominated in, and/or companies receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a portfolio’s investment in securities denominated in a foreign currency or may widen existing losses. Currency gains and losses could occur regardless of the performance of the underlying investment.

Convertible Securities Risk. The value of a convertible security usually falls when market interest rates rise, and convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due. The market value of a convertible security may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible securities are also subject to the same types of market and issuer risks that apply to the underlying common stock.

MLP Investment Risk. An MLP that invests in a particular industry (e.g. oil, gas and consumable fuels) may be adversely affected by detrimental economic events within that industry. As a partnership, an MLP may be subject to less regulation (and less protection for investors) under state laws than corporations. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors, such as the Fund.

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Portfolio Turnover Risk. Centre sells portfolio securities when it believes that it is in the interests of the Fund and its shareholders to do so. Portfolio turnover may involve paying brokerage commissions and other transaction costs, as well as additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains and losses. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

Political/Economic Risk. Changes in economic and tax policies, interest rates, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund’s investments.

Regulatory Risk. Governmental and regulatory actions, including tax law changes, may have unexpected or adverse consequences on particular markets, strategies, or investments, including the liquidity of investments. These actions and other developments may impact the Infrastructure Fund’s ability to invest or remain invested in certain securities and other assets. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Small-Cap and Mid-Cap Securities Risk. The Fund may invest in securities of small-capitalization (“small-cap”) and mid-capitalization (“mid-cap”) companies. Investing in such companies involves greater volatility than investing in larger and more established companies. Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies. Securities of small-cap and mid-cap companies have limited market liquidity, may be traded in volumes that are lower than are typical of larger company securities, and their prices may be more volatile.

New Fund Risk. The Infrastructure Fund commenced investment operations in January 2018 and has a limited operating history. It is possible that the Fund may not be successful in implementing its investment strategy or may fail to attract sufficient assets under management to realize economies of scale, either of which could result in the Fund being liquidated without shareholder approval and at a time that may not be favorable for all shareholders.

IV.     COMPARISON OF FEE TABLES AND EXAMPLES

A.       Fee Tables

In connection with an investment in the Tax Exempt Fund or the Infrastructure Fund, shareholders will pay indirectly various expenses. This is because each Fund pays fees and expenses that reduce the return on a shareholder’s investment in the Fund. The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds. The fees and expenses of each of the Tax Exempt Fund and the Infrastructure Fund shown below are based on the fees and expenses incurred by the applicable Fund for March 31, 2018. The Pro Forma fees and expenses of the Infrastructure Fund shown below are based on the estimated fees and expenses for March 31, 2018. The Reorganization will not cause a shareholder to directly pay any additional fees.

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Tax Exempt Fund

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Institutional Class

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class

Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses
Shareholder Service Fees	0.04%	0.06%
Other Expenses	0.73%	0.72%
Total Other Expenses	0.77%	0.78%
Total Annual Fund Operating Expenses (before fee waiver and/or expense reimbursements)	1.42%	1.18%
Fee Waiver and/or Reimbursement*	-0.23%	-0.42%
Total Annual Fund Operating Expenses (after fee waiver and/or expense reimbursement)	1.19%	0.76%

* Centre, the investment adviser to the Fund, has agreed, pursuant to an amended and restated written expense limitation agreement, to reduce its advisory fees and/or reimburse other expenses of the Fund through at least October 31, 2019 to the extent necessary to limit the current operating expenses of the Fund, including, as applicable , investment advisory fees, but excluding, as applicable, any taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 0.90% of the average daily net assets of the Investor Class shares and 0.70% of the average daily net assets of the Institutional Class shares. The expense limitation agreement may be terminated at any time by the Board upon 60 days’ written notice to the Adviser, but may not be terminated by the Adviser without the consent of the Board. No recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by the Adviser, and the recoupment may not cause the Fund to exceed the then-existing expense limitation for that class at the time such reimbursement or waiver was made.

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Infrastructure Fund

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Investor Class Pro Forma	Institutional Class	Institutional Class Pro Forma
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Investor Class Pro Forma	Institutional Class	Institutional Class Pro Forma

Management Fees	0.90%	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	0.25%	0.25%	None	None
Other Expenses
Shareholder Service Fees	0.03%	0.03%	0.02%	0.02%
Other Expenses	7.89%	0.94%**	7.89%	0.94%**
Total Other Expenses	7.92%	0.97%	7.91%	0.96%
Total Annual Fund Operating Expenses	9.07%	2.12%	8.81%	1.86%
Fee Waiver and/or Reimbursement*	-7.74%	-0.79%	-7.69%	-0.74%
Total Annual Fund Operating Expenses (after fee waiver and/or expense reimbursement)	1.33%	1.33%	1.12%	1.12%

* Effective as of the close of business on May 18, 2018, Centre, the investment adviser to the Fund, has agreed, pursuant to an amended and restated written expense limitation agreement to reduce its advisory fees and/or reimburse other expenses of the Fund for the Initial Term to the extent necessary to limit the current operating expenses of the Fund, including investment advisory fees, but excluding, as applicable, any taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 1.05% of the average daily net assets of the Investor Class shares and 1.10% of the average daily net assets of the Institutional Class shares. The expense limitation agreement may be terminated at any time by the Board, upon 60 days’ written notice to the Adviser, but may not be terminated by the Adviser without the consent of the Board. No recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by the Adviser, and the recoupment may not cause the Fund to exceed the then-existing expense limitation for that class at the time such reimbursement or waiver was made.

Prior to the close of business on May 18, 2018, the Adviser had agreed to limit the operating expenses of the Fund to an annual rate of 1.30% average daily net assets of the Investor Class shares and 1.10% of the average daily net assets of the Institutional Class shares.

** “Other Expenses” reflect the pro forma impact of the Reorganization.

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B.       Example

The examples set forth below are intended to help you compare the cost of investing in the Tax Exempt Fund and the Infrastructure Fund with other mutual funds. Each example assumes that you invest $10,000 in the specified fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that total operating expenses for each fund are those shown in the tables above (using net annual fund operating expenses for the first year, to reflect expense reimbursement obligations, and gross annual fund operating expenses for all other years) and remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Tax Exempt Fund

	One Year	Three Years	Five Years	Ten Years
Investor Class Shares	$121	$427	$754	$1,680
Institutional Class Shares	$78	$333	$608	$1,393

Infrastructure Fund

	One Year	Three Years	Five Years	Ten Years
Investor Class Shares	$135	$1,942	$3,610	$7,246
Investor Class Shares Pro Forma	$135	$588	$1,066	$2,386
Institutional Class	$114	$1,877	$3,513	$7,110
Institutional Class Pro Forma	$114	$513	$1,936	$2,117

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V. EXISTING AND PRO FORMA CAPITALIZATION OF THE FUNDS

The following tables set forth the unaudited capitalization of the Tax Exempt Fund and the Infrastructure Fund as of March 31, 2018. The following tables also set forth the unaudited combined capitalization of the Infrastructure Fund on a pro forma basis, as of that date after giving effect to the Reorganization. The capitalization of the Infrastructure Fund will likely be different at the time that the Reorganization is consummated. The pro forma number of shares outstanding of the Infrastructure Fund, giving effect to the Reorganization as of March 31, 2018, was calculated by adding the number of shares outstanding of the Infrastructure Fund and the number of shares to be issued to shareholders of the Tax Exempt Fund. The number of shares to be issued to the shareholders of the Tax Exempt Fund was calculated by dividing the total net assets of that Fund by the net asset value per share of the Infrastructure Fund.

Tax Exempt Fund and Infrastructure Fund(1)

(Unaudited)	Tax Exempt Fund – Investor Class Shares	Tax Exempt Fund – Institutional Class Shares	Infrastructure Fund – Investor Class Shares	Infrastructure Fund – Institutional Class Shares	Pro Forma Adjustments – Investor Class Shares	Pro Forma Adjustments – Institutional Class Shares(2)	Pro Forma Combined – Investor Class Shares	Pro Forma Combined – Institutional Class Shares
Total Net Assets	$19,677,093	$1,407,559	$31,084	$2,086,597	$19,677,093	$(1,992,775)	$19,708,177	$1,501,381
Shares Outstanding	2,002,136	144,074.643	3,326	223,620	2,104,500	(62,724)	2,107,826	160,896
Net Asset Value per Share	$9.83	$9.77	$9.35	$9.33	—	—	$9.35	$9.33

(1) The Infrastructure Fund commenced operations on January 29, 2018.

(2) Includes the redemption of the Tax Exempt Fund’s holding of Institutional Class shares of the Infrastructure Fund.

VI.     THE PROPOSED PLAN AND REORGANIZATION

The following is a summary of key information concerning the proposed Plan, which provides for the Reorganization. More detailed information appears in the Plan, a form of which is attached to this Proxy Statement/Prospectus as Appendix A, and in the documents incorporated by reference into this Proxy Statement/Prospectus.

Pursuant to the Plan, the Infrastructure Fund will acquire all of the assets, and assume the liabilities, of the Tax Exempt Fund in exchange for full and fractional shares of beneficial interest of the Infrastructure Fund. The value of the Tax Exempt Fund’s assets shall be the value of those assets computed as of the time at which net asset value is calculated pursuant to the Infrastructure Fund’s valuation policies and procedures on the Business Day immediately preceding the Closing Date (the “Valuation Date”). The net asset value of each share of the Infrastructure Fund will be the net asset value per share computed on the Valuation Date, calculated in accordance with the Infrastructure Fund’s valuation policies and procedures.

No sales loads, commissions or other transactional fees will be imposed on shareholders by the Funds in connection with the Reorganization. The Reorganization should not result in dilution of the net asset value of either Fund immediately following consummation of the Reorganization. Although a shareholder of the Tax Exempt Fund will receive a different number of shares of the Infrastructure Fund compared to what the shareholder originally held in the Tax Exempt Fund, the total dollar value of shares held will remain the same.

The Plan must be approved by the affirmative vote of a majority of the outstanding voting securities of the Tax Exempt Fund. For this purpose, and under the 1940 Act, the “vote of a majority of the outstanding voting securities” of the Tax Exempt Fund means the lesser of (i) 67% or more of the shares of the Fund present at the Special Meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. Approval of the proposal to adjourn the Special Meeting to solicit additional proxies if there are insufficient votes at the time of the adjournment to approve the Plan requires a majority of the votes properly cast upon the question of adjournment, whether or not a quorum is present.

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If Tax Exempt Fund shareholders approve the Reorganization, all required regulatory approvals, if any, are obtained, and certain conditions are either met or waived, it is expected that the Reorganization will take place on or about August 24, 2018, or such other date as is agreed to by the parties (the Closing Date). If the Tax Exempt Fund’s shareholders do not approve the Reorganization, the Fund will continue to operate and the Trustees may take any further action they deem to be in the best interest of the Fund and its shareholders, subject to approval by the Fund’s shareholders if required by applicable law.

A.       Significant Terms of the Plan

The following is a summary of the significant terms of the Plan. This summary is qualified in its entirety by reference to the form of Agreement and Plan of Reorganization, which is attached hereto as Appendix A.

Valuation. The assets of the Tax Exempt Fund will be valued as of the time at which the net asset value is calculated pursuant to the valuation procedures set forth in the Infrastructure Fund’s then-current Prospectus and Statement of Additional Information on the Valuation Date, or at such time on such earlier or later date as may be mutually agreed upon in writing by the parties. The net asset value of each share of the Infrastructure Fund will be the net asset value per share computed on the Valuation Date, using the market valuation procedures set forth in the Fund’s then-current Prospectus and Statement of Additional Information.

Issuance and Distribution of Infrastructure Fund Shares. Immediately following the Closing (as defined in the Plan), the Tax Exempt Fund will distribute (i) to its Investor Class shareholders, Investor Class shares of the Infrastructure Fund; and (ii) to its Institutional Class shareholders, Institutional Class shares of the Infrastructure Fund. The distribution will be accomplished by an instruction from an officer of the Trust to transfer the Infrastructure Fund’s shares credited to the Tax Exempt Fund’s account on the books of the Infrastructure Fund to open accounts on the books of the Infrastructure Fund in the names of record of the Tax Exempt Fund’s investors and representing the full and fractional number of Infrastructure Fund shares due each Tax Exempt Fund investor. All issued and outstanding Investor Class shares and Institutional Class shares of the Tax Exempt Fund will be cancelled, and any outstanding share certificates representing interests in the Tax Exempt Fund will represent only the right to receive such number of the corresponding class of shares of the Infrastructure Fund after the Closing. Following the transfer of the Tax Exempt Fund’s assets by the Tax Exempt Fund to the Infrastructure Fund and the assumption of the Tax Exempt Fund’s liabilities in exchange for shares of the Infrastructure Fund as contemplated in the Plan, the Tax Exempt Fund will file any final regulatory reports, including any Form N-SAR (or equivalent form), and/or Rule 24f-2 filing that may be required with respect to the Tax Exempt Fund promptly after the Closing. The Tax Exempt Fund will also take such steps as are necessary and proper to effect the termination the Fund in accordance with the laws of the state of Delaware and other applicable requirements.

Expenses. The Adviser will pay all of the expenses related to the Reorganization. Such expenses include, as applicable, (i) fees and expenses of counsel and independent registered public accounting firm of each Fund incurred in connection with the Reorganization; (ii) expenses associated with preparing this Proxy Statement/Prospectus, and preparing and filing the Registration Statement on Form N-14 under the 1933 Act covering the shares of the Infrastructure Fund to be issued in the Reorganization, and expenses associated with printing and mailing the Prospectus/Proxy Statement and soliciting proxies in connection with the Special Meeting; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, as are necessary under applicable state securities laws to qualify the shares of the Infrastructure Fund to be issued in connection with the Reorganization; (iv) all operating expenses related to the Reorganization; (v) any fees and expenses of the Infrastructure Fund’s custodian and transfer agent incurred in connection with the Reorganization; and (vi) any special pricing fees associated with the valuation of Fund portfolios on the Valuation Date.

Amendments and Conditions. The Plan may be amended as mutually agreed upon by the parties, except that, following the Special Meeting, no such amendment may have the effect of changing the provisions for determining the number of shares of the Infrastructure Fund to be delivered to the Tax Exempt Fund’s investors to the detriment of such investors, or otherwise materially and adversely affecting the Tax Exempt Fund, without approval by that Fund’s shareholders. The obligations of each Fund pursuant to the Plan are subject to various conditions, including the requisite approval of the Plan by the Tax Exempt Fund’s shareholders. In addition, the obligations of each Fund are subject to, among other conditions, the condition that all of the representations and warranties are true and correct in all material respects and certain opinions of legal counsel have been received.

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Termination. The Plan may be terminated and the Reorganization may be abandoned at any time prior to the closing, (i) by a Fund if any conditions precedent to the obligations of the Fund have not been satisfied; or (ii) by the mutual consent of the parties.

B.       Description of Infrastructure Fund Shares

Each Infrastructure Fund share issued to shareholders of the Tax Exempt Fund in connection with the Reorganization will be duly authorized, validly issued, fully paid and nonassessable when issued, and will be transferable without restriction and will have no preemptive or conversion rights. The Infrastructure Fund shares will be sold and redeemed based upon the net asset value of the Fund next determined after receipt of the purchase or redemption request.

C.       Reasons for the Reorganization Considered by the Board

As noted above, at a meeting of the Board held on May 18, 2018, the Adviser recommended, and the Board considered, the proposed Reorganization. The Adviser’s reasons for proposing the Reorganization, and the Board’s consideration of the Reorganization, are described below.

1.       Reasons for the Reorganization

Elimination of Pre-refunded Municipal Bonds. The Adviser believes that pre-refunded issues (bonds), in which the Tax Exempt Fund has historically invested, and currently invests, a substantial portion of its net assets, have been adversely affected by the tax reforms, which will prevent municipal bond issuers from completing advanced refundings of their bonds or issuing new ones. The inability to complete advanced refundings will, in the Adviser’s view, have the effect of shrinking the market for investable high quality municipal securities and make funds like the Tax Exempt Fund a less attractive investment option for certain investors. In addition, in light of the Fund’s investment strategies and policies, the Adviser believes that the tax reforms could, in effect, significantly limit the type of assets in which the Tax Exempt Fund could invest.

Market Trends. The Adviser believes that lower demand, low yields, greater interest rate sensitivity, correlation to Treasury yields, and yield curve flattening will result in long-term underperformance of higher quality intermediate municipal bonds, the type of assets in which the Tax Exempt Fund principally invests. The Adviser expects that lower corporate tax rates and reduced institutional demand will reduce the profitability to broker-dealers of trading tax exempt debt, thereby causing such broker-dealers to reduce their commitment to, and investment in, the municipal market. In light of these expectations, Centre believes that there will be fewer attractive investment opportunities for the Tax Exempt Fund, thereby causing the Fund to, at least at times, maintain substantial cash positions or invest greater portions of the Fund’s assets in fewer securities, which, in turn, may make the Fund less attractive to investors.

Asset Growth. Based on the small size of the Tax Exempt Fund and its lack of growth since 2015, the Adviser does not anticipate that economies of scale will be achieved. In the Adviser’s view, broker-dealers and independent registered investment advisors (“RIAs”) seem to be increasingly reluctant to select for, or maintain on, their platforms funds with smaller asset bases that have demonstrated little to no growth, such as the Tax Exempt Fund. The Adviser believes that, compared to the Tax Exempt Fund, the Infrastructure Fund will be more favored by broker-dealers and RIAs, will have greater access to distribution platforms, and over time, has a greater opportunity to achieve economies of scale. In addition, because there are currently few funds investing primarily in infrastructure-related companies, Centre believes that the Infrastructure Fund has a competitive position in the market and the opportunity to grow assets. This growth, in turn, will make the Fund increasingly attractive to broker-dealers and RIAs. The Adviser’s view regarding the Infrastructure Fund’s growth prospects is based in part on its belief that infrastructure projects will be increasingly funded by private and non-general obligation public investment vehicles, and that, consequently, the Fund will have the opportunity to indirectly benefit from the potential growth and profitability of securities issued by companies and other entities in which the Fund invests or intends to invest. If the Reorganization is approved, and Tax Exempt Fund shareholders become Infrastructure Fund shareholders, those shareholders may be able to gain exposure to infrastructure-related companies in a more cost-effective manner than had the Reorganization not occurred, because Tax Exempt Fund shareholders would have been subject to expenses that Infrastructure Fund shareholders are not.

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Potential Opportunities for Income. The Adviser believes the Reorganization will serve the best interests of, and be responsive to, the investment considerations of each Fund. Centre’s view is based on the comparative yields of the Funds (with the Infrastructure Fund having a higher underlying yield than the Tax Exempt Fund as of March 31, 2018) and the tax treatment of qualified dividends distributed by the Infrastructure Fund, which are taxable at the federal capital gains rate. Centre believes that the Infrastructure Fund’s benefits can offset the difference in tax treatment of the Funds’ respective principal portfolio holdings (federally tax-exempt securities compared to securities that are not federally tax-exempt). While the principal investment strategies of the Funds differ in several ways, the Adviser believes that the Funds’ investment objectives are similar (with the Tax Exempt Fund seeking to maximize investors’ total return through capital appreciation and current income exempt from federal income tax, and the Infrastructure Fund seeking long-term growth of capital and current income). In addition to both Funds seeking current income, the Funds are similar with respect to some of the securities held in their portfolios, and the Adviser believes that certain infrastructure-related securities currently held by the Tax Exempt Fund will be transferred to the Infrastructure Fund if the Reorganization is approved by Tax Exempt Fund shareholders.

Alternatives to the Reorganization. The Adviser has considered other alternatives to the Reorganization for the Tax Exempt Fund, including reorganizing the Fund into a non-affiliated tax-exempt fund, into the Centre Active U.S. Treasury Fund, and liquidation. The Adviser does not believe other advisers to tax-exempt funds would be interested in the assets of the Tax Exempt Fund due to its size and costs of effecting a reorganization. A reorganization into the Centre Active U.S. Treasury Fund was considered but not pursued, due to, among other factors, the Adviser’s belief that, compared to a reorganization into the Infrastructure Fund, there would be less potential to benefit from economies of scale. The Adviser also considered that the expense limitation agreement currently in effect for the Tax Exempt Fund will expire on October 31, 2019. The Adviser expects that the gross total annual operating expenses of the Tax Exempt Fund would be approximately 1.26% and 1.00%, for the Investor Class and Institutional Class shares, respectively, and would likely increase materially if redemptions in the Tax Exempt Fund continue. In light of the increasing costs associated with operating the Tax Exempt Fund and current net redemption rates. If Tax Exempt Fund shareholders do not approve the Plan, the Tax Exempt Fund will not be reorganized into the Infrastructure Fund and will continue to operate. The Board may consider any additional alternatives that appear feasible at that time, including the liquidation of the Tax Exempt Fund.

For the reasons set forth above, the Adviser believes that the Reorganization is in the best interests of the Tax Exempt Fund and its shareholders. The Adviser believes that shareholders’ interests will not be diluted as a result of the Reorganization.

2.       Board Consideration of the Reorganization

In connection with the Reorganization, the Board, including the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust or the Funds (the “Independent Trustees”), requested and evaluated such information as may reasonably be necessary to their determination to approve the proposed Reorganization, and considered and gave appropriate weight to all pertinent factors. The Trustees considered a written memorandum and other supporting materials and representations provided by the Adviser (collectively, the “Reorganization Information”) in preparation for, and at, the Board Meeting. In addition, prior to the Board Meeting, the Independent Trustees met in executive session to discuss the proposed Plan, the Reorganization provided for therein, the Reorganization Information, and other information provided to them in connection with their consideration of the Plan and the Reorganization. During a portion of that executive session, the Independent Trustees met with a representative of the Adviser to obtain additional information regarding, among other things, the Funds’ respective portfolio holdings and expense ratios, other alternatives to the Reorganization considered by the Adviser for the Tax Exempt Fund, and the potential impact on Fund shareholders of the Reorganization.

During their deliberations, the Trustees were advised of applicable law and their duties in considering the Reorganization. In their consideration of the Plan and the Reorganization provided for therein, the Trustees considered that the actual results of the Reorganization may differ from the anticipated results of the Reorganization. In its deliberations, the Board considered, among other factors:

•	the Adviser’s reasons for proposing the Plan and the Reorganization provided for therein;
•	the terms and conditions of the Plan and the Reorganization;
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•	that the Adviser will pay all costs and expenses related to the Reorganization, except for any costs or expenses incurred in connection with the disposition of any portfolio securities, and that no costs or expenses incurred in connection with the disposal of any portfolio securities were expected;
•	the Funds’ respective investment objectives, strategies, policies, risks and restrictions, and the differences in such objectives, strategies, policies, risks and restrictions;
•	the Funds' respective portfolio holdings, including the differences in such holdings;
•	the Adviser’s view that, although the Tax Exempt Fund invests in securities that are predominantly federally tax-exempt, and has a lower advisory fee and lower expense ratios, on balance, Tax Exempt Fund shareholders will benefit from the Reorganization because of the opportunity to achieve current income and relatively higher yield in a fund with the potential for growth;
•	the expectations of Tax Exempt Fund shareholders in selecting that fund for investment and whether such expectations would be met as shareholders of the Infrastructure Fund;
•	that, effective June 1, 2018, the distribution policy of the Infrastructure Fund is to make distributions of income, if any, on a monthly basis, and that the distribution of the Tax Exempt Fund is to make distributions of income, if any, on a monthly basis;
•	each Fund's dividend yield rate and the Adviser's expectations regarding such rate;
•	the Funds' respective inception dates and performance records;
•	the size of each Fund and the Adviser's view regarding each Fund's future growth prospects;
•	with respect to the Tax Exempt Fund, the Adviser's representation regarding the potential negative impact of recent tax-related legislation on the Fund and the type of assets in which it invests;
•	the comparative gross and net fees and expenses of the Funds, as well as the terms of the Funds' respective expense limitation agreements;
•	that the Adviser does not intend to renew the expense limitation agreement for the Tax Exempt Fund following its current term ending October 31, 2019;
•	that the expense limitation agreement for the Infrastructure Fund would be amended, effective as of the closing of business on May 18, 2018;
•	the anticipated effect of the amended expense limitation agreement for the Infrastructure Fund on the total annual fund operating expenses (after fee waiver and/or expense reimbursements) on each class of shares of the Infrastructure Fund;
•	that, subject to approval of the Plan and the Reorganization provided for therein by Tax Exempt Fund shareholders, the Adviser would pay any remaining unamortized offering costs of the Infrastructure Fund at the time of the Reorganization;
•	the nature, extent and quality of the services to be provided to Tax Exempt Fund shareholders following the Reorganization;
•	the benefits expected to be derived from the Reorganization by the Funds and the Adviser;

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•	with respect to the Tax Exempt Fund, the potential alternatives to the Reorganization considered by the Adviser, and the Adviser’s reasons for determining that the Reorganization would be in the best interests of the Tax Exempt Fund and its shareholders;

•	the anticipated tax treatment of the Reorganization; and
•	the Adviser’s determination that shareholders’ interests will not be diluted.

The considerations and conclusions of the Board, including all of the Independent Trustees, are summarized below. In its deliberations, and in making its determinations, the Board considered all information available to them, including representations made by the Adviser during the Independent Trustees’ executive session and at the Board Meeting.

Reasons for the Reorganization

Tax Reform. The Trustees discussed the Adviser’s view that pre-refunded issues (bonds), in which the Tax Exempt Fund has historically invested a substantial portion of its net assets, have been adversely affected by the tax reforms. They also discussed the Adviser’s belief that the inability to complete advanced refundings as a result of the tax reforms will have the effect of significantly limiting the types of assets in which the Tax Exempt Fund may invest, and that funds like the Tax Exempt Fund will become a less attractive investment option for certain investors. The Trustees considered the Tax Exempt Fund’s principal investment strategies, the types of securities in which it may invest, the Adviser’s representation that the Fund had historically invested a greater percentage of its assets in pre-refunded bonds, and the Adviser’s view of the anticipated adverse impact of the tax reforms on the municipal bond market generally and the Tax Exempt Fund specifically.

Market Trends. The Trustees discussed the Adviser’s view regarding the long-term performance prospects of higher quality intermediate municipal bonds, the type of assets in which the Tax Exempt Fund principally invests, and the Adviser’s belief that various market factors will cause broker-dealers to reduce their commitment to, and investment in, the municipal market. The Trustees considered that, in light of these expectations, the Adviser believes that there will be fewer attractive investment opportunities for the Tax Exempt Fund, thereby causing the Fund to, at least at times, maintain substantial cash positions or invest greater portions of the Fund’s assets in fewer securities, which, in turn, may make the Fund less attractive to investors. The Trustees discussed the Adviser’s different expectations for the Infrastructure Fund, and considered the Adviser’s view that the financing of infrastructure projects would need to be provided by companies and other entities in which the Infrastructure Fund may invest, and that this need, in turn, provided the potential for profitability for such companies and entities, and, in turn, the Infrastructure Fund through its investment in those companies and entities.

Asset Growth. The Trustees discussed the Tax Exempt Fund’s size, growth rate and redemption rate, and the Adviser’s anticipation that, based on various factors, economies of scale will not be achieved. They considered the Adviser’s view regarding the difficulty of maintaining the Fund, which is small in size and is not in an emerging or growing category, on broker-dealer and RIA platforms. They considered that the Adviser believes that, compared to the Tax Exempt Fund, the Infrastructure Fund will be more favored by broker-dealers and RIAs, will have greater access to distribution platforms, and over time, has a greater opportunity to achieve economies of scale. The Trustees’ considered the Adviser’s view regarding the Infrastructure Fund’s opportunity to be competitive in the market and grow assets.

Potential Opportunities for Income. The Trustees discussed that Tax Exempt Fund shareholders may have invested in the Fund based, primarily or in part, on the Fund’s policy of making monthly distributions of net income (if any) that is federally tax-exempt. The Trustees considered that, effective June 1, 2018, the Infrastructure Fund’s policy is to make monthly distributions of net income (if any) that currently is not federally tax-exempt. The Trustees discussed the Adviser’s view that, based on the comparative yields of the Funds and the tax treatment of qualified dividends distributed by the Infrastructure Fund, which are taxable at the federal capital gains rate, the Reorganization will serve the best interests of, and be responsive to, the investment considerations of each Fund’s shareholders. The Trustees also considered that the Tax Exempt Fund’s portfolio holdings may be federally tax-exempt, but were not exempt from any applicable state taxes, and that, in the Adviser’s view, the benefits of the Infrastructure Fund may offset the difference in tax treatment of the Funds’ respective principal portfolio holdings.

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Alternatives to the Reorganization. The Trustees discussed the Adviser’s consideration of other alternatives to the Reorganization for the Tax Exempt Fund, including reorganizing the Fund into a non-affiliated tax-exempt fund, reorganizing the Fund into another series of Centre Funds, and liquidating the Fund. They discussed the Adviser’s reasons for not pursuing any of these alternatives. The Trustees also considered the Adviser’s view that reorganizing the Tax Exempt Fund into the Infrastructure Fund would offer Tax Exempt Fund shareholders an opportunity to remain in a fund that (i) sought current income as part of its investment objective, (ii) intended to invest a portion of its assets in bonds, including certain bonds currently held by the Tax Exempt Fund, and (iii) had achieved a high yield.

Shareholder Interests and Dilution. The Trustees discussed the Adviser’s determination that (i) the Reorganization would serve the best interests of the Tax Exempt Fund and its shareholders; and (ii) shareholders’ interests will not be diluted as a result of the Reorganization. The Trustees also discussed the Adviser’s confirmation that Tax Exempt Fund shareholders may redeem their shares at their net asset value and without restriction at any time before the effective date of the Reorganization.

Investment Objectives, Strategies, Policies, Risks, Restrictions and Portfolio Holdings

The Trustees considered the similarities and differences between the Funds’ respective investment objectives, strategies, policies, risks and restrictions. They discussed that while the Tax Exempt Fund seeks to maximize investors’ total return through capital appreciation and current income exempt from federal income tax, the Infrastructure Fund seeks long-term growth of capital and current income. They also discussed that each Fund is a diversified fund, and that while the Tax Exempt Fund invests primarily in certain federally tax-exempt securities of state and local governments in the U.S. and their political subdivisions, agencies and instrumentalities, the Infrastructure Fund invests primarily in equity securities issued by U.S. and non-U.S. infrastructure-related companies. The Trustees considered the federally tax-exempt nature of the Tax Exempt Fund’s principal holdings, and how the Infrastructure Fund’s principal holdings were treated for federal tax purposes. The Trustees also considered that the Tax Exempt Fund, a limited fund-of-funds, currently holds shares of the Infrastructure Fund and, as a result, has exposure to that Fund’s investment strategies, portfolio holdings and the associated risks.

The Trustees also discussed that while the principal investment strategies of the Funds differ in several ways, the Adviser believes that the Funds’ investment objectives are similar. In addition to both Funds seeking current income, the Funds are similar with respect to some of the securities held in their portfolios, and the Adviser believes that certain infrastructure-related securities currently held by the Tax Exempt Fund, including certain revenue bonds, will be transferred to, and are expected to be maintained by, the Infrastructure Fund if the Reorganization is approved by Tax Exempt Fund shareholders.

Fees and Expenses

The Trustees considered each Fund’s expense structure, including each Fund’s investment advisory fee, and the current expense ratios of each Fund’s Investor Class and Institutional Class shares, noting that the Infrastructure Fund’s advisory fee was higher than that of the Tax Exempt Fund. They discussed the Adviser’s expectation that, if the Reorganization were implemented, the Infrastructure Fund’s expense ratios would decrease as a result of the Fund’s increase in size following the Reorganization.

The Trustees also discussed the expense limitation agreements of the Funds, considering:

•	that, as disclosed in the Tax Exempt Fund’s Prospectus dated January 29, 2018, (i) the total annual fund operating expenses (before fee waiver and/or expense reimbursements) were 1.26% for Investor Class shares of the Fund and 1.00% for Institutional Class shares of the Fund; and (ii) the total fund annual operating (after fee waiver and/or expense reimbursements) were 1.19% for Investor Class shares of the Fund and 0.73% for Institutional Class shares of the Fund;

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•	that the expense limitation agreement currently in effect for the Tax Exempt Fund will expire on October 31, 2019, and that, after such date, the Adviser expects that the Fund’s net expense ratios will increase;
•	that, as disclosed in the Infrastructure Fund’s Prospectus dated January 29, 2018, (i) the estimated total annual fund operating expenses (before fee waiver and/or expense reimbursements) were 8.44% for Investor Class shares of the Fund and 8.14% for Institutional Class shares of the Fund; and (ii) the estimated total annual fund operating expenses (after fee waiver and/or expense reimbursements) were 1.70% for Investor Class shares of the Fund and 1.20% for Institutional Class shares of the Fund for the Fund’s initial fiscal year ending September 30, 2018;
•	that the Adviser had agreed to amend the expense limitation agreement between the Adviser and the Trust, on behalf of the Infrastructure Fund, effective as of the close of business on May 18, 2018; and
•	the anticipated effect of the amended expense limitation agreement for the Infrastructure Fund on the total annual fund operating expenses (after fee waiver and/or expense reimbursements) on each class of shares of the Infrastructure Fund.

Performance

The Trustees considered each Fund’s investment performance, noting that the Infrastructure Fund commenced investment operations on January 29, 2018, and therefore had a limited performance record. They considered that while Centre serves as each Fund’s investment adviser, Mr. T. Kirkham Barneby serves as the portfolio manager of the Tax Exempt Fund and Mr. James A. Abate serves as the portfolio manager of the Infrastructure Fund.

Distribution Policies and Expectations of Income

The Trustees considered the Funds’ distribution policies, noting that the Tax Exempt Fund generally expects to pay distributions from net income, if any, on a monthly basis, and that, effective June 1, 2018, the Infrastructure Fund generally expects to pay distributions from net income, if any, on a monthly basis. The Trustees also considered the higher yield rate of the Infrastructure Fund, as presented by the Adviser, and considered the Adviser’s representation that the Infrastructure Fund has the potential to offer relatively higher yield in the future.

Management, Organization, Service Providers and Services

The Trustees observed that the Funds share the same officers, distributor, transfer agent, administrator, custodian, legal counsel and independent registered public accounting firm, and that, after the Reorganization, the same Trustees would continue to oversee shareholders’ interests and that the Amended and Restated Declaration of Trust and By-Laws of the Trust would continue to apply. They also considered the compatibility of the Funds’ service features available to shareholders, including exchange privileges.

Tax Treatment

The Trustees considered that even though the Reorganization will not qualify as a tax-free reorganization for federal income tax purposes, and the Adviser anticipates disposing of certain Tax Exempt Fund assets in portfolio repositioning in connection with the Reorganization, the Adviser expects that the Tax Exempt Fund will not recognize any net taxable gain as a result of the Reorganization or such repositioning. The Trustees also considered the likelihood that the Tax Exempt Fund’s portfolio repositioning before the Reorganization would not cause Tax Exempt Fund shareholders to receive higher distributions in 2018 than they would have received absent the Reorganization.

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Alternatives for the Tax Exempt Fund and Impact on the Infrastructure Fund

With respect to the Tax Exempt Fund, the Trustees discussed the alternatives to the Reorganization considered by the Adviser, and the Adviser’s reasons for believing that the Reorganization would serve the best interests of the Tax Exempt Fund and its shareholders.

With respect to the Infrastructure Fund, the Trustees considered the potential cost efficiencies, economies of scale and investment opportunities that were expected to occur as a result of the Reorganization.

Conclusion

In light of these factors and their fiduciary duty under federal and state law, the Trustees determined, on behalf of each Fund, that the Reorganization is in the best interests of the Fund and its shareholders, and that the Reorganization would not result in a dilution of the interests of the Fund’s shareholders. The Trustees also determined that the Plan providing for the Reorganization should be submitted to Tax Exempt Fund shareholders for approval. In their deliberations, the Trustees did not identify any single factor as paramount or controlling.

D.       Federal Income Tax Consequences

Centre believes that each Fund has been treated as a regulated investment company under Part I of Subchapter M (“Subchapter M”) of Chapter 1 of Subtitle A of the Code since its inception. Accordingly, the Board believes that each Fund has been, and is expected to continue through the Closing to be, relieved of any federal income tax liability on its taxable income and net gains it distributes to the Fund’s shareholders to the extent provided for in Subchapter M (although there can be no guarantee that it will do so).

To be considered a tax-free “reorganization” under the applicable provisions of the Code, an acquiring fund must, among other requirements, either (i) continue the target’s historic business, or (ii) use a significant portion of the target’s historic business assets in a business. Because the Infrastructure Fund will neither use a significant portion of the Tax Exempt Fund's assets in its business nor continue the Tax Exempt Fund's historic business, the combination of the Tax Exempt Fund with the Infrastructure Fund will not be treated as a tax-free “reorganization” under section 368(a) of the Code. Assuming the reorganization is not a tax-free “reorganization,” then, with respect to each Fund:

(a) The Tax Exempt Fund will recognize gain or loss from the transfer of its assets to the Infrastructure Fund. However, based on the current fair market value of its holdings, the Tax Exempt Fund does not expect to realize net taxable gains as a result of this transfer, although there can be no assurance that this will be the case.

(b) The Infrastructure Fund will not recognize any gain or loss upon the transfer of the Tax Exempt Fund’s assets to the Infrastructure Fund in exchange solely for Infrastructure Fund shares and the Infrastructure Fund’s assumption of the Tax Exempt Fund’s liabilities or on the subsequent distribution (whether actual or constructive) of those shares to the Tax Exempt Fund’s shareholders in exchange for their Tax Exempt Fund shares;

(c) The Infrastructure Fund’s tax basis in each asset of the Tax Exempt Fund will be equal to the fair market value of such asset at the time of the Reorganization and the Infrastructure Fund’s holding period for each asset of the Tax Exempt Fund will begin anew with the Reorganization;

(d) A shareholder of the Tax Exempt Fund will recognize capital gain or capital loss for U.S. federal income tax purposes on the exchange of shares in the Tax Exempt Fund for shares in the Infrastructure Fund in an amount equal to the excess of (x) the value of the Infrastructure Fund shares received in the Reorganization and (y) the shareholder’s adjusted tax basis for U.S. federal income tax purposes in his or her Tax Exempt Fund shares immediately prior to the Reorganization. Long-term capital gains are subject to preferential tax rates in the hands of non-corporate U.S. shareholders. The use of capital losses is subject to significant limitations; and

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(e) A Tax Exempt Fund shareholder’s aggregate tax basis in the Infrastructure Fund shares such shareholder receives in the Reorganization will be equal the fair market value of such Infrastructure Fund shares and the, shareholder’s holding period for those Infrastructure Fund shares will begin anew with the Reorganization.

The Plan provides that, on or before the Closing Date (as defined in the Plan), the Tax Exempt Fund shall declare and pay a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Date (as defined in the Plan), which, together with all previous such dividends, will have the effect of distributing to the Tax Exempt Fund’s shareholders all of the Tax Exempt Fund’s previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b) of the Code, (ii) the excess, if any, of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) all of the Tax Exempt Fund’s net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

If the Tax Exempt Fund has capital loss carryforwards, which will be netted against any capital gains, to the extent the Tax Exempt Fund will be in a net capital gain position (after netting with any capital loss carryforward) prior to the Reorganization, the Tax Exempt Fund intends to make distributions of the capital gains (as well as any other required distributions, such as income distributions) prior to the Reorganization being consummated. Investments from the portfolio of the Tax Exempt Fund will be disposed of in anticipation of the Reorganization due to the Infrastructure Fund’s prospectus restrictions, investment strategies, policies, or applicable law. Because such dispositions of portfolio securities, together with any other dispositions of portfolio securities from the portfolio of the Tax Exempt Fund, are not expected to result in the Tax Exempt Fund having a net capital gain, the Tax Exempt Fund does not intend to distribute such net capital gains to shareholders as taxable distributions prior to the consummation of the Reorganization. Accordingly, Tax Exempt Fund shareholders should not have increased taxable distributions. Shareholders of the Tax Exempt Fund will be responsible for any taxes payable in connection with taxable distributions made, if any, by the Tax Exempt Fund prior to the Closing Date. In addition, because the shareholders of the Tax Exempt Fund will receive shares of the Infrastructure Fund, they will receive a proportionate share of any “built in” (unrealized) gains in the Infrastructure Fund’s assets when such gains are eventually realized (if applicable) and distributed by the Infrastructure Fund, as well as any taxable gains realized by the Infrastructure Fund but not distributed to its shareholders prior to the Reorganization.

E.       Comparison of Shareholder Rights and Board Structure

Set forth below is a discussion of the rights of shareholders of the Funds.

Governing Law. Each Fund is a separate series of the Trust. The Trust is organized as a statutory trust under Delaware law, and, under the Declaration of Trust, the beneficial interest in the Trust is to be divided into an unlimited number of shares, with a par value of $.001 per share. The operations of each of the Funds are governed by the Declaration of Trust, the Trust’s By-Laws, and applicable Delaware law. A Delaware statutory trust is not required to hold shareholder meetings or obtain shareholder approval for certain actions unless required by applicable law or the declaration of trust. Neither the Declaration nor the By-Laws of the Trust require the Trust to hold annual meetings. Under Delaware law, a Delaware statutory trust is permitted to limit or eliminate a trustee’s personal liability for breach of contract or breach of duties to the statutory trust or to a shareholder of the statutory trust in the declaration of trust, subject to certain exceptions. The 1940 Act currently prohibits the charter, bylaws and other organizational documents of a registered investment company from containing a provision that protects or purports to protect any director or officer of the investment company against liability to the company or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Shareholder Liability. Under Delaware law, trustees and shareholders of a statutory trust are generally afforded by statute the same limited liability as their corporate counterparts and are permitted liberal indemnification rights. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the fund or the fund’s investment advisor was unable to meet its obligations. The Trust is required to indemnify its trustees and officers against liabilities and expenses incurred in connection with proceedings relating to their positions as officers or trustees, except under certain limited circumstances relating to the culpability of such officers or trustees.

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Board of Trustees. The Funds, being series of the Trust, a Delaware statutory trust, have a common Board of Trustees. The Trust has four Trustees, three of whom are Independent Trustees and one of whom is an “interested person” of the Trust, as that term is defined under the 1940 Act. The Trustees will hold office indefinitely, except that: (i) any Trustee may resign or retire, and (ii) any Trustee may be removed: (a) at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the total combined net asset value of all shares of the Trust issued and outstanding; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the total combined net asset value of all shares of the Trust issued and outstanding. In case a vacancy on the Board shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Each Fund is a series of the same legal entity, and the shareholders of the Funds collectively vote for Trustees (and other matters affecting the Trust as a whole). Unless required under the 1940 Act, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.

For more information, refer to the Statement of Additional Information of the Tax Exempt Fund and the Infrastructure Fund dated January 29, 2018.

F.       Capitalization

Please refer to the section of this Proxy Statement/Prospectus entitled “Existing and Pro Forma Capitalization of the Funds” for information on the existing and pro forma capitalization of each Fund.

VII.     INFORMATION ABOUT THE FUNDS

A.       Investment Objectives and Investment Strategies

Please refer to the discussion under “Summary -- Comparison of the Funds” and to Appendix B to this Proxy Statement/Prospectus.

B.       Fees and Expenses

Please refer to the discussion under “Comparison of Fee Tables and Examples” in this Proxy Statement/Prospectus.

C.       Performance and Portfolio Turnover

For a discussion of the performance and portfolio turnover, see Appendix C to this Proxy Statement/Prospectus.

D.       Investment Adviser and Portfolio Managers

Adviser. Centre Asset Management, LLC (“Centre”, or the “Adviser”) is a New York limited liability company, with principal offices at 48 Wall Street, Suite 1100, New York, New York 10005. Centre is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Centre is a fundamentally-driven specialist active asset manager formed in late 2005 and began operating in 2006. Centre offers investment advisory services to U.S. and foreign investment companies and manages differentiated products in fund advisory and sub-advisory mandates in institutional and investor share classes accessible in multiple jurisdictions and currencies. In 2010, Centre entered into a strategic partnership with Sanlam Investments resulting in Sanlam making an equity investment into the firm. Centre is an independently operated investment partner within the Sanlam International Investments business cluster, which is an investment management business managing and advising on approximately $17 billion in assets as of December 31, 2017 through a range of funds and segregated accounts that span the asset class spectrum, delivered in a global, diversified multi-boutique framework. Sanlam International Investments USA Holdings, Inc. and James Abate have a controlling interest in Centre, as they each own 25% or more of Centre’s voting securities. As of December 31, 2017, Centre had approximately $599.1 million in assets under management.

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Portfolio Managers. James A. Abate, Managing Director and Chief Investment Officer of Centre, serves as the portfolio manager of the Infrastructure Fund and is primarily responsible for managing the Fund’s portfolio. T. Kirkham Barneby, Investment Director, Fixed Income of Centre, serves as the portfolio manager of the Tax Exempt Fund.

James A. Abate, MBA, CPA, CFA, is a Trustee of the Trust. In addition to the Infrastructure Fund, Mr. Abate also serves as the portfolio manager of the Centre American Select Equity Fund, another series of the Trust. He is the Chief Investment Officer of Centre, the portfolio manager of Centre’s American Select Equity and Global Listed Infrastructure Strategies, and the firm’s Managing Director. Prior to founding Centre, Mr. Abate was U.S. Investment Director, North America, for GAM. Prior to GAM, Mr. Abate served as Managing Director & Fund Manager/Head of U.S. Active Equity at Credit Suisse Asset Management responsible for its U.S. Select Equity Strategy and stable of Global Sector Funds. Prior to transitioning to asset management, he was a Manager in Price Waterhouse’s Valuation/Corporate Finance Group and served as a commissioned officer in the U.S. Army and Reserves, achieving the rank of Captain. Mr. Abate holds a B.S. in Accounting from Fairleigh Dickinson University and an M.B.A. in Finance from St. John’s University, and formerly was a Visiting Professor in the graduate program at the Zicklin School of Business, Baruch College. Mr. Abate is a contributing author to several John Wiley published books: Applied Equity Valuation, Focus on Value, Short Selling and The Theory and Practice of Investment Management; his article writings have appeared in The Journal of Portfolio Management, Investment Week, FT Investment Adviser, The Wall Street Journal, Mergers & Acquisitions and other various publications. Mr. Abate is a former member of the Editorial Advisory Board of The Journal of Portfolio Management.

T. Kirkham Barneby is the portfolio manager of the Treasury Fund and the Tax Exempt Fund. Mr. Barneby serves as Investment Director, Active Fixed Income, of the Adviser. Prior to joining Centre in 2014, Mr. Barneby served as Senior Managing Director and Portfolio Manager at Hudson Canyon Investment Counselors, LLC, where he was responsible for managing private account clients in the Active Interest Rate Management strategy. Prior to that, Mr. Barneby held the title of Chief Strategist & Portfolio Manager, Taxable Fixed Income at American Independence Financial Services. Prior to AIFS, Mr. Barneby was a Managing Member of Old Iron Hill Capital Management, LLC employing quantitatively-oriented fixed income and multi-strategy investment approaches. Previously, he headed an investment group at UBS in New York that managed equity and bond portfolios with roughly $7 billion in assets. Mr. Barneby is a graduate of Southwest Missouri State College—now Missouri State University—with a Bachelor of Science Degree in Mathematics and Economics. Subsequently, he completed all course and exam requirements for a Doctorate in Economics at Oklahoma State University. He is a National Science, NDEA and Woodrow Wilson Fellow.

E.       Net Asset Value

The net asset value (“NAV”) per share of each Fund is calculated at the close of regular trading on the NYSE (ordinarily, 4:00 p.m. Eastern Time), only on business days that the NYSE is open for business. The Funds do not calculate NAV on business holidays when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the NAV of each Fund will not be calculated.

In computing each Fund’s NAV, all liabilities incurred or accrued are deducted from its net assets. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation, and the result is the NAV per share of the Fund.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each Fund are valued as follows: (i) securities that are listed on an exchange and which are not traded on a particular day are valued at the closing bid price; (ii) securities that are traded in the over-the-counter market and are not quoted by NASDAQ are valued at their last sale price or, if not available, at their last bid price as quoted by brokers that make markets in the securities; (iii) debt securities, including short-term debt obligations that will mature in 60 days or less, will generally be valued at the price supplied by an independent third-party pricing service approved by the Trustees, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments; and (iv) securities for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

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The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In valuing a Fund’s total assets, portfolio securities are generally valued at their market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

F.       Share Classes; Minimum Investment Amounts; Purchase and Redemption Procedures; Exchange Privileges; and Frequent Trading

As previously noted herein, this Proxy Statement/Prospectus is a proxy statement for the Tax Exempt Fund, and, in connection with the Infrastructure Fund shares being offered in connection with the Reorganization, a prospectus for the Infrastructure Fund. Although only shares of the Infrastructure Fund are being offered in connection with the Reorganization, the information below relates to both the Tax Exempt Fund and the Infrastructure Fund, which have the same share class structure and, as series of the same Trust, are subject to the same purchase and redemption policies, class conversion features, exchange privileges and frequent trading policy.

1.       Share Classes and Class Conversion Features

Share Classes. Each Fund offers two classes of shares: Investor Class shares and Institutional Class shares. Each share class represents an ownership interest in the same investment portfolio as the other class of shares of the Fund. Each class has its own expense structure.

Investor Class shares of each Fund are subject to the Rule 12b-1 Plan, pursuant to which the Fund pays distribution and/or shareholder servicing fees of up to 0.25% per year to those intermediaries offering Investor Class shares and providing other services to Investor Class shareholders. Institutional Class shares are available without a Rule 12b-1 fee to those investors eligible to purchase such shares. The Trust has also adopted a shareholder services plan for certain non-distribution shareholder services provided by financial intermediaries. With respect to each Fund, the shareholder services plan authorizes annual payment of up to 0.15% of the average daily net assets attributable to Investor Class shares of the Fund, and up to 0.10% of the average daily net assets attributable to Institutional Class shares of the Fund. Neither class of shares is subject to a sales charge.

When choosing a class of shares of a Fund, investors should consider the size of their investment and how long they plan to hold the shares. An investor’s financial consultant or other financial intermediary can help the investor determine which share class is best suited to the investor’s personal financial goals. Investors who qualify to purchase Institutional Class shares should purchase them rather than the Investor Class shares because the Investor Class shares have higher expenses than the Institutional Class shares. Although each class invests in the same portfolio of securities, the returns for each class will differ because each class is subject to different expenses.

Class Conversion Features. For each Fund, if the current market value of a shareholder’s Investor Class shares of the Fund is at least $1,000,000, the shareholder may elect to convert such Investor Class shares to Institutional Class shares on the basis of relative NAVs. Upon such a conversion, the shareholder will be subject to the policies and procedures for Institutional Class shares. Converting from Investor Class shares to Institutional Class shares may not be available at certain financial intermediaries, or a shareholder’s financial intermediary may charge additional fees for this conversion. Because the NAV of the Institutional Class shares may be higher or lower than that of the Investor Class shares at the time of conversion, a shareholder may receive more or fewer Institutional Class shares of a Fund than the number of Investor Class shares of the Fund converted, even though the total dollar value will be the same.

Holders of Investor Class shares of a Fund may convert their Investor Class shares to Institutional Class shares of the Fund provided that they (i) hold their shares through an institution that has a valid Institutional Class sales agreement with the Trust or the Distributor or any of their respective affiliates authorizing such a conversion; and (ii) are eligible to invest in Institutional Class shares in accordance with the criteria set forth in the Fund’s prospectus. Each Fund may accept or reject any conversion in its discretion. For federal income tax purposes, a same-fund conversion generally will not result in the recognition by the investor of a capital gain or loss. However, investors should consult their own tax or legal advisor to discuss their particular circumstances. Investor Class shareholders of a Fund should contact their financial institution for information on the availability of Institutional Class shares, and should read and consider the Institutional Class shares information in the Fund’s prospectus before requesting any such conversion.

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If an Institutional Class share account falls below the stated investment minimum of $1,000,000 as a result of selling shares, each Fund reserves the right to give the shareholder 30 days’ written notice to make additional investments so that the account balance is at least $1,000,000. If additional investments are not made, then the Fund may convert the shareholder’s Institutional Class shares to Investor Class shares, at which time the account will be subject to the expenses, policies and procedures of Investor Class shares. Any such conversion will occur at the relative NAVs of the two share classes. Because the NAV of the Institutional Class shares of a Fund may be higher or lower than that of the Investor Class shares of the Fund at the time of conversion, the shareholder may receive more or fewer Investor Class shares than the number of Institutional Class shares that were converted, even though the total dollar value will be the same.

2.       Minimum Investment Amounts

For each Fund, the minimum initial investment is $5,000 for Investor Class shares and $1,000,000 for Institutional Class shares. The minimum subsequent investment is $1,000 for Investor Class shares and $10,000 for Institutional Class shares. Exceptions to these minimum amounts may apply for certain investors, and the minimum amounts may otherwise be waived or reduced by Centre. The Infrastructure Fund intends to waive the applicable minimum investment requirements for Tax Exempt Fund shareholders who receive either Investor Class or Institutional Class shares of the Infrastructure Fund through the Reorganization.

3.       Purchase Procedures

Each Fund accepts purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment.

For each Fund, a purchase order is effected at the NAV per share of the Fund next determined after receipt of the purchase request in Good Form. Purchase requests received by a Fund’s transfer agent or an authorized financial intermediary (i) before the close of the NYSE on any Business Day will be effected at the NAV per share of the Fund determined on that day or (ii) after the close of the NYSE on any Business Day, will be effected at the NAV per share of the Fund determined on the next Business Day.

Purchase requests must be received in Good Form by the transfer agent or an authorized financial intermediary. A purchase order is considered to be in “Good Form” if the request includes: (i) the name and class of the fund in which an investor wishes to invest; (ii) the amount the investor wishes to invest; (iii) the name in which the investor’s account is to be registered (or, in the case of subsequent investments, the investor’s account number); (iv) the signature of each person in whose name such account is (or is to be) registered; and (v) payment in full of the purchase amount. Purchases of Fund shares may be made through certain financial intermediaries authorized to receive purchase requests in accordance with the standards described above. If shares are purchased through a financial intermediary, the financial intermediary may charge a fee, and higher investment minimums may apply.

An initial investment may be made by wire by calling 1-855-298-4236 to inform the Fund that funds will be wired. An investor should ensure that the investor’s bank receives the Fund account number as part of the wiring instructions. For more details on wiring instructions, please visit www.centrefunds.com or call 1-855-298-4236. Please note that most banks charge fees when sending wires.

The Trust has established an Anti-Money Laundering Compliance Program (“AML Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act ("USA PATRIOT Act"). To ensure compliance with this law, the AML Program provides for, among other things, the development of internal practices, procedures and controls and designation of an anti-money laundering compliance officer. The Trust's chief compliance officer serves as its Anti-Money Laundering Compliance Officer. In compliance with the USA PATRIOT Act, the transfer agent will verify certain information on an Account Application as part of the AML Program. As requested on the Account Application, investors must supply a full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors should contact Shareholder Services at 1-855-298-4236 for additional assistance when completing an Account Application.

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To open an account, a Fund or an investor’s financial intermediary is required to obtain certain information from the investor for identification purposes. Ownership/control information for a legal entity may include the name, date of birth, physical address, and identification number (generally a social security or taxpayer identification number) of the entity’s owners/controlling persons. If a Fund or any of its agents does not have a reasonable belief of the identity of an investor, the account will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. Each Fund reserves the right to reject any Account Application for any reason and to close an account within five (5) Business Days of a request for more information about an investor if clarifying information/documentation is not received.

A Fund investor may add to an account with the Fund by sending a check for the additional investment payable to the Fund to the Fund’s transfer agent at: Centre Funds, P.O. Box 295, Denver, CO 80201. A brief letter providing the name on the account and the account number should be included with the check. The account number should be written on the check. Subsequent purchases may also be made online after online account access has been established. To establish access, an investor will need to obtain the investor’s Fund account number and Social Security Number, and then visit www.centrefunds.com. After selecting “Account Login,” investors will be able to create a new login ID and password.

Investors may establish an automatic investment plan when an account is opened. This may be done by completing the automatic investment plan section of the Account Application. An investor may also establish an automatic investment plan by completing an Account Options Form or by visiting www.centrefunds.com.

Each Fund reserves the right to reject, in its sole discretion, any purchase order for any reason. In addition, each Fund reserves the right to cease offering its shares or a class thereof at any time and for any reason.

4.       Redemption Procedures

Full and fractional shares of each Fund for cash at the next determined NAV after receipt of a completed redemption request in Good Form. A redemption order is considered to be in “Good Form” if the request includes: (i) the name and class of the fund from which an investor wishes to redeem; (ii) the dollar amount or number of shares the investor wishes to redeem; (iii) the investor’s account number; (iv) the investor’s address; and (v) the signature of an authorized signer (and signature guarantee if applicable). The Fund’s transfer agent may require that a shareholder provide additional documentation or information. Shareholders redeeming from a retirement account must complete the appropriate distribution form and may be required to provide employer authorization. Redemption requests received by the Fund’s transfer agent or appropriate financial intermediary of the Fund before the close of the NYSE on any Business Day will be effected at the NAV per share of the Fund determined on that day. Redemption requests received by the Fund’s transfer agent or appropriate financial intermediary of the Fund after the close of the NYSE on any Business Day will be effected at the NAV per share of the Fund determined on the next Business Day.

Shares may be redeemed:

•	By mail: To redeem shares by mail, a shareholder should give instructions that specify the name of the Fund and number of shares or the dollar amount to be redeemed to: Centre Funds, P.O. Box 295, Denver, CO 80201. Instructions must be signed by all registered owners exactly as the account is registered.
•	By telephone. If the value of a Fund’s shares for which a redemption request is submitted is under $50,000, the redeeming shareholder may call the Fund’s transfer agent to redeem the shares over the telephone or to acquire instructions on how to redeem the shares via facsimile. No Fund will be liable for following telephone instructions reasonably believed to be genuine. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

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•	Online. Before a shareholder can sell shares or redeem an investment online, the shareholder must first establish online account access. In order to establish access, a shareholder will need to obtain the shareholder’s Fund account number and Social Security Number, and then visit www.centrefunds.com. After selecting “Account Login,” the shareholder will be able to create a new login ID and password.
•	Through financial intermediaries. Redemptions may be made through certain financial intermediaries that are authorized by the Fund to receive redemption requests in accordance with the standards described above.

Signature guarantees may be required to help protect against fraud for certain types of transfer requests or account registration changes. In addition, signature guarantees may also be required for redemptions of shares valued, in the aggregate, at $50,000 or more and for any redemption request in which redemption proceeds are to be mailed to an address other than the address of record. Acceptable signature guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization or institution that qualifies as an “eligible guarantor institution” (as defined by the SEC). Notary public signatures are not an acceptable replacement for a signature guarantee. In addition, signatures may be guaranteed by a medallion stamp of the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the NYSE Medallion Signature Program. Shareholders should contact Shareholder Services at 1-855-298-4236 with any questions about obtaining a signature guarantee.

For each Fund, the redemption price is the NAV per share next determined after a redemption request is received in Good Form, less any applicable redemption fees. Redemption proceeds normally will be sent within seven (7) days. However, if a shareholder recently purchased Fund shares by check, redemption proceeds will not be sent to the shareholder until the original check clears, which may take up to seven (7) days. Redemption proceeds can be sent by check to the shareholder’s address of record or by wire transfer to a bank account designated on the Account Application. A shareholder’s bank may charge the shareholder a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a signature guarantee.

Each Fund reserves the right to satisfy any redemption request by making payment in securities held in the Fund’s portfolio. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s NAV per share. Shareholders receiving portfolio securities may incur brokerage costs when the securities are sold and their value may have increased or decreased prior to completion of the transaction.

The Funds typically expect to use holdings of cash or cash equivalents to meet redemption requests. At times, such as in stressed market conditions, a Fund may meet redemption requests by selling portfolio assets. Although redemption proceeds will normally be paid as described above, under unusual circumstances, redemption requests or payments may be postponed or suspended as permitted under Section 22(e) of the 1940 Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the NYSE is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC, by order, permits the suspension of the right of redemption.

Each Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments when shareholder payment instructions are followed. Authorized financial intermediaries are responsible for the timely transmittal of redemption requests by their customers to the Fund’s transfer agent. In order to facilitate the timely transmittal of redemption requests, these authorized financial intermediaries may set times by which they must receive redemption requests. These authorized financial intermediaries may also require additional documentation from a shareholder, and may charge a fee for redeeming shares through the financial intermediary.

Each Fund reserves the right to redeem shares in any shareholder account with a Fund share balance of less than $5,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30 days’ prior written notice. If the Fund share balance is increased by the shareholder to at least $5,000 during the notice period, shares in the account will not be redeemed. Redemptions from retirement accounts may be subject to federal income tax. Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.

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5.       Buying or Selling Shares through a Financial Intermediary

Shares of each Fund may be purchased through an authorized financial intermediary (such as a financial planner, adviser or a broker-dealer). To buy or sell shares at the NAV of any given day, the financial intermediary must receive the purchase or sell order before the close of trading on the NYSE that day. A Fund will be deemed to have received an order that is in Good Form when the order is received by an authorized financial intermediary on a Business Day, and the order will be priced at the Fund’s NAV per share next determined after such receipt.

The financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation, and money to the Fund on time. The financial intermediary may charge additional transaction fees for its services.

Certain financial intermediaries have agreements with a Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send a shareholder payment to the Fund by the time the Fund prices its shares on the following Business Day. The Funds are not responsible for ensuring that a financial intermediary carries out its obligations. Shareholders should look to the financial intermediary through whom they wish to invest for specific instructions on how to purchase or redeem shares of any of the Funds.

6.       Additional Information

Same Day Transactions. Purchases and redemptions of shares of a Fund by the same shareholder on the same day will be netted for the Fund.

Verification of Shareholder Transaction Statements. Shareholders must contact their Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny a shareholder’s ability to refute a transaction if it does not hear from the shareholder within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire. Each Fund reserves the right to cancel a purchase request if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date.

Insufficient Funds. A Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase.

Subscriptions in Kind. Each Fund may, from time to time, accept subscriptions for shares against contribution in-kind of securities or other assets that are eligible to be held by the Fund pursuant to its investment policy and restrictions.

7.       Frequent Trading

Frequent purchases and redemptions (“Frequent Trading”) of a Fund’s shares may present a number of risks to other shareholders of that Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Adviser of a Fund’s portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for a Fund’s portfolio securities, as well as overall adverse market, economic, political, or other conditions that may affect the sale price of portfolio securities, a Fund could face losses as a result of having to sell portfolio securities prematurely to meet redemptions. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of a Fund.

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The Trustees have adopted for the Trust, and with respect to the Funds, a Frequent Trading policy that is intended to discourage such activity by shareholders of the Funds. The Trust, through the Funds’ transfer agent, monitors shareholder trading activity to help ensure compliance with the Trust’s policies. Each Fund reserves the right to refuse any purchase order, and/or restrict or terminate purchase privileges if the Fund determines that a shareholder has engaged in more than one round-trip transaction in a Fund within a 30-day rolling period.

The Adviser intends to apply this policy uniformly. However, a Fund may be unable to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading, or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through omnibus accounts or accounts opened through third-party financial intermediaries, such as broker-dealers and banks (“Intermediary Accounts”). Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange Fund shares without the identity of the particular shareholders being known to the Trust. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange Fund shares without the identity of the underlying shareholder being known to the Trust. Accordingly, the ability of a Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that a Fund could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. In addition, the policy will not apply if it is determined that a purchase and redemption pattern does not constitute Frequent Trading activity, such as inadvertent errors that result in frequent purchases and redemptions. Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where an investor unintentionally or mistakenly invests in a Fund and redeems immediately after recognizing the error). The investor shall have the burden of proving to the sole satisfaction of the Trust that a frequent purchase and redemption pattern was a result of an inadvertent error. In such a case, the Trust may choose to accept further purchase and/or exchange orders from such investor account.

For any shareholder selling or exchanging shares of the Infrastructure Fund after holding such shares for 90 days or less, a redemption fee of 2.00% may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the Infrastructure Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.

8.       Exchange Privileges

Shareholders that have held all or part of their shares in a Fund for at least seven days may exchange those shares for shares of another series of the Trust (each such series, a “fund”) of the same class. Existing shareholders of a fund, including each of the Tax Exempt Fund and the Infrastructure Fund, may exchange into a new account by copying the shareholders’ existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical. Any new account established through an exchange will be subject to all minimum requirements applicable to the shares acquired described in the preceding subsection of this Proxy Statement/Prospectus entitled “Minimum Investment Amounts.” Before effecting an exchange for shares of another fund, shareholders should read the prospectus for that fund.

Any exchange of shares will be made on the basis of their respective NAVs at the time of the exchange. Before making any exchange, be sure to review the fund’s prospectus closely and consider the differences between the funds. Since an exchange is the redemption of shares from one fund followed by the purchase of shares in another fund, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless an account is tax deferred).

Exchanges will be effected at the NAV per share of the fund in which shares are held and of the other fund into which shares will be exchanged next determined after receipt of a request in Good Form. Exchange requests received by the funds’ transfer agent or appropriate financial intermediary (i) before the close of the NYSE on any Business Say will be effected at the NAV per share of each fund determined on that day; or (ii) after the close of the NYSE on any Business Day will be effected at the NAV per share of each fund determined on the next Business Day.

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The Trust reserves the right to reject any exchange request or to modify or terminate exchange privileges. Notice of all such modifications or termination will be given at least 60 days prior to the effective date of such change in the exchange privilege, except for unusual instances (such as when redemptions of the exchange are suspended under Section 22(e) of the 1940 Act, when sales are temporarily stopped, or in accordance with the Trust’s policy on excessive trading). The exchange privilege may not be used for short-term or excessive trading or trading strategies harmful to the funds.

Shareholders may transfer between classes of funds if the minimum investment requirements for the class to be transferred into are met.

G.       Dividends and Distributions; Taxes

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the respective Statement of Additional Information of each Fund. Shareholders should rely on their own tax advisors for advice about the particular federal, state and local tax consequences of investment in the Funds.

1.       Dividends and Distributions

Each Fund generally expects to pay distributions from net income, if any, on a monthly basis, and distribute capital gains one time during each calendar year, usually in December. Although each of the Tax Exempt Fund and the Infrastructure Fund will not be taxed on amounts it distributes, shareholders of a Fund will generally be taxed on distributions paid by the Fund, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.

For the convenience of investors, each Fund will reinvest all income and capital gains distributions in full and fractional shares of the Fund, unless the shareholder elected to receive the distribution payments in cash.

Each Fund will distribute substantially all of its net investment income and net realized capital gains. Dividends and distributions may be subject to federal, state, local and foreign taxation, depending upon each shareholder’s tax situation, whether they are received in cash, reinvested in additional shares of the Fund, or are invested in shares of another series of the Trust. Short-term capital gains distributions are generally taxed at ordinary income tax rates. Long-term capital gains distributions are generally taxed at the rates applicable to long-term capital gains regardless of how long the shares have been owned.

The Tax Exempt Fund intends to qualify to pay “exempt-interest dividends” to its shareholders by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consists of obligations which pay interest that is exempt from federal income tax. As long as this and certain other requirements are met, dividends derived from the Tax Exempt Fund's net tax-exempt interest income will be “exempt-interest dividends” that are excluded from your gross income for federal income tax purposes. Exempt-interest dividends may, however, be subject to alternative minimum tax, as discussed below.

Exempt-interest dividends may be subject to the alternative minimum tax imposed by Section 55 of the Code (the “Alternative Minimum Tax”). The Alternative Minimum Tax generally is imposed at a rate of up to 28% in the case of non-corporate taxpayers to the extent it exceeds the taxpayer's regular tax liability. The Alternative Minimum Tax does not apply to corporate taxpayers. Exempt -interest dividends derived from certain “private activity bonds” issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax. The Tax Exempt Fund intends, when possible, to avoid investing in private activity bonds.

The percentage of distributions that constitutes “exempt-interest dividends” will be determined each year and will be applied uniformly to all dividends declared by the Tax Exempt Fund during that year. This percentage may differ from the actual percentage for any particular day.

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2.       Tax Information

A Fund will distribute substantially all of its net investment income and net realized capital gains. Dividends and distributions may be subject to federal, state, local and foreign taxation, depending upon your tax situation, whether you receive them in cash, reinvest them in additional shares of the Fund, or invest them in shares of another series of the Trust. Short-term capital gains distributions are generally taxed at ordinary income tax rates. Long-term capital gains distributions are generally taxed at the rates applicable to long-term capital gains regardless of how long you have owned your shares.

Each sale, exchange or redemption of Fund shares is generally a taxable event. For tax purposes, an exchange of shares of a Fund for shares of a different series of the Trust is generally a taxable event, but generally no gain or loss is recognized on an exchange of shares of one class of a Fund for shares of another class of a Fund.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service (the “IRS”) that they are subject to backup withholding. Backup withholding, currently set at 28%, is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a Fund shareholder’s U.S. federal income tax liability. Although a Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.

Shareholders should consult with their own tax advisers to ensure distributions and sale of Fund shares are treated appropriately on their income tax returns.

3.       Cost Basis Reporting

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” shares of the mutual funds are sold. Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

Each Fund has chosen average cost basis as its standing (default) tax lot identification method for all shareholders, which means this is the method each Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. Shareholders may choose a method other than the Funds’ standing method at the time of their purchase or upon the sale of covered shares. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption.

Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

H.       Financial Highlights

For the financial highlights for the Tax Exempt Fund, please see the Tax Exempt Fund’s prospectus dated January 29, 2018, as amended or supplemented. Financial highlights, and additional information about the Tax Exempt Fund, appears in the Fund's annual report to shareholders for the Fund's fiscal year ended September 30, 2017, and in the Fund’s semi-annual report to shareholders for the six-month period ended March 31, 2018.

Financial highlights, and additional information about the Infrastructure Fund, appears in the Fund's semi-annual report to shareholders for the period ended March 31, 2018.

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I.       Distribution Arrangements

ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the distributor, or principal underwriter, for the shares of each Fund. In this capacity, the Distributor sells shares of each Fund on a continuous basis, and although not obligated to sell any particular amount of shares, the distributor has agreed to use its best efforts to solicit orders for the sale of the Funds’ shares. Subsequent to the Reorganization, and pursuant to a Distribution Agreement with the Trust, the Distributor will continue to act in its capacity as distributor of the Infrastructure Fund’s shares.

J.       Other Service Providers

ALPS Fund Services, Inc. provides fund accounting, transfer agency and administrative services to each Fund, and MUFG Union Bank, N.A. serves as custodian to each Fund.

VIII.     VOTING INFORMATION

The Trustees are soliciting proxies from Tax Exempt Fund shareholders in connection with the Special Meeting, and to seek shareholder approval of the Plan. A majority of shares entitled to vote, represented in person or by proxy, constitute a quorum at a meeting of shareholders. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, “FOR” approval of the Plan. All shares of entitled to vote shall vote on a one-vote-per-each dollar (and fractional vote for each fractional dollar) of the net asset value of each share (including fractional) basis.

The Board has fixed the close of business on July 13, 2018 as the Record Date for the determination of shareholders of the Tax Exempt Fund entitled to notice of, and to vote at, the Special Meeting and at any adjournments thereof. Appendix E to the Proxy Statement/Prospectus lists the total number of shares outstanding as of that date entitled to vote at the Special Meeting. It also identifies holders of more than five percent of shares of the Tax Exempt Fund, and contains information about the executive officers and Trustees of the Tax Exempt Fund and their ownership of the Fund’s shares.

Shareholders of the Tax Exempt Fund who hold shares directly and not through a broker or nominee (that is, a shareholder of record) may authorize their proxies to cast their votes by completing the enclosed proxy card relating to the Special Meeting and the proposed approval of the Plan (“Proxy Card”) and returning it by mail in the enclosed postage-paid envelope. Shareholders may also authorize their proxies to cast their votes by calling, toll-free, at (800) 967-5079 or through the Internet as provided in the Proxy Card. Tax Exempt Fund shareholders holding shares of the Fund through a broker or nominee (who is the shareholder of record for those shares) should follow directions provided to the shareholder by the broker or nominee to submit voting instructions.

Instructions to be followed by a shareholder of record to submit a proxy via telephone, including use of the control number on the shareholder’s Proxy Card, are designed to verify shareholder identities, allow shareholders to give voting instructions and confirm that shareholder instructions have been recorded properly. Shareholders who authorize proxies by telephone should not return a Proxy Card.

A shareholder’s proxy will be valid indefinitely with respect to the Special Meeting or any adjournment or postponement thereof (and shall not expire after 11 months), unless the shareholder revokes the proxy. A shareholder of record of the Tax Exempt Fund may revoke that shareholder’s proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Trust at Centre Funds, 48 Wall Street, Suite 1100, New York, New York 10005, by authorizing a later-dated proxy (either by signing and mailing another Proxy Card or by telephone, as indicated above), or by personally attending and voting at the Special Meeting.

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Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an “abstention”) or represent a broker “non-vote” (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have the discretionary power to vote). An abstention or broker non-vote, if any, will be considered present for purposes of determining the existence of a quorum, and not being a vote cast will have the effect of a vote against the Plan. If a Proxy Card is executed, but no instructions are given on the Proxy Card, then the shares represented by the proxy will be treated as an affirmative vote “FOR” (in favor of) the proposal to approve the Plan. If any proposal, other than the proposal concerning the Plan (and, accordingly, Reorganization), properly comes before the Special Meeting, the shares represented by proxies will be voted on all such proposals in the discretion of the person or persons voting the proxies. The Tax Exempt Fund has not received notice of, and is not otherwise aware of, any other matter to be presented at the Special Meeting.

The Special Meeting may be adjourned with respect to the Tax Exempt Fund by the vote of a majority of the shares voted in person or by proxy, whether or not a quorum is present. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Tax Exempt Fund on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules. Any business that might have been transacted at the Special Meeting with respect to the Tax Exempt Fund may be transacted at any such adjourned session(s) at which a quorum is present.

The Tax Exempt Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation also may include facsimile, Internet or oral communications by certain employees of Centre, who will not be paid (in addition to their normal compensation) for these services. AST Fund Solutions, LLC has been retained to assist with the solicitation and to tabulate shareholder votes. The total cost of the solicitation services, including cost of printing and mailing of proxy materials and other solicitation materials, is estimated to be $6,500, and will be borne by Centre.

IX. MISCELLANEOUS INFORMATION

A.       Legal Matters

The validity of the shares offered hereby (which will be issued in the Reorganization) will be passed upon for the Infrastructure Fund by Seward & Kissel LLP.

B.       Experts

The financial statements of the Tax Exempt Fund dated as of September 30, 2017, which are incorporated by reference into the Proxy Statement/Prospectus and the Statement of Additional Information, have been included in reliance on the report of Cohen & Company, Ltd., the independent registered public accounting firm for the Tax Exempt Fund, given on its authority as an expert in auditing and accounting.

By order of the Boards of Trustees,

James A. Abate, President and Trustee
July [__], 2018	Centre Funds July [__], 2018

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Appendix A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [___] day of [_____________], 2018, by and among (i) Centre Funds, a Delaware statutory trust (the “Trust”), on behalf of Centre Active U.S. Tax Exempt Fund, a series of the Trust (the “Acquired Fund”), (ii) the Trust, on behalf of Centre Global Infrastructure Fund, a series of the Trust (the “Acquiring Fund”, and, together with the Acquired Fund, each a “Fund” and collectively, the “Funds”), and (iii) solely with respect to Section 9 hereof, Centre Asset Management, LLC (the “Adviser”), the investment adviser to each Fund. Shareholders of the Acquired Fund are referred to herein as “Investors.”

In accordance with the terms and conditions set forth in this Agreement, the parties desire that all of the assets of the Acquired Fund be transferred to the Acquiring Fund, and that the Acquiring Fund assume all liabilities, expenses, costs, charges and reserves of the Acquired Fund, whether absolute or contingent, known or unknown, accrued or unaccrued, in exchange for full and fractional shares of beneficial interest of Investor Class shares and Institutional Class shares of the Acquiring Fund (“Investor Class Shares” and “Institutional Class Shares”, respectively, and collectively, “Shares”), as set forth in this Agreement, and that these Shares be distributed immediately after the Closing (as defined herein) by the Acquired Fund to its Investors in liquidation of the Acquired Fund. This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.

WHEREAS, the Trust is registered as an investment company classified as an open-end management company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest; and

WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization, as defined below, is in the best interests of the Acquiring Fund shareholders and the Acquired Fund Investors, respectively, and is not dilutive of the interests of those shareholders;

NOW, THEREFORE, in consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, agree as follows:

1.       PLAN OF REORGANIZATION

Subject to the terms and conditions herein set forth, and on the basis of the representations and warranties contained herein, the Acquired Fund shall assign, deliver and otherwise transfer its assets as set forth in paragraph 1.1 (the “Assets”) to the Acquiring Fund and the Acquiring Fund shall assume the Liabilities of the Acquired Fund. The Acquiring Fund shall, as consideration therefor, on the Closing Date (as defined in paragraph 3.1), issue and deliver to the Acquired Fund that number of full and fractional Shares of each class of the Acquiring Fund, rounded to the third decimal place or such other decimal place as the parties may agree in writing, determined by dividing the value of the Assets, net of Liabilities, attributable to a class of the Acquired Fund by the net asset value per share of the corresponding class of the Acquiring Fund, as set forth in paragraph 2.2. Such transfer, delivery and assumption shall take place at the closing provided for in paragraph 3.1 (hereinafter sometimes referred to as the “Closing”). Immediately following the Closing, the Acquired Fund shall distribute the appropriate number of full and fractional Investor Class Shares and Institutional Class Shares, respectively, of the Acquiring Fund to the Investors of the corresponding class of the Acquired Fund in liquidation of the Acquired Fund, as provided in paragraph 1.4 hereof. The Agreement and transactions contemplated hereunder for the Acquired Fund and the Acquiring Fund are hereinafter referred to as the “Reorganization.”

A-1

1.1 (a) With respect to the Acquired Fund, the Assets of the Acquired Fund shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, instruments, claims and receivables (including dividend and interest receivables) owned by the Acquired Fund, and any prepaid expenses shown as an asset on the Acquired Fund’s books on the Closing Date.

(b)       Not less than ten (10) calendar days before the Closing Date, the Acquired Fund will provide the Acquiring Fund with a schedule of its Assets and its known liabilities, and the Acquiring Fund will provide the Acquired Fund with a copy of the current investment objective and policies applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell or otherwise dispose of any of the securities or other assets shown on the schedule of the Acquired Fund’s assets before the Closing Date, but will not, without the prior approval of the Acquiring Fund, acquire any additional securities. Not less than five (5) calendar days before the Closing Date, the Acquiring Fund will advise the Acquired Fund of any investments of the Acquired Fund shown on such schedule that the Acquiring Fund would not hold on the Closing Date, pursuant to its stated investment objective and policies or otherwise. If the Acquired Fund holds any investments that the Acquiring Fund would not hold on the Closing Date under its stated investment objective or policies or otherwise, the Acquired Fund, if requested by the Acquiring Fund, will dispose of those securities prior to the Closing Date to the extent practicable. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations to which the Acquiring Fund is or will be subject with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

1.2       The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund will assume all of the Liabilities of the Acquired Fund. If prior to the Closing Date either party identifies a liability, expense, cost, charge or reserve of the Acquired Fund, whether absolute or contingent, known or unknown, accrued or unaccrued (each a “Liability” and collectively the “Liabilities”), that the parties mutually agree should not be assumed by the Acquiring Fund, such Liability shall be excluded from the definition of Liabilities hereunder and shall be listed on a Schedule of Excluded Liabilities to be signed by the parties at the Closing (the “Excluded Liabilities”). The Acquiring Fund shall not assume any Liability for any obligation of the Acquired Fund to file reports with the Securities and Exchange Commission (“SEC”), Internal Revenue Service or other regulatory or tax authority covering any reporting period ending prior to or at the Closing Date with respect to the Acquired Fund.

1.3       Immediately following the Closing, the Acquired Fund shall distribute pro rata to Investors of each class of its shares corresponding Investor Class Shares or Institutional Class Shares, respectively, of the Acquiring Fund. That distribution will be accomplished by an instruction, signed by an appropriate officer of the Trust, to transfer Investor Class Shares and Institutional Class Shares of the Acquiring Fund then credited to the Acquired Fund’s account on the books of the Acquiring Fund to open accounts on the books of the Acquiring Fund established and maintained by the Acquiring Fund’s transfer agent in the names of record of the Acquired Fund’s Investors and representing the full and fractional number of Investor Class Shares and Institutional Class Shares of the Acquiring Fund due each Investor of the Acquired Fund. All issued and outstanding shares of each class of the Acquired Fund will be cancelled simultaneously therewith on the Acquired Fund’s books, and any outstanding share certificates representing interests in the Acquired Fund will represent only the right to receive such number of Investor Class Shares or Institutional Class Shares of the Acquiring Fund after the Closing as determined hereunder.

1.4       Following the transfer of assets by the Acquired Fund to the Acquiring Fund, the assumption of the Liabilities (other than the Excluded Liabilities, if any) by the Acquiring Fund, and the distribution by the Acquired Fund of the Investor Class Shares and Institutional Class Shares of the Acquiring Fund received by it pursuant to paragraph 1.3, the Acquired Fund shall be terminated. Any reporting or other responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the date on which, the Acquired Fund is terminated, subject to any reporting or other obligations described in paragraph 4.8.

A-2

2.       VALUATION

2.1       The value of the Assets of the Acquired Fund shall be the value of those assets computed as of the time at which net asset value is calculated pursuant to the valuation procedures set forth in the Acquiring Fund’s then-current Prospectus and Statement of Additional Information on the business day immediately preceding the Closing Date, or at such time on such earlier or later date as may mutually be agreed upon in writing among the parties hereto (such time and date being herein called the “Valuation Date”). As of the close of business on the Valuation Date, the movement of records and materials of the Acquired Fund, and conversion thereof, to the fund accounting and administrative services agent of the Acquiring Fund shall commence for completion prior to the Closing Date.

2.2       The net asset value per share of each class of the Acquiring Fund shall be the net asset value per share of such class of the Acquiring Fund computed on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current Prospectus and Statement of Additional Information.

2.3       All computations of value contemplated by this Article 2 shall be made by the Acquiring Fund’s administrator in accordance with its regular practice. The Acquiring Fund shall cause its administrator to deliver a copy of its valuation report to the Acquired Fund at the Closing.

3.       CLOSING AND CLOSING DATE

3.1       The Closing for the Reorganization shall occur on August 24, 2018 or on such other date as may be mutually agreed upon in writing by the parties hereto (each, a “Closing Date”). The Closing shall be held at the offices of Seward & Kissel LLP, One Battery Park Plaza, New York, NY 10004, or at such other location as is mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 5:00 p.m., Eastern Time on the Closing Date unless otherwise provided.

3.2       The Acquired Fund’s custodian shall deliver at the Closing evidence that: (a) the Acquired Fund Assets have been delivered in proper form to the Acquiring Fund as of the Closing Date and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, by the Acquired Fund in conjunction with the delivery of portfolio securities.

3.3       Notwithstanding anything herein to the contrary, if on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

4.       COVENANTS WITH RESPECT TO THE ACQUIRING FUND AND THE ACQUIRED FUND

4.1       The Board of Trustees of the Trust has called or will call a meeting of the Acquired Fund’s shareholders to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval of the transaction contemplated herein. The Acquired Fund shall assist the Acquiring Fund in preparing the notice of meeting, form of proxy and prospectus/proxy statement (collectively, “Proxy Materials”) to be used in connection with that shareholder meeting and the registration statement on Form N-14 to be prepared by the Trust pursuant to paragraph 4.6.

4.2       The Acquired Fund covenants that the Shares of the Acquiring Fund to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

4.3       The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of shares of the Acquired Fund.

A-3

4.4       Subject to the provisions hereof, the Acquiring Fund and the Acquired Fund will take, or cause to be taken, all actions, and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.

4.5       The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date a final statement of the total amount of the Acquired Fund’s assets and liabilities as of the Closing Date.

4.6       The Trust, on behalf of the Acquiring Fund, has prepared and filed, or will prepare and file, with the SEC a registration statement on Form N-14 under the Securities Act of 1933, as amended (the “1933 Act”), relating to the Shares of the Acquiring Fund (the “Registration Statement”). The Acquired Fund has provided or will provide the Acquiring Fund with necessary or advisable information and disclosure relating to the Acquired Fund for inclusion in the Proxy Materials, which are part of the Registration Statement, and with such other information and documents relating to the Acquired Fund as are requested by the Acquiring Fund and as are reasonably necessary or advisable for the preparation of the Registration Statement.

4.7       After the Closing, the Trust shall prepare, or shall cause its agents to prepare, any federal, state or local tax returns, including any Forms 1099, required to be filed by the Acquiring Fund, which returns shall, if required, include the activity of the Acquired Fund for the applicable period through the close of business on the Valuation Date, and shall further cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

4.8       Following the transfer of Acquired Fund Assets by the Acquired Fund to the Acquiring Fund and the assumption of the Liabilities (other than the Excluded Liabilities, if any) in exchange for Shares of the Acquiring Fund as contemplated herein, the Acquired Fund will file, or be included in a Trust filing of, any final regulatory reports, including but not limited to any Form N-SAR (or successor form) and Rule 24f-2 filings with respect to the Acquired Fund, promptly after the Closing Date and also will take all other steps as are necessary and proper to effect the dissolution of the Acquired Fund in accordance with the laws of the state of Delaware and other applicable requirements.

5.       REPRESENTATIONS AND WARRANTIES

5.1       The Trust, on behalf of the Acquiring Fund, represents and warrants as of the date hereof and as of the Closing Date as follows:

(a)       The Trust was duly created pursuant to its Declaration of Trust by its Board of Trustees for the purpose of acting as a management investment company under the 1940 Act, and is validly existing under the laws of Delaware, and the Declaration of Trust directs the Board of Trustees to oversee the affairs of Trust and grants the Trustees all powers necessary or desirable to carry out such responsibility. The Trust is registered as an investment company classified as an open-end management company, under the 1940 Act, and its registration with the SEC as an investment company is in full force and effect;

(b)       The Acquiring Fund is a legally designated, separate series of the Trust duly organized and validly existing under the laws of the State of Delaware, and, for the partial taxable year from its inception through the Closing Date, has qualified as a separate regulated investment company under the Code and has taken all necessary and required actions to maintain such status;

(c)       The Registration Statement with respect to the Acquiring Fund will conform, conforms or conformed, at all times up to and including the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and does not include or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(d)       The Trust is not in violation of, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, do not and will not (i) violate the Declaration of Trust or Bylaws of the Trust, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument or other undertaking, to which the Trust is a party or by which the Acquiring Fund’s properties or assets are bound;

A-4

(e)       Except as previously disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best knowledge of the Acquiring Fund, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

(f)       The unaudited financial statements of the Acquiring Fund as of and for the fiscal period ended March 31, 2018 (copies of which have been furnished to the Acquired Fund) fairly present, in all material respects, the Acquiring Fund’s financial condition as of such date and the results of operations for such period in accordance with generally accepted accounting principles consistently applied, and as of such date there were no liabilities of the Acquiring Fund (contingent or otherwise) known to the Acquiring Fund that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

(g)       Since the date of the most recent financial statements of the Acquiring Fund, there has been no material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, nor any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Acquired Fund, prior to the Closing Date (for the purposes of this subparagraph (g), neither a decline in the Acquiring Fund’s net asset value per share nor a decrease in the Acquiring Fund’s size due to redemptions shall be deemed to constitute a material adverse change);

(h)       To the extent applicable, the Acquiring Fund has timely filed all federal and other tax returns and reports that are required by law to have been filed by the Acquiring Fund, all such tax returns and reports were complete and accurate, all taxes owed by the Acquiring Fund have been timely paid, and to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been made with respect to any such return;

(i)       All issued and outstanding shares, including shares to be issued in connection with the Reorganization, of the Acquiring Fund will, as of the Closing Date, be duly authorized and validly issued and outstanding, fully paid and nonassessable, the shares of each class of the Acquiring Fund issued and outstanding before the Closing Date were offered and sold in compliance with the applicable registration and regulatory requirements, or exemptions therefrom, of the 1933 Act, the 1940 Act, and all applicable state securities laws, and the regulations thereunder, and the Acquiring Fund does not have outstanding any option, warrants or other rights to subscribe for or purchase any of their shares nor is there outstanding any security convertible into any of their shares;

(j)       The execution, delivery and performance of this Agreement on behalf of the Acquiring Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Fund and its Board of Trustees, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors rights, and to general equity principles; and

(k)       To the knowledge of the Acquiring Fund, no governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by the Acquiring Fund, or the performance of the Agreement by the Acquiring Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required after the Closing Date.

A-5

5.2       The Trust, on behalf of the Acquired Fund, represents and warrants as of the date hereof and as of the Closing Date as follows:

(a)       The Trust was duly created pursuant to its Declaration of Trust by its Board of Trustees for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of Delaware, and the Declaration of Trust directs the Board of Trustees to oversee the affairs of the Trust and grants them all powers necessary or desirable to carry out such responsibility. The Trust is registered as an investment company classified as an open-end management company, under the 1940 Act and its registration with the SEC as an investment company is in full force and effect;

(b)       The Acquired Fund is a legally designated, separate series of the Trust duly organized and validly existing under the laws of the State of Delaware, and, for each full and partial taxable year from its inception through the Closing Date, has qualified as a separate regulated investment company under the Code and has taken all necessary and required actions to maintain such status;

(c)       All of the issued and outstanding shares of the Acquired Fund have been offered and sold in compliance in all material respects with applicable federal and state securities laws; all issued and outstanding shares of each class of the Acquired Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, and fully paid and non-assessable, free and clear of all liens, pledges, security interests, charges or other encumbrances, and the Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, and there is no outstanding any security convertible into any of its shares;

(d)       The Trust is not in violation of, and the execution, delivery and performance of this Agreement by Trust, on behalf of the Acquired Fund, does not and will not (i) violate the Declaration of Trust or Bylaws of the Trust, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument to which the Trust is a party or by which the Acquired Fund’s properties or assets are bound;

(e)       Except as previously disclosed in writing to the Acquiring Fund, with respect to the Acquired Fund, there is no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best knowledge of the Acquired Fund, threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the financial condition or the conduct of its business. The Acquired Fund knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

(f)       The audited financial statements of the Acquired Fund as of and for the fiscal year ended September 30, 2017 and the unaudited financial statements of the Acquired Fund as of and for the fiscal period ended March 31, 2018 (copies of which have been furnished to the Acquiring Fund) fairly present, in all material respects, the Acquired Fund’s financial condition as of such date and the results of operations for each such periods in accordance with generally accepted accounting principles consistently applied, and as of each such respective date there were no liabilities of the Acquired Fund (contingent or otherwise) known to the Acquired Fund that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

(g)       Since the date of the most recent financial statements of the Acquired Fund, there has been no material adverse change to the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, nor any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness, except as otherwise disclosed in writing to and accepted by the Acquiring Fund, prior to the Closing Date (for the purposes of this subparagraph (h), neither a decline in the Acquired Fund’s net asset value per share nor a decrease in an Acquired Fund’s size due to redemptions shall be deemed to constitute a material adverse change);

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(h)       The Acquired Fund has timely filed all federal and other tax returns and reports that are required by law to have been filed by the Acquired Fund, all such tax returns and reports were complete and accurate, all taxes owed by the Acquired Fund have been timely paid, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been made with respect to any such return;

(i)       At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund Assets and full right, power and authority to assign, deliver and otherwise transfer such Acquired Fund Assets hereunder, and upon delivery and payment for such Acquired Fund Assets as contemplated herein, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof other than such restrictions as might arise under the 1933 Act;

(j)        The execution, delivery and performance of this Agreement on behalf of the Acquired Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquired Fund and its Board of Trustees, and this Agreement will constitute a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

(k)       From the effective date of the Registration Statement, through the time of the meeting of the Investors of the Acquired Fund, and on the Closing Date, the Proxy Materials (exclusive of the portions of the Acquiring Fund’s prospectus contained or incorporated by reference therein): (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and as of such dates and times, any written information furnished by the Trust, on behalf of the Acquired Fund, for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(l)       To the knowledge of the Acquired Fund, no governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the Acquired Fund, or the performance of this Agreement by the Acquired Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date; and

(m)       The Acquired Fund currently complies, and has complied since its organization, in all material respects with the requirements of, and the rules and regulations under all applicable federal and state securities laws.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED FUND

The obligations of the Acquired Fund to consummate the Reorganization shall be subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, satisfaction of the following conditions with respect to the Acquiring Fund:

6.1       All representations and warranties of the Acquiring Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2       The Acquiring Fund shall have delivered to the Acquired Fund at the Closing a certificate executed on behalf of the Acquiring Fund by the Trust’s President, Vice President, Assistant Vice President, Secretary or Assistant Secretary, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Acquired Fund shall reasonably request; and

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6.3       The Acquired Fund shall have received at the Closing an opinion of Seward & Kissel LLP, counsel to the Trust and the Acquiring Fund, in a form reasonably satisfactory to the Acquired Fund (which opinion may be subject to customary qualifications), substantially to the effect that:

(a)       the Trust is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

(b)       the Acquiring Fund is a separate portfolio of the Trust, which is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware;

(c)       this Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the Acquired Fund, is a valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles; and

(d)       the Shares of the Acquiring Fund to be issued to the Acquired Fund and then distributed to the Acquired Fund’s Investors pursuant to this Agreement are duly registered under the 1933 Act, and are duly authorized and upon such issuance will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the Reorganization shall be subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder, on or before the Closing Date and, in addition thereto, the following conditions:

7.1       All representations and warranties of the Acquired Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2       The Acquired Fund shall have delivered to the Acquiring Fund at the Closing a certificate executed on behalf of the Acquired Fund by the Trust’s President, Vice President, Assistant Vice President, Secretary or Assistant Secretary, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Fund, made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Acquiring Fund shall reasonably request;

7.3       The Acquiring Fund shall have received at the Closing an opinion of Seward & Kissel LLP, counsel to the Trust and the Acquired Fund, in a form reasonably satisfactory to the Acquiring Fund (which opinion may be subject to customary qualifications), substantially to the effect that:

(a)       The Trust is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

(b)       The Acquired Fund is a separate portfolio of the Trust, which is a Delaware statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware; and

(c)       this Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquired Fund, and, assuming due authorization, execution and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

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7.4       The transfer agent to the Acquired Fund shall have delivered to the Acquiring Fund at the Closing a certificate executed on its own behalf by an authorized officer in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the shareholder records of the Acquired Fund are complete and accurate and as to such other matters as the Acquiring Fund shall reasonably request; and

7.5       The administrator, fund accountant and custodian to the Acquired Fund shall have delivered to the Acquiring Fund at the Closing certificates executed on their behalf by authorized officers in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the books and records of the Acquired Fund covered by their contracts with the Acquired Fund are complete and accurate and as to such other matters as the Acquiring Fund shall reasonably request.

8.       FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

The obligations of the Acquiring Fund and of the Acquired Fund herein are each subject to the following further conditions, each of which is to occur on or before the Closing Date:

8.1       As to the Acquired Fund, this Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust’s Declaration of Trust and the requirements of applicable state law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund;

8.2       On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or any of the transactions contemplated herein;

8.3       All consents of other parties and all other consents, orders, approvals and permits of federal, state and local regulatory authorities (including, without limitation, those of the SEC and of state securities authorities) deemed necessary by the Acquiring Fund or by the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

8.4       The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5       On or before the Closing Date, the Acquired Fund shall declare and pay a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Date, which, together with all previous such dividends, shall have the effect of distributing to such Acquired Fund’s shareholders all of the Acquired Fund’s previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b) of the Code (computed without regard to Section 852(b)(2)(D) of the Code), (ii) the excess, if any, of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) all of the Acquired Fund’s net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

9.       EXPENSES

Except as may be otherwise provided in the Registration Statement, the Adviser shall be responsible for payment of all of the expenses incurred by the Adviser and each Fund in connection with entering into and carrying out the provisions of this Agreement whether or not the transactions contemplated hereby are consummated (“Reorganization Expenses”).

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Reorganization Expenses include, without limitation: (i) fees and expenses of the Funds’ counsel and independent registered public accounting firm incurred in connection with the Reorganization; (ii) expenses associated with preparing this Agreement and preparing and filing the Registration Statement under the 1933 Act covering the Shares of the Acquiring Fund to be issued in the Reorganization; (iii) postage; (iv) printing; (v) solicitation costs of the Reorganization; (vi) registration or qualification fees and expenses of preparing and filing such forms, if any, as are necessary under applicable state securities laws to qualify the Shares of the Acquiring Fund to be issued in connection with the Reorganization; (vii) other administrative or operational costs; (viii) fees and expenses of each Fund’s custodian and transfer agent incurred in connection with the Reorganization; and (ix) any special pricing fees associated with the valuation of each Fund’s portfolio on the Valuation Date.

Any fees and expenses incurred by the Acquired Fund in connection with its sale or purchase of portfolio securities to align its portfolio with that of the Acquiring Fund, such as brokerage commissions, will be borne by the Acquired Fund.

10.       ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1       This Agreement constitutes the entire agreement between the parties and supersedes any prior or contemporaneous understanding or arrangement with respect to the subject matter hereof.

10.2       Except as otherwise specified below, the representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall survive the consummation of the transactions contemplated herein for a two year period, except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms.

11.       TERMINATION

11.1       This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the Closing by:

(a)       the Acquired Fund if the conditions set forth in Section 6 are not satisfied as specified in such Section with respect to the Acquiring Fund;

(b)       the Acquiring Fund if the conditions set forth in Section 7 are not satisfied as specified in such Section with respect to the Acquired Fund; or

(c)       as to the Reorganization, the mutual consent of the Acquired Fund and the Acquiring Fund.

11.2       If this Agreement is terminated pursuant to and in accordance with Section 11.1, then the termination shall be without liability of any party; provided, however, that if the termination shall result from the material breach by a party of a covenant or agreement of such party contained in this Agreement, then such party responsible for the material breach shall be fully liable for any and all reasonable costs and expenses (including reasonable counsel fees and disbursements) sustained or incurred by the non-breaching party.

12.       AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the authorized officers of the Acquiring Fund; provided, however, that following the meeting of the shareholders of the Acquired Fund, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring Fund to be delivered to the Acquired Fund’s Investors under this Agreement to the detriment of the Acquired Fund Investors, or otherwise materially and adversely affecting the Acquired Fund, without the Acquired Fund obtaining the Acquired Fund Investor’s further approval, and provided, further that nothing in this Section 12 shall be construed to prohibit the Acquiring Fund and the Acquired Fund from amending this Agreement to change the Closing Date or Valuation Date by mutual agreement.

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13.       NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed to:

For the Acquired Fund or the Acquiring Fund:

Centre Funds

c/o Centre Asset Management, LLC

48 Wall Street, Suite 1100

New York, NY 10005

Tel: 212-918-4707

Attention: James Abate

With a copy to:

Seward & Kissel LLP

One Battery Park Plaza

New York, New York 10004

Tel: (212) 574-1200

Attention: Keri E. Riemer

14.       HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1       The article and paragraph headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to Articles, paragraphs, subparagraphs or Exhibits shall be construed as referring to Articles, paragraphs or subparagraphs hereof or Exhibits hereto, respectively. Whenever the terms “hereto,” “hereunder,” “herein” or “hereof” are used in this Agreement, they shall be construed as referring to this entire Agreement, rather than to any individual Article, paragraph, subparagraph or sentence.

14.2       This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3       This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws provisions.

14.4       This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5       It is expressly agreed that the obligations of each of the Acquiring Fund and the Acquired Fund shall not be binding upon any of, with respect to each Fund, the Trustees, Fund shareholders, nominees, Fund officers, agents or employees personally, but shall bind only the property of the Acquiring Fund or the Acquired Fund, as applicable, as provided in the Declaration of Trust of the Trust.

14.6       Any obligations of a Fund, and any fees and expenses of a Fund explicitly excluded from those to be borne by the Adviser pursuant to this Plan, shall be payable by, and/or the responsibility of, that Fund and no other series of the Trust.

* * *

[Signatures follow on the next page.]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized officer as of the date set forth above.

Centre Funds, on behalf of its series, Centre Global Infrastructure Fund James A. Abate President
Centre Funds, on behalf of its series, Centre Active U.S. Tax Exempt Fund James A. Abate President
Centre Asset Management, LLC James A. Abate Managing Member

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APPENDIX B

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND
INVESTMENT POLICIES

The tables below summarize the respective investment objective, principal investment strategies and fundamental policies of each of the Tax Exempt Fund and the Infrastructure Fund, and identify certain differences between them. Each of the Tax Exempt Fund and the Infrastructure Fund is a diversified series of the Trust.

Unlike non-fundamental policies, which may be changed without shareholder approval, a fundamental policy of a Fund may be changed only with the approval of a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. As provided in the 1940 Act, a vote of a majority of the outstanding voting securities of the Fund means the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy; or (ii) more than 50% of the outstanding shares of the Fund.

Investment Objective

	Tax Exempt Fund	Infrastructure Fund	Differences
Investment Objective	The Tax Exempt Fund seeks to maximize investors’ total return through capital appreciation and current income exempt from federal income tax. The Fund’s investment objective may be changed by the Board without shareholder approval.	The Infrastructure Fund seeks long-term growth of capital and current income. The Fund’s investment objective may be changed by the Board without shareholder approval.	Although both Funds seek current income, the Tax Exempt Fund focuses on current income exempt from federal income tax.
Principal Investment Strategies

	Tax Exempt Fund	Infrastructure Fund	Differences
80% Policy

Under normal circumstances, at least 80% of its net assets (including the amount of any borrowings for investment purposes) in federally tax-exempt securities of state and local governments in the United States and their political subdivisions, agencies and instrumentalities (referred to in this Proxy Statement/Prospectus as the Tax Exempt Fund 80% Policy).

These securities held by the Tax Exempt Fund pursuant to the Tax Exempt Fund 80% Policy will usually be rated within the three highest rating categories by Moody’s or S&P, but may be unrated if they are determined to be of equivalent quality by Centre.

The Tax Exempt Fund 80% Policy is a non-fundamental investment policy that may be changed by the Fund upon 60 days’ prior written notice to shareholders.

The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by U.S. and foreign (non-U.S.) infrastructure-related companies. For this purpose, an “infrastructure-related” company has (i) at least 50% of its assets (excluding cash) consisting of infrastructure assets, or (ii) 50% of its gross income or net profits attributable to, or derived (directly or indirectly) from the ownership, management, construction, development, operation, use, creation or financing of infrastructure assets (referred to in this Proxy Statement/Prospectus as the Infrastructure Fund 80% Policy). “Infrastructure assets” are the physical structures and networks that provide necessary services for society, including, but not limited to, transportation assets (e.g., railroads, toll roads, bridges, tunnels, airports, parking facilities and seaports); utility assets (e.g., electric transmission and distribution lines, power generation facilities, oil, gas and water distribution facilities and related midstream assets, communications networks and satellites, sewage treatment plants and critical internet networks) and social assets (e.g., hospitals, courts, schools, correctional facilities and subsidized housing).

The Infrastructure Fund 80% Policy is a non-fundamental investment policy that may be changed by the Fund upon 60 days’ prior written notice to shareholders.

The Tax Exempt Fund 80% Policy provides that at least 80% of the Fund’s net assets will be invested in municipal securities and other federally tax-exempt securities, the Infrastructure Fund 80% Policy provides that at least 80% of the Fund’s net assets will be invested in equity securities issued by both U.S. and non-U.S. companies. Accordingly, (i) the Tax Exempt Fund invests more in debt securities than equity securities, whereas the Infrastructure Fund invests more in equity securities than in debt securities; (ii) a significant portion of the Tax Exempt Fund’s assets are represented by various federally-tax exempt securities, whereas a significant portion of the Infrastructure Fund’s assets are represented by securities issued by infrastructure-related companies.

B-1

	Tax Exempt Fund	Infrastructure Fund	Differences
Municipal Securities	The Tax Exempt Fund’s investments in municipal securities may include general obligation bonds, revenue bonds, facility or tax and industrial revenue bonds and pre-refunded bonds. General obligation bonds are backed by the issuer’s full faith and credit and taxing power. Revenue bonds are backed by the revenues of a specific project. Facility or tax and industrial revenue bonds are backed by the credit of a private user of a facility. Pre-refunded bonds have been refinanced by their issuers and their payment is funded from securities in a designated escrow account that holds U.S. Treasury securities. From time to time, the Tax Exempt Fund’s investments may focus in a certain state, region or sector of the municipal market	Investing in municipal securities, such as general obligation bonds, revenue bonds, facility or tax and industrial revenue bonds and pre-refunded bonds, is not a disclosed principal investment strategy of the Infrastructure Fund. The Infrastructure Fund may include infrastructure-related debt securities of U.S. and non-U.S. issuers (including municipal, corporate debt obligations and asset-backed securities) up to 20% of its net assets,	Investing in municipal securities is a principal investment strategy of the Tax Exempt Fund. The Infrastructure Fund may invest in municipal securities, but investing in such assets is not currently a principal investment strategy of the Fund.
Taxable Obligations	The Tax Exempt Fund may invest in taxable obligations, and is permitted to invest up to 20% of its net assets in securities that are subject to the alternative minimum tax. To the extent that the Tax Exempt Fund invests in taxable obligations, a larger portion of its distributions will be taxable than would be the case if the Tax Exempt Fund focused more on earning income exempt from federal income tax.

The Infrastructure Fund may invest up to 20% of its net assets in taxable obligations. The securities in which the Fund may invest include infrastructure-related debt securities of U.S. and non-U.S. issuers (including municipal, corporate debt obligations and asset-backed securities).

The Infrastructure Fund’s disclosed strategy of investing in taxable obligations is limited to investments in infrastructure-related debt securities, whereas the Tax Exempt Fund’s stated strategy does not have such a limit.
Investment Companies

The Fund is structured as a limited “fund of funds,” and may invest directly in securities and in other registered open-end investment companies, primarily those managed by Centre (as referred to in this Proxy Statement/Prospectus as the Underlying Funds). The Tax Exempt Fund is not required to invest a minimum portion of its assets in any one Underlying Fund, and may invest up to 10% of its assets in a single Underlying Fund.

Currently, the Underlying Funds are the Infrastructure Fund, the American Select Equity Fund, and the Active U.S. Treasury Fund. The Infrastructure Fund is a diversified fund that will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by U.S. and foreign (non-U.S.) infrastructure-related companies. The American Select Equity Fund is a diversified fund that normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of large capitalization U.S. companies. The Active U.S. Treasury Fund invests, under normal market conditions, at least 80% of its assets in U.S. Treasury securities, including Treasury bonds, Treasury bills, Treasury notes, and TIPS.

		The Infrastructure Fund may invest in securities issued by other investment companies, but investing in such companies is not disclosed as a principal investment strategy of the Fund.	Both Funds may invest in securities issued by other investment companies, but the Tax Exempt Fund may (i) invest up to 10% of its assets in a single Underlying Fund; and (ii) hold more than 3% of an Underlying Fund’s voting securities. In contrast, the Infrastructure Fund, which is not structured as a limited “fund of funds,” may (i) invest no more than 5% of its assets in another investment company; and (ii) hold not more than 3% of such investment company’s voting securities.

B-2

	Tax Exempt Fund	Infrastructure Fund	Differences
Foreign (Non-U.S.) Securities	Investing in foreign (non-U.S.) securities is permitted, but is not a principal investment strategy of the Tax Exempt Fund.	Under normal market conditions, the Infrastructure Fund will invest at least 40% of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies organized or located in at least three non-U.S. countries. Although the Fund may invest in emerging market securities without limit, under normal market conditions, the non-U.S. companies in which the Fund currently intends to invest will be organized or located primarily in developed market countries. The Fund may also engage in transactions in foreign currencies. The Fund’s investments in securities of foreign issuers may include sponsored or unsponsored depositary receipts for such securities, such as American Depositary Receipts and Global Depositary Receipts.

The Infrastructure Fund normally invests at least 40% of its net assets in securities issued by companies organized or located in at least three non-U.S. countries. In contrast, investing in foreign securities is not a principal investment strategy of the Tax Exempt Fund.

Master Limited Partnerships	No comparable strategy disclosed.	The Infrastructure Fund may invest in energy-related infrastructure companies organized as master limited partnerships (MLPs).	While the Tax Exempt Fund does not have a disclosed strategy of investing in MLPs, the Infrastructure Fund has a disclosed policy permitting it to invest in MLPs that are infrastructure-related companies.
Common Stock	The Tax Exempt Fund may invest in common stock issued by the Underlying Funds. The Fund does not have a disclosed strategy of investing in exchange-listed equity securities.	The Fund may invest a portion of its assets in common stock issued by companies that are not infrastructure-related companies. Such investments may include exchange-listed equities from companies across various industries, sectors and market capitalizations.	The Tax Exempt Fund’s disclosed principal investment strategy for equity securities is limited to its investments in one or more Underlying Funds, the Infrastructure Fund may invest in common stock issued by a wide range of diverse companies.
Convertible Securities	No comparable strategy disclosed.	The Fund may invest in convertible securities when the attributes of a particular company’s convertible security is superior, in terms of total return (interest or dividends plus capital appreciation), to the common shares of the same company.	The Tax Exempt Fund does not have a disclosed investment strategy for investing in convertible securities, whereas the Infrastructure Fund has a disclosed strategy permitting the Fund to invest in convertible securities.

B-3

	Tax Exempt Fund	Infrastructure Fund	Differences
Cash	No comparable strategy disclosed.	Although the Infrastructure Fund intends to generally maintain a fully-invested posture and, as such, will typically hold cash to a minimum, at times, significant client inflows may temporarily increase cash positions.	The Tax Exempt Fund does not have a disclosed investment strategy relating to cash holdings, whereas the Infrastructure Fund has a disclosed strategy permitting the Fund to, at times, hold an increased cash position.
Frequent or Active Trading	No comparable strategy disclosed.	The Fund may engage in frequent or active trading depending on market conditions, resulting in a high portfolio turnover rate.	The Tax Exempt Fund does not have a disclosed investment strategy for frequent or active trading. The Infrastructure Fund’s disclosed strategy permits the Fund to engage in such trading activities.
Investment Approach

In selecting municipal securities or other federally tax-exempt securities for the Tax Exempt Fund, the Adviser considers credit risk, yield and a security’s potential for capital appreciation resulting from changes in interest rates. Centre utilizes a fundamentally-driven interest rate forecasting process designed to forecast interest rates on a monthly basis. The Adviser seeks to manage and take advantage of short-term deviations from the general trend in rates, and will review the Fund’s portfolio on a monthly basis and adjust it, as appropriate, based on Centre’s interest rate outlook. Centre will also assess the relative yields available on securities with different maturities and future changes in interest rates, and may select municipal securities with varying maturities depending on the market environment.

The Adviser may invest the Tax Exempt Fund’s assets in one or more Underlying Funds based on each Underlying Fund’s principal investment strategy and asset class. In selecting an Underlying Fund that provides exposure to equity or fixed income securities, or in considering the allocation of the Tax Exempt Fund’s assets among the Underlying Funds, the Adviser considers the Underlying Funds’ foreign and domestic investments, industry and sector exposures, market capitalization ranges, investment styles, yield, duration, and other relevant attributes. To the extent that the Tax Exempt Fund invests in one or more Underlying Funds, Centre monitors the Tax Exempt Fund’s allocations among such Underlying Funds and may modify weightings based on Centre’s view of current market, inflation and economic conditions and its overall investment approach for the Fund.

In selecting investments for the Infrastructure Fund, the Adviser utilizes a “bottom-up” fundamental stock selection process that the Adviser believes yields a more accurate picture of a company’s intrinsic value. The Adviser analyzes a variety of factors when selecting investments for the Fund, such as a company’s operations, risk profile, growth expectations and valuation of its securities. The Adviser utilizes a disciplined, Economic Value Added framework to select investments. The framework focuses on the fundamentals of wealth creation and wealth destruction similar to the way a traditional, long-term focused corporate investor looking at all aspects of the business would assess a company’s value. In the shorter-term, markets often undervalue or overvalue a company’s ability to create or destroy wealth. The framework seeks to identify and exploit these investment opportunities. The approach is designed to capture excess returns when the market price of a stock converges toward the Adviser’s target price.

In determining whether a particular asset may be a suitable investment for the Fund, the Adviser may focus on, among other attributes, the company’s ability to generate favorable returns, brand value, pricing power, measures of financial strength, profit margin changes, return on capital improvement, sustainability of revenue growth, ability to generate cash flow, management, commitment to shareholders interests, dividends or current income, market share gains, innovation and reinvestment. The Adviser integrates security selection with appropriate stock position sizing (determining the appropriate percentage of the Fund’s assets to commit to a particular investment) in order to maximize return relative to risk. The Adviser may sell or reduce the Fund’s position in a security when the facts or analysis surrounding the reason to originally invest in the security have changed, such as a change in general market conditions, or in response to redemptions of Fund shares.

In managing the Tax Exempt Fund’s investment portfolio, the Adviser focuses primarily on factors relating to credit risk and changes in interest rates and, in connection with the Tax Exempt Fund’s investments in one or more Underlying Funds, obtaining advantageous exposure for the Fund. In managing the Infrastructure Fund’s investment portfolio, the Adviser focuses primarily on factors relating to fundamental stock selection and identifying a company’s intrinsic value.
B-4

Fundamental Investment Policies

Policy	Tax Exempt Fund	Infrastructure Fund	Differences
Senior Securities	The Tax Exempt Fund may not issue senior securities, except as permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.	The Infrastructure Fund may not issue senior securities, except as permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.	No difference.
Borrowing Money	The Tax Exempt Fund may not borrow money, except to the extent permitted under the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.	The Infrastructure Fund may not borrow money, except to the extent permitted under the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.	No difference.
Underwriting Activities	The Tax Exempt Fund may not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws.	The Infrastructure Fund may not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws.	No difference.
Real Estate	The Tax Exempt Fund may not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein; (ii) purchasing or selling securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein (including, without limitation, investments in REITs, mortgage-backed securities, and privately-held real estate funds); and/or (iii) making, purchasing or selling real estate mortgage loans.	The Infrastructure Fund may not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein; (ii) purchasing or selling securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein (including, without limitation, investments in REITs, mortgage-backed securities, and privately-held real estate funds); and/or (iii) making, purchasing or selling real estate mortgage loans.	No difference.

B-5

Policy	Tax Exempt Fund	Infrastructure Fund	Differences
Commodities	The Tax Exempt Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling commodity-linked instruments, including commodity-linked notes with respect to indices or individual commodities or otherwise; and/or (ii) investing in securities or other instruments that are linked to or secured by physical commodities or related indices.	The Infrastructure Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling commodity-linked instruments, including commodity-linked notes with respect to indices or individual commodities or otherwise; and/or (ii) investing in securities or other instruments that are linked to or secured by physical commodities or related indices.	No difference.
Lending	The Tax Exempt Fund may not make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, and repurchase agreements shall not be deemed to be the making of a loan.	The Infrastructure Fund may not make loans, except through (i) any purchase of a debt obligation in accordance with its investment objective and policies; (ii) the use of any repurchase agreement, short-term commercial paper, certificates of deposit and bankers’ acceptances; (iii) the lending of portfolio securities; and (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder, or by guidance regarding, and interpretations of, or any exemptive orders under, the 1940 Act.	No material difference.
Diversification	With respect to 75% of its total assets, the Tax Exempt Fund may not: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to investments in (i) cash and cash items; (ii) securities of other registered investment companies including ETFs; and (iii) obligations of the United States Government, its agencies, or instrumentalities.	With respect to 75% of its total assets, the Infrastructure Fund may not: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to investments in (i) cash and cash items; (ii) securities of other registered investment companies including ETFs; and (iii) obligations of the United States Government, its agencies, or instrumentalities.	No difference.
Industry Concentration	The Tax Exempt Fund may not concentrate in securities of issuers in any one industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, securities of other investment companies, and municipal bonds issued by a state or other agency that purchases U.S. government securities to pledge as collateral for the bond issue).	The Infrastructure Fund may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.	The Tax Exempt Fund’s policy to not concentrate does not preclude that Fund from concentrating its investments securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, securities of other investment companies, and municipal bonds issued by a state or other agency that purchases U.S. government securities to pledge as collateral for the bond issue).
B-6

The Statement of Additional Information dated January 29, 2018 of each Fund provides the following additional information regarding its investment limitations:

•	Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although the SEC does not view certain transactions, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments as senior securities (“Permitted Senior Securities”), with appropriate earmarking or segregation of assets to cover such obligations. The Fund does not intend to incur borrowings other than bank borrowings and will adhere to the limits of the 1940 Act, including asset coverage requirements, with respect to these borrowings.

•	The 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33-1/3% of the Fund’s total assets (not including temporary borrowings not in excess of 5% of its total assets).

•	With respect to the fundamental investment restrictions above (other than those involving Permitted Senior Securities and borrowings), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).

B-7

APPENDIX C

PERFORMANCE INFORMATION

Tax Exempt Fund

Managed Municipal Fund, Inc. (the “Acquired Fund”), was reorganized into the Tax Exempt Fund (“Tax Exempt Fund”) on March 17, 2015 (the “Reorganization”). In the Reorganization, Class A shares of the Acquired Fund were exchanged for Investor Class shares of the Tax Exempt Fund and Class I shares of the Acquired Fund were exchanged for Institutional Class shares of the Tax Exempt Fund.

The information below is based on the performance of the combined Fund resulting from the Reorganization, and the performance of the Acquired Fund prior to the Reorganization on March 17, 2015 (during which time International Strategy & Investment Inc. (not Centre) managed the portfolio of the Acquired Fund). The performance of the Acquired Fund has been adjusted as necessary to reflect the respective fees of Investor Class shares and Institutional Class shares of the Tax Exempt Fund. Beginning March 18, 2015 (the date that the Adviser commenced management of the Tax Exempt Fund’s portfolio), performance information reflects the performance of the Tax Exempt Fund, and the actual fees and expenses of Investor Class shares and Institutional Class shares of the Tax Exempt Fund.

The performance information below provides some indication of the risks of investing in the Tax Exempt Fund by showing how the Tax Exempt Fund’s performance has varied over time. The bar chart and performance table assume reinvestment of dividends and distributions. The Tax Exempt Fund’s past performance (both before and after taxes) is not necessarily an indicator of how the Tax Exempt Fund will perform in the future. Updated performance information is available on the Tax Exempt Fund’s website at www.centrefunds.com or by calling 1-855-298-4236.

C-1

The following bar chart depicts changes in the Tax Exempt Fund’s performance from year to year during the periods indicated for Investor Class shares only, since the Investor Class has the longest period of annual returns. The performance of the Institutional Class shares will differ from the performance shown because the Institutional Class shares have different expenses than the Investor Class shares.

Annual Total Returns for the Last 10 Calendar Years - Investor Class shares

Annual Total Returns (Years Ended December 31) - Investor Class Shares

Best Quarter:	4th Quarter, 2008	+4.59%
Worst Quarter:	4th Quarter, 2010	-4.55%

The following performance table compares the Fund’s average annual total returns for the periods indicated to those of a broad-based securities market index. The index is not actively managed and not available for direct investment.

C-2

Average Annual Total Returns (for Periods Ended December 31, 2017)

	1 Year	5 Years	10 Years	Since Inception*
Investor Class Shares**
Return Before Taxes	2.50%	0.97%	2.63%	4.47%
Return After Taxes on Distributions*	2.31%	0.72%	2.47%	4.34%
Return After Taxes on Distributions and Sale of Tax Exempt Fund Shares*	2.35%	1.19%	2.62%	4.38%
Bloomberg Barclays U.S. Municipal Bond Index (reflects no deduction for fees, expenses or taxes)***	5.45%	3.02%	4.46%	5.77%
Bloomberg Barclays Prerefunded Municipal Bond Index (reflects no deduction for fees, expenses or taxes)***	1.37%	0.90%	2.34%	2.08%
Institutional Class Shares
Return Before Taxes	2.77%	1.10%	N/A	1.99%
Bloomberg Barclays U.S. Municipal Bond Index (reflects no deduction for fees, expenses or taxes)***	5.45%	3.02%	4.46%	3.85%
Bloomberg Barclays Prerefunded Municipal Bond Index (reflects no deduction for fees, expenses or taxes)***	1.37%	0.90%	2.34%	1.29%

*	The inception date of the Investor Class shares is February 26, 1990 and the inception date of the Institutional Class shares is October 7, 2010.
**	After tax returns are shown for the Investor Class shares only and will vary for Institutional Class shares, which have different expenses.
***	The Bloomberg Barclays U.S. Municipal Index covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. The Bloomberg Barclays Prerefunded Municipal Bond Index includes bonds that have been refinanced by their issuers, and their principal and interest are secured by Treasury obligations backed by the full faith and credit of the U.S. government. The “Since Inception” dates for the Indexes are in alignment with the respective inception dates of the Investor Class shares and the Institutional Class shares.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend upon an investor’s tax situation and may differ from those shown, and after tax returns shown are not relevant to investors who hold their Tax Exempt Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Infrastructure Fund

No performance information is available for the Infrastructure Fund because it has not yet been in operation for a full calendar year.

C-3

APPENDIX D

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the financial performance of each of the Tax Exempt Fund and the Infrastructure Fund since its inception. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains. This information, which is unaudited, is included in the combined semi-annual report to shareholders of the Tax Exempt Fund and the Infrastructure Fund, dated March 31, 2018.

Centre Active U.S. Tax Exempt Fund – Investor Class Shares

	For the Six Months Ended March 31, 2018 (Unaudited)		For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Period November 1, 2014 to September 30, 2015(a)(b)		For the Year Ended October 31, 2014	For the Year Ended October 31, 2013

NET ASSET VALUE, BEGINNING OF PERIOD	$10.09		$10.55	$10.65	$10.68		$10.57	$11.18

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.09		0.19	0.22	0.19		0.22	0.24
Net realized and unrealized gain/(loss) on investments	(0.20)		(0.31)	0.13	(0.03)		0.19	(0.56)
Total income/(loss) from investment operations	(0.11)		(0.12)	0.35	0.16		0.41	(0.32)
DISTRIBUTIONS:
Net investment income	(0.08)		(0.20)	(0.22)	(0.19)		(0.22)	(0.24)
Net realized gains on investments	(0.07)		(0.14)	(0.23)	—		(0.08)	(0.05)

Total distributions	(0.15)		(0.34)	(0.45)	(0.19)		(0.30)	(0.29)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.26)		(0.46)	(0.10)	(0.03)		0.11	(0.61)
NET ASSET VALUE, END OF PERIOD	$9.83		$10.09	$10.55	$10.65		$10.68	$10.57

Total Return(d)	(1.08%)		(1.11%)	3.29%	1.51%		3.95%	(2.90%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$19,677		$23,080	$33,913	$41,127		$61,869	$83,371
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.73	%(e)	1.92%	2.03%	1.90	%(e)	2.09%	2.20%
Operating expenses excluding reimbursement/waiver	1.47	%(e)	1.25%	1.13%	1.09	%(e)	1.16%	1.04%
Operating expenses including reimbursement/waiver	1.03	%(e)(f)	0.95%	0.95%	1.03	%(e)(g)	1.16%	1.04%
PORTFOLIO TURNOVER RATE	13	%(h)	9%	6%	32	%(h)	6%	13%

(a)	Centre Active U.S. Tax Exempt Fund ("the Fund") is the successor to Managed Municipal Fund, Inc. (the "Acquired Fund") through a reorganization, the closing date for which was March 17, 2015. The fiscal year end of the Acquired Fund was October 31st. The fiscal year end of the Centre Active U.S. Tax Exempt Fund is September 30th.
(b)	As part of the reorganization Class A shareholders of the Acquired Fund exchanged such shares for Investor Class shares of the Fund.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(e)	Annualized.
(f)	Effective January 29, 2018, the net expense limitation changed from 0.95% to 0.90%, excluding 12b-1 fees and shareholder service fees.
(g)	Effective March 17, 2015, a net expense limitation of 0.95% was implemented. Prior to this date, there was no expense cap.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

D-1

Centre Active U.S. Tax Exempt Fund – Institutional Class Shares

	For the Six Months Ended March 31, 2018 (Unaudited)		For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Period November 1, 2014 to September 30, 2015(a)(b)		For the Year Ended October 31, 2014	For the Year Ended October 31, 2013

NET ASSET VALUE, BEGINNING OF PERIOD	$10.03		$10.49	$10.59	$10.62		$10.57	$11.19
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.10		0.22	0.24	0.21		0.24	0.27
Net realized and unrealized gain/(loss) on investments	(0.19)		(0.32)	0.13	(0.03)		0.14	(0.57)
Total income/(loss) from investment operations	(0.09)		(0.10)	0.37	0.18		0.38	(0.30)
DISTRIBUTIONS:
Net investment income	(0.10)		(0.22)	(0.24)	(0.21)		(0.25)	(0.27)
Net realized gains on investments	(0.07)		(0.14)	(0.23)	(0.21)		(0.08)	(0.05)
Total distributions	(0.17)		(0.36)	(0.47)	—		(0.33)	(0.32)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.26)		(0.46)	(0.10)	(0.03)		0.05	(0.62)
NET ASSET VALUE, END OF PERIOD	$9.77		$10.03	$10.49	$10.59		$10.62	$10.57

Total Return(d)	(0.93%)		(0.86%)	3.57%	1.74%		3.64%	(2.75%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$1,408		$1,419	$7,303	$7,465		$7,969	$7,228

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.04	%(e)	2.21%	2.28%	2.18	%(e)	2.31%	2.46%
Operating expenses excluding reimbursement/waiver	1.25	%(e)	0.99%	0.94%	0.84	%(e)	0.92%	0.79%
Operating expenses including reimbursement/waiver	0.72	%(e)	0.70%	0.70%	0.77	%(e)(f)	0.92%	0.79%

PORTFOLIO TURNOVER RATE	13	%(g)	9%	6%	32	%(g)	6%	13%

(a)	Centre Active U.S. Tax Exempt Fund ("the Fund") is the successor to Managed Municipal Fund, Inc. (the "Acquired Fund") through a reorganization, the closing date for which was March 17, 2015. The fiscal year end of the Acquired Fund was October 31st. The fiscal year end of the Centre Active U.S. Tax Exempt Fund is September 30th.
(b)	As part of the reorganization Class I shareholders of the Acquired Fund exchanged such shares for Institutional Class shares of the Fund.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(e)	Annualized.
(f)	Effective March 17, 2015, a net expense limitation of 0.70% was implemented. Prior to this date, there was no expense cap.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

D-2

Centre Global Infrastructure Fund – Investor Class Shares

	For the Period January 29, 2018 (Inception) to March 31, 2018

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
LOSS FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.02
Net realized and unrealized loss on investments	(0.66)
Total loss from investment operations	(0.64)

DISTRIBUTIONS:
Net investment income	(0.01)
Total distributions	(0.01)
NET DECREASE IN NET ASSET VALUE	(0.65)
NET ASSET VALUE, END OF PERIOD	$9.35

Total Return(b)	(6.45%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$31

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.41	%(c)
Operating expenses excluding reimbursement/waiver	9.03	%(c)
Operating expenses including reimbursement/waiver	1.67	%(c)

PORTFOLIO TURNOVER RATE	1	%(d)

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

D-3

Centre Global Infrastructure Fund – Institutional Class Shares

	For the Period January 29, 2018 (Inception) to March 31, 2018

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

LOSS FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.03
Net realized and unrealized loss on investments	(0.67)
Total loss from investment operations	(0.64)

DISTRIBUTIONS:
Net investment income	(0.03)
Total distributions	(0.03)
NET DECREASE IN NET ASSET VALUE	(0.67)
NET ASSET VALUE, END OF PERIOD	$9.33

Total Return(b)	(6.40%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$2,087

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.54	%(c)
Operating expenses excluding reimbursement/waiver	8.73	%(c)
Operating expenses including reimbursement/waiver	1.18	%(c)

PORTFOLIO TURNOVER RATE	1	%(d)

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.
D-4

APPENDIX E

OWNERSHIP OF SHARES OF THE FUNDS

Tax Exempt Fund

As of July 13, 2018 the Tax Exempt Fund had the following numbers of outstanding shares of stock:

Class of Shares	Shares Outstanding
Investor Class Shares	Number of Outstanding Shares: [____________]
Institutional Class Shares	Number of Outstanding Shares: [____________]

Each share is entitled to one vote and fractional shares have proportionate voting rights.

To the knowledge of the Tax Exempt Fund’s management, as of July 13, 2018, the following entities held beneficially or of record more than 5% of the Fund’s outstanding shares:

Investor Class Shareholder Name and Address	Amount – Investor Class Shares	Percentage of Investor Class Shares
[____________]	[____________]	[___]%
[____________]	[____________]	[___]%
[____________]	[____________]	[___]%
Institutional Class Shareholder Name and Address	Amount – Institutional Class Shares	Percentage of Institutional Class Shares
[____________]	[___________]	[___]%

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Infrastructure Fund

As of July 13, 2018 the Infrastructure Fund had the following numbers of outstanding shares of stock:

Class of Shares	Shares Outstanding
Investor Class Shares	Number of Outstanding Shares: [____________]
Institutional Class Shares	Number of Outstanding Shares: [____________]

Each share is entitled to one vote and fractional shares have proportionate voting rights.

To the knowledge of the Infrastructure Fund’s management, as of July 13, the following entities held beneficially or of record more than 5% of the Fund’s outstanding shares:

Investor Class Shareholder Name and Address	Amount – Investor Class Shares	Percentage of Investor Class Shares
[____________]	[____________]	[___]%
[____________]	[____________]	[___]%

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

E-1

Centre Funds

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR PROXY VOTE TODAY!**

PROXY CARD

CENTRE ACTIVE U.S. TAX EXEMPT FUND

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at proxyonline.com using your proxy *voting number* found below
3. **PHONE** dial toll-free **(888) 227-9349** to reach an automated touchtone voting line
4. **LIVE** with a live operator when you call toll-free **(800) 967-5079** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER SAMPLE

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 22, 2018

The undersigned hereby revokes all previous proxies for his/her shares of the Centre Active U.S. Tax Exempt Fund (the "Tax Exempt Fund") and appoints James A. Abate as proxy of the undersigned with full power of substitution to vote all shares of the Tax Exempt Fund that the undersigned is entitled to vote at the Tax Exempt Fund's Special Meeting of Shareholders ("Meeting") to be held at the offices of Centre Asset Management, LLC, 48 Wall Street, Suite 1100, New York, New York 10005 on Wednesday, August 22, 2018 at 10:00 a.m., including any postponements or adjournments thereof, upon the matter set forth on the reverse side and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited on behalf of the Board of Trustees (the "Board") of the Tax Exempt Fund. The Board unanimously recommends that you vote "FOR" the proposal. The proxy will be voted as specified by the undersigned. **If no specification is made, this proxy shall be voted FOR the proposal to approve an agreement and plan of reorganization involving the reorganization of the Tax Exempt Fund with and into the Centre Global Infrastructure Fund (the "Infrastructure Fund").** If any other matters properly come before the Meeting to be voted on, the proxy holder will vote, act and consent on those matters in accordance with the views of management.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 22, 2018. The Proxy Statement/ Prospectus/ is also available at https://www.proxyonline.com/docs/CentreFundsProxy.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

CENTRE ACTIVE U.S. TAX EXEMPT FUND

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING:			
PROPOSAL			
	FOR	AGAINST	ABSTAIN
1. To approve the Agreement and Plan of Reorganization pursuant to which the Tax Exempt Fund will be reorganized into the Infrastructure Fund as described in the Proxy Statement/Prospectus.	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE TAX EXEMPT FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

July [__], 2018

_________________________________________

STATEMENT OF ADDITIONAL INFORMATION

_____________, 2018

For the Reorganization of:

Centre Active U.S. Tax Exempt Fund,
a series of Centre Funds
48 Wall Street, Suite 1100
New York, New York 10005
(212) 918-4705

INTO

Centre Global Infrastructure Fund,
a series of Centre Funds
48 Wall Street, Suite 1100
New York, New York 10005
(212) 918-4705

_________________________________________

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated July [__], 2018 relating to the Special Meeting of Shareholders of the Centre Active U.S. Tax Exempt Fund (the “Tax Exempt Fund”), a series of Centre Funds, a Delaware statutory trust (the “Trust”), to be held at the offices of Centre Asset Management, LLC, 48 Wall Street, Suite 1100, New York, New York 10005 on Wednesday, August 22, 2018 at 10:00 a.m. (the “Special Meeting”). The purpose of the Special Meeting is to seek shareholder approval of an Agreement and Plan of Reorganization under which the Tax Exempt Fund would be reorganized into Centre Global Infrastructure Fund (the “Infrastructure Fund”), another series of the Trust. The Plan provides for (i) the transfer of all of the assets and liabilities of the Tax Exempt Fund to the Infrastructure Fund in exchange for (a) Investor Class shares of the Infrastructure Fund, which will be distributed by the Tax Exempt Fund to its Investor Class shareholders, and (b) Institutional Class shares of the Infrastructure Fund, which will be distributed by the Tax Exempt Fund to its Institutional Class shareholders; and (ii) the termination of the Tax Exempt Fund.

The Proxy Statement/Prospectus and this Statement of Additional Information are available upon request, without charge, by writing to the applicable address or calling the telephone numbers listed below.

By mail:	Centre Funds 48 Wall Street, Suite 1100 New York, New York 10005

By phone:	(855) 298-4236

All of this additional information is also available in documents filed with the SEC. You may view or obtain these documents from the SEC:

In person:	at the SEC’s Public Reference Room in Washington, DC

By phone:	1-202-551-8090 (for information on the operations of the Public Reference Room only)

By mail:	Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102 (duplicating fee required)

By electronic mail:	publicinfo@sec.gov (duplicating fee required)

On the Internet:	www.sec.gov

1

TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT THE FUNDS	2
PRO FORMA FINANCIAL INFORMATION	3

ADDITIONAL INFORMATION ABOUT THE FUNDS

This Statement of Additional Information, which supplements and is related to the Proxy Statement/Prospectus, is accompanied by and incorporates by reference each of the following documents (or portions thereof) as they may be amended or supplemented from time to time:

• Statement of Additional Information of the Infrastructure Fund (Filed on January 29, 2018; Accession No. 0001398344-18-001098); and

• Statement of Additional Information of the Tax Exempt Fund (Filed on January 29, 2018; Accession No. 0001398344-18-001098).

2

PRO FORMA FINANCIAL INFORMATION

This Statement of Additional Information is accompanied by the documents referenced below, which contain historical financial information regarding each Fund and are incorporated herein by reference.

•	Audited Financial Statements of the Tax Exempt Fund, as of September 30, 2017, included in the Tax Exempt Fund’s Annual Report to Shareholders, as of that same date (Filed on December 11, 2017; Accession 0001398344-17-015757);
•	Unaudited Financial Statements of the Tax Exempt Fund, as of March 31, 2018, included in the Tax Exempt Fund’s Semi-Annual Report to Shareholders, as of that same date (Filed on June 6, 2018; Accession 0001398344-18-008627);
•	Unaudited Financial Statements of the Infrastructure Fund, as of March 31, 2018, included in the Infrastructure Fund’s Semi-Annual Report to Shareholders, as of that same date (Filed on June 6, 2018; Accession 0001398344-18-006827).

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed Reorganization.

The unaudited Pro Forma Combined Schedule of Investments and Combined Statement of Assets and Liabilities reflect the financial position of each of the Tax Exempt Fund and the Infrastructure Fund at March 31, 2018, and assumes that the Reorganization occurred on that date. The unaudited Pro Forma Combined Statement of Operations reflects the results of operations of the Funds for the twelve-month period ended at March 31, 2018 and assumes that the Reorganization occurred at the beginning of the period.

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. The closing of the Reorganization is contingent upon certain conditions being satisfied or waived, including that shareholders of the Tax Exempt Fund approve the Plan providing for the Reorganization.

These pro forma numbers have been estimated in good faith based on information regarding the Funds. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Funds, which are included in their respective shareholder reports.

3

Combined Pro Forma Schedule of Investments as of March 31, 2018 (unaudited)
Centre Active U.S. Tax Exempt Fund
Centre Global Infrastructure Fund
Centre Global Infrastructure Fund Pro Forma Combined

	Centre Active U.S. Tax Exempt Fund		Centre Global Infrastructure Fund		Pro-Forma Adjustments		Centre Global Infrastructure Fund - Pro-forma Combined
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
COMMON STOCKS (8.45%)
ASIA (1.46%)
Australia (0.23%)
Health Care Providers & Services (0.04%)
Ramsay Health Care, Ltd.	-	-	200	$9,573			200	$9,573
Transportation Infrastructure (0.19%)
Sydney Airport	-	-	1,900	9,792			1,900	9,792
Transurban Group	-	-	3,800	33,330			3,800	33,330
		-		43,122				43,122
Total Australia		-		52,695				52,695
China (0.44%)
Health Care Providers & Services (0.16%)
Sinopharm Group Co., Ltd., Class H	-	-	7,200	36,054			7,200	36,054
Internet Software & Services (0.13%)
Tencent Holdings, Ltd.	-	-	600	31,314			600	31,314
Oil, Gas & Consumable Fuels (0.15%)
China Petroleum & Chemical Corp., Class H	-	-	38,500	33,800			38,500	33,800
Total China		-		101,168				101,168
Hong Kong (0.13%)
Wireless Telecommunication Services (0.13%)
China Mobile, Ltd.	-	-	3,200	29,337			3,200	29,337
Total Hong Kong		-		29,337				29,337
Japan (0.47%)
Diversified Telecommunication Services (0.08%)
Nippon Telegraph & Telephone Corp.	-	-	400	18,428			400	18,428
Wireless Telecommunication Services (0.39%)
KDDI Corp.	-	-	1,200	30,512			1,200	30,512
NTT DOCOMO, Inc.	-	-	900	22,748			900	22,748
SoftBank Corp.	-	-	500	36,681			500	36,681
		-		89,941				89,941
Total Japan		-		108,369				108,369
Singapore (0.19%)
Diversified Telecommunication Services (0.05%)
Singapore Telecommunications, Ltd.	-	-	5,300	13,622			5,300	13,622
Trading Companies & Distributors (0.14%)
BOC Aviation, Ltd. (a) (b)	-	-	5,400	32,098			5,400	32,098
Total Singapore		-		45,720				45,720
TOTAL ASIA
(Cost $340,336)		-		337,289				337,289
4

	Centre Active U.S. Tax Exempt Fund		Centre Global Infrastructure Fund		Pro-Forma Adjustments		Centre Global Infrastructure Fund - Pro-forma Combined
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
EUROPE (1.88%)
France (0.21%)
Diversified Telecommunication Services (0.10%)
Orange SA	-	-	1,300	22,050			1,300	22,050
Multi-Utilities (0.06%)
Engie SA	-	-	1,000	16,679			1,000	16,679
Transportation Infrastructure (0.05%)
Getlink SE	-	-	800	11,419			800	11,419
Total France		-		50,148				50,148
Germany (0.22%)
Diversified Telecommunication Services (0.16%)
Deutsche Telekom AG	-	-	2,200	35,868			2,200	35,868
Multi-Utilities (0.06%)
E.ON SE	-	-	1,300	14,428			1,300	14,428
Total Germany		-		50,296				50,296
Great Britain (0.38%)
Diversified Telecommunication Services (0.08%)
BT Group Plc	-	-	5,500	17,555			5,500	17,555
Multi-Utilities (0.10%)
National Grid Plc	-	-	2,000	22,510			2,000	22,510
Wireless Telecommunication Services (0.20%)
Vodafone Group Plc	-	-	17,300	47,141			17,300	47,141
Total Great Britain		-		87,206				87,206
Italy (0.42%)
Aerospace & Defense (0.11%)
Leonardo SpA	-	-	2,300	26,540			2,300	26,540
Electric Utilities (0.12%)
Enel SpA	-	-	4,700	28,742			4,700	28,742
Oil, Gas & Consumable Fuels (0.08%)
Snam SpA	-	-	3,900	17,914			3,900	17,914
Transportation Infrastructure (0.11%)
Atlantia SpA	-	-	800	24,757			800	24,757
Total Italy		-		97,953				97,953
Norway (0.05%)
Diversified Telecommunication Services (0.05%)
Telenor ASA	-	-	500	11,290			500	11,290
Total Norway		-		11,290				11,290
Spain (0.48%)
Diversified Telecommunication Services (0.12%)
Telefonica SA	-	-	2,900	28,646			2,900	28,646
Electric Utilities (0.11%)
Iberdrola SA	-	-	3,400	24,984			3,400	24,984
Oil, Gas & Consumable Fuels (0.05%)
Enagas SA	-	-	400	10,941			400	10,941
Transportation Infrastructure (0.20%)
Abertis Infraestructuras SA	-	-	1,200	26,903			1,200	26,903
Aena SME SA(a) (b)	-	-	100	20,136			100	20,136
		-		47,039				47,039
Total Spain		-		111,610				111,610
Switzerland (0.12%)
Energy Equipment & Services (0.12%)
Transocean, Ltd. (c)	-	-	2,900	28,710			2,900	28,710
Total Switzerland		-		28,710				28,710
TOTAL EUROPE
(Cost $470,148)		-		437,213				437,213

5

	Centre Active U.S. Tax Exempt Fund		Centre Global Infrastructure Fund		Pro-Forma Adjustments		Centre Global Infrastructure Fund - Pro-forma Combined
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
NORTH AMERICA (5.11%)
Canada (0.86%)
Oil, Gas & Consumable Fuels (0.82%)
Enbridge, Inc.	-	-	2,900	91,208			2,900	91,208
Inter Pipeline, Ltd.	-	-	600	10,413			600	10,413
Pembina Pipeline Corp.	-	-	900	28,083			900	28,083
TransCanada Corp.	-	-	1,500	62,033			1,500	62,033
		-		191,737				191,737
Wireless Telecommunication Services (0.04%)
Rogers Communications, Inc., Class B	-	-	200	8,932			200	8,932
Total Canada		-		200,669				200,669
United States (4.25%)
Construction & Engineering (0.12%)
Fluor Corp.	-	-	500	28,610			500	28,610
Diversified Telecommunication Services (1.22%)
AT&T, Inc.	-	-	4,000	142,600			4,000	142,600
CenturyLink, Inc.	-	-	600	9,858			600	9,858
Verizon Communications, Inc.	-	-	2,700	129,114			2,700	129,114
		-		281,572				281,572
Electric Utilities (0.92%)
American Electric Power Co., Inc.	-	-	300	20,577			300	20,577
Duke Energy Corp.	-	-	400	30,988			400	30,988
Edison International	-	-	200	12,732			200	12,732
Eversource Energy	-	-	200	11,784			200	11,784
Exelon Corp.	-	-	600	23,406			600	23,406
NextEra Energy, Inc.	-	-	300	48,999			300	48,999
PG&E Corp.	-	-	300	13,179			300	13,179
PPL Corp.	-	-	400	11,316			400	11,316
The Southern Co.	-	-	600	26,796			600	26,796
Xcel Energy, Inc.	-	-	300	13,644			300	13,644
		-		213,421				213,421
Energy Equipment & Services (0.14%)
Halliburton Co.	-	-	700	32,858			700	32,858
Health Care Providers & Services (0.31%)
HCA Healthcare, Inc.	-	-	500	48,500			500	48,500
Universal Health Services, Inc., Class B	-	-	200	23,682			200	23,682
		-		72,182				72,182
Industrial Conglomerates (0.12%)
General Electric Co.	-	-	2,000	26,960			2,000	26,960
Multi-Utilities (0.40%)
Consolidated Edison, Inc.	-	-	200	15,588			200	15,588
Dominion Energy, Inc.	-	-	400	26,972			400	26,972
DTE Energy Co.	-	-	100	10,440			100	10,440
Public Service Enterprise Group, Inc.	-	-	300	15,072			300	15,072
Sempra Energy	-	-	100	11,122			100	11,122
WEC Energy Group, Inc.	-	-	200	12,540			200	12,540
		-		91,734				91,734
Oil, Gas & Consumable Fuels (0.69%)
Cheniere Energy, Inc. (c)	-	-	300	16,035			300	16,035
Kinder Morgan, Inc.	-	-	3,500	52,710			3,500	52,710
ONEOK, Inc.	-	-	700	39,844			700	39,844
Targa Resources Corp.	-	-	400	17,600			400	17,600
The Williams Cos., Inc.	-	-	1,400	34,804			1,400	34,804
		-		160,993				160,993
Semiconductors & Semiconductor Equipment (0.12%)
QUALCOMM, Inc.	-	-	500	27,705			500	27,705
Technology Hardware, Storage & Peripherals (0.16%)
Western Digital Corp.	-	-	400	36,908			400	36,908
Wireless Telecommunication Services (0.05%)
T-Mobile US, Inc. (c)	-	-	200	12,208			200	12,208
Total United States		-		985,151				985,151
TOTAL NORTH AMERICA
(Cost $1,281,239)		-		1,185,820				1,185,820
TOTAL COMMON STOCKS
(Cost $2,091,723)		-		1,960,322				1,960,322
OPEN-END FUNDS (8.59%)
Centre Global Infrastructure Fund, Institutional Class (d)	213,588	1,992,775	-	-	(213,588)	(1,992,775)	-	-
TOTAL OPEN-END FUNDS
(Cost $2,132,413)		1,992,775		-		(1,992,775)		-

6

	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value
MUNICIPAL BOND (77.01%)
Arizona State, Water Infrastructure Finance Authority
10/1/2021, 5.000% (e)	$500,000	$524,775	-	-			$500,000	$524,775
Arlington County, VA
8/15/2024, 4.000%	900,000	998,559	-	-			900,000	998,559
City of Arlington, TX
8/15/2025, 5.000%	850,000	993,386	-	-			850,000	993,386
Baltimore County, MD
8/1/2022, 4.000%	500,000	524,725	-	-			500,000	524,725
City of Columbus, OH
7/1/2029, 4.000%	500,000	538,675	-	-			500,000	538,675
Dallas Independent School District, TX
2/15/2019, 5.000%	500,000	514,650	-	-			500,000	514,650
State of Georgia,
7/1/2028, 5.000%	700,000	848,771	-	-			700,000	848,771
Gwinnett County, GA, Water & Sewerage Authority
8/1/2028, 4.000%	500,000	511,700	-	-			500,000	511,700
King County, WA
12/1/2029, 5.000%	650,000	761,651	-	-			650,000	761,651
Montgomery County, MD
11/1/2027, 5.000%	750,000	868,485	-	-			750,000	868,485
New York State, Environmental Facilities Corp.
11/15/2033, 5.000%	900,000	1,024,128	-	-			900,000	1,024,128
City of Norfolk, VA
10/1/2027, 5.000%(e)	635,000	694,169	-	-			635,000	694,169
North Carolina State
6/1/2026, 5.000%	750,000	894,945	-	-			750,000	894,945
State of Ohio
6/15/2035, 5.000%	900,000	992,925	-	-			900,000	992,925
Oregon State, Lottery Revenue
4/1/2021, 5.000%(e)	500,000	516,905	-	-			500,000	516,905
City of Richardson, TX
2/15/2033, 3.125%	235,000	231,008	-	-			235,000	231,008
2/15/2035, 3.250%	660,000	651,532	-	-			660,000	651,532
City of Rochester, NH
2/15/2034, 3.250%	400,000	399,004	-	-			400,000	399,004
City of San Antonio, TX
2/1/2024, 5.000%	750,000	863,363	-	-			750,000	863,363
City of Seattle, WA
11/1/2025, 5.000%	500,000	594,145	-	-			500,000	594,145
County of Sullivan, TN
5/1/2045, 4.000%	500,000	519,230					500,000	519,230
State of Texas
8/1/2024, 5.000%	765,000	888,899	-	-			765,000	888,899
Utah State
7/1/2023, 5.000%(e)	900,000	990,342	-	-			900,000	990,342
Wake County, NC
5/1/2029, 3.000%	500,000	503,515	-	-			500,000	503,515
Washington, MD, Suburban Sanitation District, Public Improvements
6/1/2026, 3.000%	1,000,000	1,019,620	-	-			1,000,000	1,019,620
TOTAL MUNICIPAL BOND
(Cost $17,901,326)		17,869,107		-				17,869,107

7

	7-Day Yield	Shares	Value	7-Day Yield	Shares	Value	Shares	Value	Shares	Value
SHORT TERM INVESTMENTS (1.72%)
Money Market Fund (1.72%)
Dreyfus Treasury Prime Cash Management, Institutional Class	1.45400%	305,619	305,619	1.45400%	92,338	92,338			397,957	397,957
			305,619			92,338				397,957
TOTAL SHORT TERM INVESTMENTS
(Cost $397,957)			305,619			92,338				397,957
TOTAL INVESTMENTS (95.77%)
(Cost $22,523,419)			$20,167,501			$2,052,660		(1,992,775)		$20,227,386
Other Assets In Excess Of Liabilities (4.23%)			917,152			65,020				982,172(f)
NET ASSETS (100.00%)			$21,084,653			$2,117,680		(1,992,775)		$21,209,558

(a) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of March 31, 2018, these securities had a total aggregate market value of $52,234.

(b) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At period end, the aggregate market value of those securities was $52,234, representing 0.25% of the pro forma net assets.

(c) Non-income producing security.

(d) Affiliated company.

(e) Prerefunded Issues are bonds which are prerefunded and collateralized by U.S. Treasury securities held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(f) Includes cash which is being held as collateral for futures contracts.

8

Combined Fair Value Measurements as of March 31, 2018

(Unaudited)

Centre Active U.S. Tax Exempt Fund

Centre Global Infrastructure Fund

Centre Global Infrastructure Fund Pro Forma Combined

The Funds normally use third-party pricing services to obtain market quotations for their portfolio investments. Securities and other assets for which representative market quotations are not readily available or which cannot be accurately valued using the Trust’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior

The inputs used in determining the fair value of each Fund’s investments are summarized into three levels, as described in the following hierarchy:

Level 1 - Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date.

Level 2 - Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly).

Level 3 - Significant unobservable prices or inputs (including the oversight of the Board and Adviser in determining the fair value of investments) where there is little or no market activity for the asset or liability at measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s investments in the fair value hierarchy as of March 31, 2018:

	Centre Active U.S. Tax Exempt Fund			Centre Global Infrastructure Fund			Pro Forma Adjustments			Centre Global Infrastructure Fund Pro Forma Combined
Investments in Securities at Value	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$—	$—	$1,960,322	$—	$—	$—	$—	$—	$1,960,322	$—	$—	$1,960,322
Open-End Funds	1,992,775	—	—	—	—	—	(1,992,775)	—	—	—	—	—	—
Municipal Bonds	—	17,869,107	—	—	—	—	—	—	—	—	17,869,107	—	17,869,107
Short Term Investments	305,619	—	—	92,338	—	—	—	—	—	397,957	—	—	397,957
TOTAL	$2,298,394	$17,869,107	$—	$2,052,660	$—	$—	$(1,992,775)	$—	$—	$2,358,279	$17,869,107	$—	$20,227,386

9

Combined Pro Forma Statement of Assets and Liabilities as of March 31, 2018

(Unaudited)

Centre Active U.S. Tax Exempt Fund

Centre Global Infrastructure Fund

Centre Global Infrastructure Fund Pro Forma Combined

	Centre Active U.S. Tax Exempt Fund	Centre Global Infrastructure Fund	Adjustments		Combined*
ASSETS:
Investments, at value	$18,174,726	$2,052,660	$—		$20,227,386
Investments in affiliates, at value	1,992,775	—	(1,992,775)		—
Foreign currency, at value (Cost $– and $88, respectively)	—	88	—		88
Receivable for dividends and interest	207,048	3,324	—		210,372
Deposit with broker for futures contracts	822,448	—	—		822,448
Receivable due from investment adviser	4,039	79,702	—		83,741
Prepaid and other assets	23,204	837	—		24,041
Total Assets	21,224,240	2,136,611	(1,992,775)		21,368,076
LIABILITIES:
Payable to custodian	86,613	—	—		86,613
Payable to administrator	7,268	4,325	—		11,593
Payable to transfer agent	3,780	3,690	—		7,470
Payable for fund shares redeemed	29,774	—	—		29,774
Accrued 12b-1 and service fees	4,956	354	—		5,310
Payable for custodian fees	827	1,672	—		2,499
Payable for printing	1,772	78	—		1,850
Payable for legal and audit fees	130	3,533	—		3,663
Payable to Trustees	2,490	138	—		2,628
Payable under the Chief Compliance Officer Services Agreement	653	74	—		727
Other payables	1,324	5,067	—		6,391
Total Liabilities	139,587	18,931	—		158,518
NET ASSETS	$21,084,653	$2,117,680	$(1,992,775)		$21,209,558
NET ASSETS CONSIST OF:
Paid-in capital	$21,022,299	$2,264,232	$(1,992,775	)(a)	$21,293,756
Accumulated net investment income/(loss)	9,374	(1,244)	—		8,130
Accumulated net realized gain/(loss)	224,837	(13,915)	—		210,922
Net unrealized depreciation	(171,857)	(131,393)	—		(303,250)
NET ASSETS	$21,084,653	$2,117,680	$(1,992,775)		$21,209,558
INVESTMENTS, AT COST	$18,206,945	$2,184,061	$—		$20,391,006
INVESTMENTS IN AFFILIATES, AT COST	2,132,413	—	(2,132,413)		—
PRICING OF SHARES
Investor Class
Net Assets	$19,677,093	$31,084			$19,708,177
Shares outstanding	2,002,136	3,326	2,104,500		2,107,826
Net Asset Value, offering and redemption price per share	$9.83	$9.35			$9.35
Institutional Class
Net Assets	$1,407,559	$2,086,597	$(1,992,775)		$1,501,381
Shares outstanding	144,075	223,620	(62,724)		160,896
Net Asset Value, offering and redemption price per share	$9.77	$9.33			$9.33

* Centre Global Infrastructure Fund Pro Forma Combined

(a) Includes the redemption of the Tax Exempt Fund’s holding of Institutional Class shares of the Infrastructure Fund.

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Combined Pro Forma Statement of Operations for the 12 Months April 1, 2017 to March 31, 2018 (Unaudited)

Centre Active U.S. Tax Exempt Fund

Centre Global Infrastructure Fund

Centre Global Infrastructure Fund Pro Forma Combined

	Centre Active U.S. Tax Exempt Fund	Centre Global Infrastructure Fund	Pro Forma Adjustments		Centre Global Infrastructure Fund -Pro Forma Combined
INVESTMENT INCOME:
Interest	$665,213	$—	$—		$665,213
Dividends	—	60,125	—		60,125
Dividends from affiliated investments	6,413		(6,413	)(a)	—
Foreign taxes withheld	—	(2,902)	—		(2,902)
Total Investment Income	671,626	57,223	(6,413)		722,436
EXPENSES:
Investment advisory fees	95,999	18,297	70,769	(b)	185,065
Administration fees	41,245	26,804	—		68,049
Transfer agent fees	30,676	23,248	—		53,924
Custodian fees	4,950	9,843	—		14,793
Legal fees	28,564	2,396	—		30,960
Audit fees	12,550	12,550	(12,550	)(c)	12,550
Trustees' fees and expenses	8,491	812	—		9,303
Registration/filing fees	34,181	—	—		34,181
12b-1 (Investor Class)	56,446	65	—		56,511
Shareholder service fees	9,344	2,043	—		11,387
Printing fees	4,337	459	—		4,796
Chief Compliance Officer services fees	6,918	754	—		7,672
Offering costs	—	79,829	(79,829	)(d)	—
Miscellaneous expenses	5,623	453	—		6,076
Total expenses before waivers	339,324	177,553	(21,610)		495,267
Fees waived/reimbursed by investment adviser:
Investor Class	(97,093)	(1,913)	(53,212	)(e)	(152,218)
Institutional Class	(8,059)	(156,579)	154,314	(e)	(10,324)
Net Expenses	234,771	19,061	79,492		332,725
Net Investment Income	437,454	38,162	73,079		389,711
Net realized gain/(loss) on investments	283,152	(78,481)			204,671
Net realized gain/(loss) on futures contracts	(56,845)	—			(56,845)
Net realized gain/(loss) on foreign currencies	—	(3,438)			(3,438)
Total realized gain/(loss)	226,307	(81,919)	—		144,388
Net change in unrealized depreciation on investments	(545,634)	(131,401)			(677,035)
Net change in unrealized appreciation on futures contracts	157,091	—			157,091
Net change in unrealized depreciation on affiliated securities	(139,638)	—			(139,638)
Net change in unrealized appreciation on foreign currencies	—	8			8
Net change in unrealized depreciation	(528,181)	(131,393)			(659,574)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCIES	(301,874)	(213,312)	—		(515,186)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$135,580	$(175,150)	$73,079		$(125,475)

* Amounts represent the annualized results of operations based on the period January 29, 2018 through March 31, 2018.

(a)The adjustment is made to show a decrease in dividends from affiliated securities due to the Reorganization.

(b) The adjustment is made to show the change in advisory fees due to the Reorganization.

(c) The adjustment is made to show the decrease of audit fees due to the Reorganization.

(d) The adjustment is made to show the decrease of offering costs due to the Reorganization.

(e) The adjustment is made to show the adjusted waived/amount reimbursed due to the Fund based on the combined asset levels and expenses as well as the current expense limitation agreement.

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Notes to combining pro forma financial statements of

CENTRE aCTIVE U.S. TAX EXEMPT FUND AND CENTRE GLOBAL INFRASTRUCTURE FUND

mARCH 31, 2018

(Unaudited)

1. BASIS OF COMBINATION

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed reorganization of the Centre Active U.S. Tax Exempt Fund (the “Tax Exempt Fund”) into the Centre Global Infrastructure Fund (the “Infrastructure Fund”), each of which is a series of Centre Funds (the “Trust”) (the “Reorganization”). The Board of Trustees of the Trust (the “Board” or the “Trustees”), on behalf of the Tax Exempt Fund and the Infrastructure Fund, has determined unanimously, following the Adviser’s recommendation, that the Reorganization would be in the best interests of each Fund and its shareholders.

The unaudited Pro Forma Combined Schedule of Investments and Combined Statement of Assets and Liabilities reflect the financial position of the Funds at March 31, 2018 and assumes the merger occurred on that date. The unaudited Pro Forma Combined Statement of Operations reflects the results of operations of the Funds for the twelve month period ending March 31, 2018 and assumed the merger occurred at the beginning of the period. The Adviser anticipates disposing of certain Tax Exempt Fund assets in portfolio repositioning in connection with the Reorganization in a manner that is consistent with seeking to achieve the Infrastructure Fund’s investment objective and to adhere to its principal investment strategies and investment restrictions. This is not currently reflected in the combined pro forma Schedule of Investments.

The Plan of Reorganization (the “Plan”) provides for (i) the transfer of all of the assets and liabilities of the Tax Exempt Fund to the Infrastructure Fund in exchange for (a) Investor Class shares of the Infrastructure Fund, which will be distributed by the Tax Exempt Fund to its Investor Class shareholders, and (b) Institutional Class shares of the Infrastructure Fund, which will be distributed by the Tax Exempt Fund to its Institutional Class shareholders; and (ii) the termination of the Tax Exempt Fund. The transactions contemplated by the Plan are not expected to qualify as a tax-free “reorganization” under the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes.

The accompanying pro forma financial statements and notes to financial statements should be read in conjunction with the most recent unaudited semi-annual financial statements of the Funds. The accompanying pro forma combined financial statements include pro forma calculations that are based on estimates and as such may not necessarily represent what the actual combined fund financial statements would have been had the Reorganization occurred on the dates above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the Financial Statements:

(a)	Portfolio securities traded on a securities exchange or quoted by NASDAQ are valued at the last sale price on the principal exchange on which they are traded at the time the securities are valued, or, if not traded on that day, are valued at the closing bid price. Securities traded in the OTC market and not quoted by NASDAQ are valued at their last sale price or, if there is no available price, the last bid price quoted by brokers that make markets in the securities as of the close of regular trading hours on the day the securities are being valued. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (the “Exchange”) or using methods determined by the Board. Short-term instruments with maturities of 60 days or less are valued at the price supplied by an approved independent pricing source. Options contracts listed for trading on a securities exchange or board of trade shall be valued at the mean of the highest bid and lowest asked quotation across the exchanges on which the option is traded. Futures contracts are ordinarily valued at the closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Board. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board and other factors as warranted. In making a fair value determination, factors that may be considered, among others, may include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities; and prices of similar securities or financial instruments. If a Fund invests in shares of other open-end mutual funds (each, an “Underlying Fund”), the Fund calculates the net asset value of its shares based upon the net asset value of regular trading on the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the Exchange on each day the Exchange is open by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

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(b)	The per share net asset value (the “NAV”) of each Fund is calculated as of the close of trading on the Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The per share NAV is calculated by deducting from the Fund’s assets, the Fund’s liabilities, and then dividing the resulting net assets by the total number of shares outstanding, rounded to the nearest cent. The purchase price and redemption price per share is equal to the next determined NAV per share.

(c)	The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending September 30. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates.

As of and during the period ended March 31, 2018, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

The Tax Exempt Fund’s Federal tax returns for the year ended September 30, 2017, remain subject to examination by the Internal Revenue Service.

(d)	Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes.

(e)	A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (the “1933 Act”), or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered to be illiquid. As of March 31, 2018, the Funds did not hold any restricted securities.

(f)	The preparation of financial statements in conformity with accounting standards generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the amounts reported in financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The financial statements have been prepared as of the close of the Exchange on March 31, 2018. Each Fund is considered an investment company for financial reporting purposes under GAAP.

(g)	Each Fund bears expenses incurred specifically by such Fund, as well as a portion of general Trust expenses, which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund. Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. All of the realized and unrealized gains and losses and net investment income of a Fund, other than class-specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees payable under the distribution (Rule 12b-1) plan for Investor class shares of a Fund are charged with respect to such class.

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(h)	Currently, each Fund normally pays dividends and net investment income, if any, on a monthly basis. Prior to June 1, 2018, it was the policy of the Infrastructure Fund to pay distributions from net income, if any, on a quarterly basis. Each Fund normally distributes capital gains, if any, on an annual basis. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

(i)	A Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

(j)	The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

(k)	Offering costs, including costs of printing prospectuses, and legal and registration fees, are being amortized over 12 months from the respective inception dates of the Funds.

(L)	The pro forma combined statement of operations for April 1, 2017 to March 31, 2018, as adjusted, reflects changes in expenses of the Fund as if the Reorganization was consummated as of the close of business on March 31, 2018. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganizations, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

3. investment advisory agreements and RELATED-PARTY TRANSACTIONS

Centre Asset Management, LLC (the “Adviser”) serves as the investment adviser to the Tax Exempt Fund and the Infrastructure Fund pursuant to Investment Advisory Agreements with the Trust. Subject to the general oversight of the Board, the Adviser is responsible for among other things, developing a continuing investment program for each Fund in accordance with its investment objectives reviewing the investment strategies and policies of each Fund. In this capacity, the Adviser advises and assists the officers of the Trust in conducting the business of the Funds and is responsible for providing general investment advice and guidance to the Funds.

As compensation for the investment advisory services provided to the Funds, the Adviser currently receives monthly compensation based on each Fund’s average daily net assets at the annual rate of:

Fund	Management Fee Rate
Centre Active U.S. Tax Exempt Fund	0.40%
Centre Global Infrastructure Fund	0.90%

Tax Exempt Fund

For the Tax Exempt Fund, the Adviser has agreed, pursuant to an amended and restated written expense limitation agreement (the “Expense Limitation Agreement”), to reduce its advisory fees and/or reimburse other expenses of the Fund through at least October 31, 2019 to the extent necessary to limit the current operating expenses of the Fund, including, as applicable, investment advisory fees, but excluding, as applicable, any taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 0.90% of the average daily net assets of the Investor Class shares and 0.70% of the average daily net assets of the Institutional Class shares. The Expense Limitation Agreement may be terminated at any time by the Board of Trustees of the Trust (the “Board”) upon 60 days’ written notice to the Adviser, but may not be terminated by the Adviser without the consent of the Board. No recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by the Adviser, and the recoupment may not cause the Fund to exceed the then-existing expense limitation for that class at the time such reimbursement or waiver was made.

14

Infrastructure Fund

For the Infrastructure Fund, the Adviser has agreed, pursuant to a written expense limitation agreement (the “Expense Limitation Agreement”), to reduce its advisory fees and/or reimburse other expenses of the Fund for an initial period of not less than two years and until the next following effective date of the post-effective amendment to the registration statement of the Trust relating to the Fund incorporating the Fund’s financial statements for that fiscal year (the “Initial Term”) to the extent necessary to limit the current operating expenses of the Fund, including, as applicable, investment advisory fees, but excluding, as applicable, any taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 1.05% of the average daily net assets of the Investor Class shares and 1.10% of the average daily net assets of the Institutional Class shares. The Expense Limitation Agreement may be terminated at any time by the Board of Trustees of the Trust (the “Board”), upon 60 days’ written notice to the Adviser, but may not be terminated by the Adviser without the consent of the Board. No recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by the Adviser, and the recoupment may not cause the Fund to exceed the then-existing expense limitation for that class at the time such reimbursement or waiver was made. Prior to the close of business on May 18, 2018, the Adviser had agreed to limit the operating expenses of the Fund to an annual rate of 1.30% average daily net assets of the Investor Class shares and 1.10% of the average daily net assets of the Institutional Class shares.

During the twelve-month period ended March 31, 2018 for the Tax Exempt Fund, and the period from commencement of operations (January 29, 2018) to March 31, 2018 for the Infrastructure Fund, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/Reimbursed by Adviser

Centre Active U.S. Tax Exempt Fund
Investor	$97,093
Institutional	8,059
Centre Global Infrastructure Fund
Investor	1,913
Institutional	156,579

* Amounts represent the annualized results of operations based on the period January 29, 2018 through March 31, 2018.

ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as administrator to the Funds. ALPS receives a monthly fee paid by the Funds subject to a minimum monthly fee and is reimbursed for certain out-of-pocket expenses. Pursuant to an administrative agreement with the Trust, ALPS provides operational services to the Funds including, but not limited to fund accounting and fund administration services and general assistance in each Fund’s operations.

ALPS, pursuant to a transfer agency and services agreement with the Trust, serves as transfer agent for the Funds. Under the transfer agency and services agreement, ALPS receives an annual minimum fee per Fund and a fee based upon each shareholder account and its account activity and is reimbursed for certain out-of-pocket expenses.

ALPS, pursuant to a chief compliance officer services agreement with the Trust, provides chief compliance officer services to the Funds. Additionally, ALPS provides services in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act. ALPS receives an annual fee for these services and is reimbursed for certain out-of-pocket expenses, pursuant to the chief compliance officer services agreement.

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits the Trust, on behalf of Investor class shares of the Funds, to pay one or more entities for services rendered and expenses borne in connection with providing shareholder or distribution services with respect to the Investor class shares of each Fund.

15

The Trust has also adopted a shareholder services plan for certain non-distribution shareholder services provided by financial intermediaries. With respect to each Fund, the shareholder services plan authorizes annual payment of up to 0.15% of the average daily net assets attributable to Investor Class shares of the Fund, and up to 0.10% of the average daily net assets attributable to Institutional Class shares of the Fund.

ALPS Distributors, Inc. (the “Distributor”) acts as the principal underwriter of the Funds pursuant to a distribution agreement with the Trust. There were no payments to the Distributor by the Funds during the period ended March 31, 2018.

Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust. Each Trustee who is not an “interested person” receives an annual retainer of $20,000 paid quarterly. The Trust reimburses each Trustee and Officer for his or her travel and other expenses relating to attendance at Board meetings.

One Trustee is an officer of the Trust, and serves as Managing Director and Chief Investment Officer of the Adviser.

4. Capital Shares

The pro forma net asset values per share assume that the issuance of the Tax Exempt Fund shares to the Infrastructure Fund would have occurred at March 31, 2018 in connection with the proposed reorganization. The pro forma number of shares outstanding, by class, for the Infrastructure Fund consists of the following at March 31, 2018:

Fund	Shares Outstanding at March 31, 2018	Additional Shares issued in the Reorganization		Pro Forma Shares at March 31, 2018
Centre Global Infrastructure Fund (Investor Class)	3,326	2,104,500		2,107,826
Centre Global Infrastructure Fund (Institutional Class)	223,620	(62,724	)(a)	160,896

(a) Includes the redemption of the Tax Exempt Fund’s holding of Institutional Class shares of the Infrastructure Fund.

5. FEDERAL INCOME TAX AND TAX BASIS INFORMATION

As of and during the period ended March 31, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. Federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Components of Distributable Earnings on a Tax Basis: At March 31, 2018, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the book and tax treatment of currency transactions, book/tax distribution differences, distributions paid to meet excise and certain other investments.

Distributions to Shareholders: Currently, each Fund normally pays dividends and net investment income, if any, on a monthly basis. Prior to June 1, 2018, it was the policy of the Infrastructure Fund to pay distributions from net income, if any, on a quarterly basis. Each Fund normally distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income each Fund receives from its investments, including distributions of short term capital gains. Capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than one year. Each Fund may make additional distributions and dividends at other times if the Adviser believes doing so may be necessary for each Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The amounts and characteristics of tax basis distributable earnings/(accumulated losses) are finalized at fiscal year-end.

16

The tax character of distributions paid for the fiscal year ended September 30, 2017 was as follows:

Distributions Paid From:	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains
Centre Active U.S. Tax Exempt Fund	6,769	600,166	470,756

The tax character of distributions paid for the fiscal year ended September 30, 2016 was as follows:

Distributions Paid From:	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains
Centre Active U.S. Tax Exempt Fund	7,177	911,840	960,301

Unrealized Appreciation and Depreciation on Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at March 31, 2018 are displayed in the table below. The difference between book and tax basis unrealized appreciation/(depreciation) for the Funds is primarily attributable to wash sales and certain other investments.

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Tax Unrealized Appreciation/(Depreciation) on Investments
Centre Active U.S. Tax Exempt Fund	$20,339,358	$132,915	$(304,772)	$(171,857)
Centre Global Infrastructure Fund	2,184,061	18,482	(149,883)	(131,401)

6. pro forma Calculation

The accompanying pro forma combined financial statements include pro forma calculations that are based on estimates and as such may not necessarily be representative of the actual combined fund financial statements.

17

PART C

OTHER INFORMATION

ITEM 15.	Indemnification

Under Delaware law, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the business trust. The Registrant's Trust Instrument contains the following provisions:

Article VII. Section 2. Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Advisor or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Article VII. Section 3. Indemnification.

(a)       Subject to the exceptions and limitations contained in Subsection (b) below:

(i)       every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) ("Covered Person") shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

(ii)       as used herein, the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys, fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

C-1

(b)       No indemnification shall be provided hereunder to a Covered Person:

(i)       who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)       in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)       The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d)       To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e)       Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Trust Instrument or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

In addition, the Registrant has entered into an Investment Advisory Agreement with the investment adviser and a Distribution Agreement with the distributor. These agreements provide indemnification for those entities and their respective affiliates. The investment adviser's and distributor's personnel may serve as trustees and officers of the Trust.

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Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

ITEM 16.	Exhibits
(1)	(a)	Amended and Restated Declaration of Trust, dated June 22, 2012 ("Trust Instrument") - Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement filed with the SEC on August 31, 2012.

(b)	Certificate of Amendment to Certificate of Trust, effective January 17, 2014 – Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement filed with the SEC on January 17, 2014.

(2)	By-Laws, dated March 17, 2011 – Incorporated by reference to the initial Registration Statement filed with the SEC on April 5, 2011.

(3)	Voting Trust Agreements – Not applicable.

(4)	Agreement and Plan of Reorganization – Filed as Appendix A to the Proxy Statement/Prospectus.

(5)	Articles III, V, and VI of the Trust Instrument, Exhibit (1)(a) hereto, define the rights of holders of the securities being registered. (Certificates for shares are not issued.)

(6)	(a)	Investment Advisory Agreement, dated November 4, 2013, between Centre Asset Management, LLC and Centre Funds (f/k/a Drexel Hamilton Mutual Funds) on behalf of the Centre Active U.S. Treasury Fund – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement filed with the SEC on November 5, 2013.

(b)	Investment Advisory Agreement, dated September 14, 2013, between Centre Asset Management, LLC and Centre Funds (f/k/a Drexel Hamilton Mutual Funds) on behalf of the Centre American Select Equity Fund (f/k/a Drexel Hamilton Centre American Equity Fund) – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement filed with the SEC on November 5, 2013.
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(c)	Investment Advisory Agreement, dated December 8, 2014, between Centre Asset Management, LLC and Centre Funds, on behalf of Centre Active U.S. Tax Exempt Fund – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement filed with the SEC on January 28, 2016.
(d)	Investment Advisory Agreement, dated July 20, 2016, between Centre Asset Management, LLC and Centre Funds, on behalf of Centre Global Infrastructure Fund – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement filed with the SEC on January 29, 2018.

(7)	(a)	Form of Distribution Agreement between Registrant and ALPS Distributors, Inc., as distributor for each series of the Trust (the "Distribution Agreement") – Incorporated by reference to Pre-Effective Amendment No. 2 dated October 21, 2011.

(b)	Amendment No. 3 to the Distribution Agreement – Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement filed with the SEC on January 17, 2014.

(c)	Amendment No. 4 to the Distribution Agreement – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement filed with the SEC on January 28, 2016.

(d)	Amendment No. 8 to the Distribution Agreement – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement filed with the SEC on January 29, 2018.

(8)	Bonus, profit sharing, pension or other similar contracts or arrangements. – Not applicable.

(9)	Form of Amended and Restated Custodian Agreement between Centre Funds (f/k/a Drexel Hamilton Mutual Funds) and MFUG Union Bank National Association (f/k/a Union Bank, N.A.) – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement filed with the SEC on August 31, 2012.

(10)	(a)	Amended and Restated Rule 12b-1 Plan – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement filed with the SEC on December 17, 2014.

(b)	Amended and Restated Appendix A to Amended and Restated Rule 12b-1 Plan – Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement filed with the SEC on July 20, 2016.

(c)	Amended and Restated Rule 18f-3 Plan – Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement filed with the SEC on July 20, 2016.
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(11)	Opinion and Consent of Seward & Kissel LLP regarding the legality of issuance of shares – Filed herewith.
(12)	Form of Opinion of Seward & Kissel LLP regarding certain tax matters – Filed herewith.

(13)	(a)(1)	Administration, Bookkeeping and Pricing Services Agreement, dated June 28, 2011, between Centre Funds (f/k/a Drexel Hamilton Mutual Funds) and ALPS Fund Services, Inc., as administrator for each series of the Trust (the "Administration Agreement") – Incorporated by reference to Pre-Effective Amendment No. 1 filed with the SEC on September 15, 2011.

(a)(2)	Amendment No. 1 to the Administration Agreement – Incorporated by reference to Pre-Effective Amendment No. 2 filed with the SEC on October 21, 2011.

(a)(3)	Amendment No. 4 to the Administration Agreement – Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement filed with the SEC on January 17, 2014.

(a)(4)	Amendment No. 5 to the Administration Agreement – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement filed with the SEC on January 28, 2016.

(a)(5)	Amendment No. 9 to the Administration Agreement – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement filed with the SEC on January 29, 2018.

(b)(1)	Amended and Restated Transfer Agency and Services Agreement, dated January 20, 2014, between Centre Funds (f/k/a Drexel Hamilton Mutual Funds) and ALPS Fund Services, Inc., as transfer agent for each series of the Trust (the "Transfer Agency Agreement") – Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement filed with the SEC on January 17, 2014.

(b)(2)	Amendment No. 1 to the Transfer Agency Agreement – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement filed with the SEC on January 28, 2016.

(b)(3)	Amendment No. 5 to the Transfer Agency Agreement – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement filed with the SEC on January 29, 2018.

(c)(1)	Amended and Restated Expense Limitation Agreement, dated May 18, 2018, between Centre Funds and Centre Asset Management, LLC with respect to the Centre Global Infrastructure Fund – Filed herewith.
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(c)(2)	Amended and Restated Expense Limitation Agreement, dated November 10, 2017, between Centre Funds and Centre Asset Management, LLC with respect to the Centre American Select Equity Fund – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement filed with the SEC on January 29, 2018.
(c)(3)	Amended and Restated Expense Limitation Agreement, dated November 10, 2017, between Centre Funds and Centre Asset Management, LLC with respect to the Centre Active U.S. Treasury Fund – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement filed with the SEC on January 29, 2018.
(c)(4)	Amended and Restated Expense Limitation Agreement, dated November 10, 2017, between Centre Funds and Centre Asset Management, LLC with respect to the Centre Active U.S. Tax Exempt Fund – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement filed with the SEC on January 29, 2018.
(14)	Consent of Cohen & Company Ltd., Independent Registered Public Accounting Firm for Centre Funds – Filed herewith.
(15)	Financial statements omitted pursuant to Item 14(a)(1) – Not Applicable.

(16)	Powers of Attorney dated January 3, 2014* – Filed herewith.

(17)	Additional Exhibits – Not Applicable.

______________

* As of January 3, 2014, the name of the Registrant was Drexel Hamilton Mutual Funds.

ITEM 17.	Undertakings

(1)	Registrant hereby agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other terms of the applicable form.

(2)	Registrant hereby agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

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SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the city of New York, State of New York on this 7th day of June, 2018.

CENTRE FUNDS

By:	/s/ James A. Abate
James A. Abate, President

As required by the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	/s/ James A. Abate	President, Treasurer	June 7, 2018
	James A. Abate	and Trustee

	/s/ Dr. James L. Grant*	Trustee	June 7, 2018
Dr. James L. Grant

	/s/ Dr. Aloke Ghosh*	Trustee	June 7, 2018
Dr. Aloke Ghosh

	/s/ Joseph Marinaro*	Trustee	June 7, 2018
Joseph Marinaro

*By:	/s/ James A. Abate
James A. Abate
Attorney-in-Fact pursuant to the Powers of Attorney filed as exhibits to this Registration
Statement.

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Exhibit List

(11)	Opinion and Consent
(12)	Form of Opinion regarding certain tax matters
(13)(c)(1)	Amended and Restated Expense Limitation Agreement

(14)	Consent of Cohen & Company Ltd.
(16)	Powers of Attorney dated January 3, 2014

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